As filed with the U.S. Securities and Exchange Commission on April 27, 2021
Securities Act File No. 333-83071
Investment Company Act File No. 811-09477

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No. ___
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Post-Effective Amendment No. 45
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And/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 57
☒
(Check appropriate box or boxes)
VOYA VARIABLE INSURANCE TRUST
(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258
(Address of Principal Executive Offices)
Registrant's Telephone Number, Including Area Code: (800) 992-0180
Huey P. Falgout, Jr., Esq.
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
(Name and Address of Agent for Service)
With copies to:
Elizabeth J. Reza
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING
It is proposed that this filing will become effective (check appropriate box):
☐
Immediately upon filing pursuant to paragraph (b)
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on May 1, 2021, pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on (date), pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date), pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐
This post-effective amendment designated a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.001 per share.

VOYA VARIABLE INSURANCE TRUST
(“Registrant”)
CONTENTS OF REGISTRATION STATEMENT
This Registration Statement consists of the following papers and documents:
* Cover Sheet
* Contents of Registration Statement
* Explanatory Note
* Registrant’s VY® BrandywineGLOBAL – Bond Portfolio’s Prospectus dated May 1, 2021
* Registrant’s VY® BrandywineGLOBAL – Bond Portfolio’s Statement of Additional Information dated May 1, 2021
* Part C
* Signature Page

EXPLANATORY NOTE
This Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 333-83071) of Voya Variable Insurance Trust (the “Registrant”) is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”), for the purpose of finalizing the disclosure in compliance with annual updating requirements to the Registrant’s VY® BrandywineGLOBAL – Bond Portfolio’s Prospectus and related Statement of Additional Information, each dated May 1, 2021.

May 1, 2021
Prospectus

•
VY® BrandywineGLOBAL - Bond Portfolio
Ticker: VGSBX

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports are no longer sent by mail unless you specifically request paper copies of the reports. Instead, the reports are made available on a website and you will be notified by mail each time a report is posted and you will be provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all funds held in which you invest.
The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

VY® BrandywineGLOBAL - Bond Portfolio
Investment Objective
The Portfolio seeks total return consisting of capital appreciation and income.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Management Fee	0.50%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.58%
Waivers and Reimbursements[1]	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.58%
1
The adviser is contractually obligated to limit expenses to 0.58% through May 1, 2022. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Portfolio’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
	$59	186	324	726
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 134% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds and other fixed-income securities. The Portfolio will provide 60 days’ prior notice of any change in this investment policy. For purposes of satisfying the 80% requirement, the Portfolio may also invest in derivative instruments that have the economic characteristics similar to bonds and other fixed-income securities. The other fixed-income securities in which the Portfolio may invest include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate debt securities (including Yankee bonds, Eurobonds and Supranational bonds), taxable municipal bonds, collateralized loan obligations, agency and non-agency mortgage-related securities (including without limitation collateralized mortgage obligations), asset-backed securities (including without limitation collateralized debt obligations) non-U.S. sovereign debt obligations issued in U.S. dollars, and non-U.S. agency debt obligations issued in U.S. dollars. The Portfolio may also hold a portion of its assets in cash and cash equivalents.
The Portfolio may also invest in derivatives, including forward foreign currency exchange contracts, futures, options, and swaps (including credit default swaps) involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Portfolio.
The sub-adviser (“Sub-Adviser”) follows a value-driven, active, strategic approach to portfolio decisions that considers duration, yield curve exposure, credit exposure, and sector weightings that are based upon the broad investment themes of its global macroeconomic research platform as they apply to U.S. markets. As part of its investment process, the Sub-Adviser develops an outlook for macroeconomic variables such as inflation, growth, and unemployment in the United States as well as in other countries that may impact U.S. fixed-income sectors. The Sub-Adviser then develops a viewpoint on the business cycle and positions the strategy’s duration, sector weighting and credit exposures accordingly.
The Sub-Adviser expects that the Portfolio’s weighted average portfolio duration will generally range from 1 year to 10 years and has the flexibility to reduce portfolio duration should it
VY® BrandywineGLOBAL - Bond Portfolio
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believe duration risk poses a significant threat to capital appreciation. The Portfolio’s weighted average portfolio duration may also exceed this range meaningfully at times.
Duration is a measure of sensitivity of the price of a debt security to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are expected to be received. The weights are the amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the debt instrument’s price. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by 1%.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company:The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit:The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Credit Default Swaps:The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Portfolio will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate with its underlying asset as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that central clearing will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to new kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.
Currency:To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments:Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Interest in Loans:The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether.
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VY® BrandywineGLOBAL - Bond Portfolio

A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Interest Rate:With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, the United States experiences a low interest rate environment, which may increase the Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Portfolio invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. Changes to monetary policy by the Federal Reserve Board or other regulatory actions could expose fixed-income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Liquidity:If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Portfolio. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market:Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization:Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical:The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Portfolio and the Portfolio. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Mortgage- and/or Asset-Backed Securities:Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets and
VY® BrandywineGLOBAL - Bond Portfolio
3

the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies:The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Securities Lending:Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Sovereign Debt:These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
U.S. Government Securities and Obligations:U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
Value Investing:Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. A particular risk of the Portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.
The Portfolio’s performance prior to August 9, 2019 reflects returns achieved by a different sub-adviser and pursuant to different principal investment strategies. If the Portfolio’s current sub-adviser and strategies had been in place for the prior periods, the performance information shown would have been different.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into
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VY® BrandywineGLOBAL - Bond Portfolio

account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd Quarter 2020, 7.61% and Worst quarter: 4th Quarter 2016, -2.71%
Average Annual Total Returns % (for the periods ended December 31, 2020)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
VY BrandywineGLOBAL - Bond Portfolio	%	17.47	6.10	N/A	5.22	02/20/15
Bloomberg Barclays U.S. Aggregate Bond Index[1]	%	7.51	4.44	N/A	3.79
1
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser	Sub-Adviser
Voya Investments, LLC	Brandywine Global Investment Management, LLC

Portfolio Managers
David F. Hoffman, CFA Portfolio Manager (since 08/19)	John P. McIntyre, CFA Portfolio Manager (since 08/19)
Anujeet Sareen, CFA Portfolio Manager (since 08/19)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes.
See the contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
VY® BrandywineGLOBAL - Bond Portfolio
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KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Portfolio's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.
Neither this Prospectus, nor the related SAI, nor other communications to shareholders, such as proxy statements, is intended, or should be read, to be or give rise to an agreement or contract between Voya Variable Insurance Trust, the Trustees, or the Portfolio and any investor, or to give rise to any rights to any shareholder or other person other than any rights under federal or state law.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Portfolio. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder or under the terms of an exemptive order granted by the SEC.
The Portfolio is a series of Voya Variable Insurance Trust (“Trust”), a Delaware statutory trust. The Portfolio is managed by Voya Investments, LLC (“Voya Investments” or “Adviser”).
Fundamental Investment Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. Other policies and investment strategies may be changed without a shareholder vote.
Non-Fundamental Investment Policies
The Portfolio has adopted non-fundamental investment policies to invest the Portfolio's assets in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.
Portfolio Diversification
The Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 as amended, and the rules, regulations, and applicable exemptive orders thereunder (“1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser anticipates unusual market, economic, political, or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio invests defensively, it may not achieve its investment objective. The Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized.
Percentage and Rating Limitations
The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.
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KEY PORTFOLIO INFORMATION (continued)

Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Portfolio's fiscal year ends December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objective
The Portfolio's investment objective is non-fundamental and may be changed by a vote of the Portfolio's Board, without shareholder approval. The Portfolio will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.
Additional Information About Principal Investment Strategies
For a complete description of the Portfolio's principal investment strategies, please see the Portfolio's summary prospectus or the summary section of this Prospectus.
Additional Information About the Principal Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the principal risks associated with certain of the types of securities in which the Portfolio may invest and certain of the investment practices that the Portfolio may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolio, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Portfolio may invest in these securities or use these techniques as part of the Portfolio's principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio's principal investment strategies.
The discussions below expand on the risks included in the Portfolio's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Portfolio.
Company:The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit:The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Credit Default Swaps:The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Portfolio will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate with its underlying asset as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that central clearing will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to new kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.
Currency:To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Derivative Instruments:Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forward foreign currency exchange contracts, and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) has implemented similar requirements, which affects the Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to new kinds of costs and risks.
Foreign Investments: To the extent the Portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting, auditing and financial reporting standards and practices; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair the Portfolio's ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. In addition, foreign withholding or other taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Interest in Loans:The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
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Interest Rate:With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, the United States experiences a low interest rate environment, which may increase the Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Portfolio invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. Changes to monetary policy by the Federal Reserve Board or other regulatory actions could expose fixed-income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Liquidity:If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Portfolio. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market:Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization:Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical:The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Portfolio and the Portfolio. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Mortgage- and/or Asset-Backed Securities:Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in market interest rates than shorter term securities.
These securities may be significantly affected by government regulation, market interest rates, market perception of the creditworthiness of an issuer servicer, and loan-to-value ratio of the underlying assets. During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Other Investment Companies:The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject.
ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Other investment companies include Holding Company Depositary Receipts (“HOLDRs”). Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Securities Lending:Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

The Portfolio seeks to minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity. In the event of a borrower default, the Portfolio will be protected to the extent the Portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. The Portfolio is protected by its securities lending agent, which has agreed to indemnify the Portfolio from losses resulting from borrower default.
Sovereign Debt:These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
U.S. Government Securities and Obligations:U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government and therefore involve greater risk. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. The impact of greater governmental scrutiny into the operations of certain agencies and government-sponsored enterprises may adversely affect the value of securities issued by these entities. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing market interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
Value Investing:Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. A particular risk of the Portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
Further Information About Principal Risks
The following provides additional information about certain aspects of the principal risks described above.
Counterparty:The entity with which the Portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that Portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions or when the Portfolio conducts business with a limited number of counterparties.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Duration:One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond’s price to market interest rate movements and is one of the tools used by a portfolio manager in selecting debt instruments. Duration is a measure of the average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a non-callable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a non-callable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in market interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if market interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if market interest rates dropped by one percentage point.
Investment by Other Funds: Various other funds and/or funds-of-funds, including some Voya funds, may invest in the Portfolio. If investments by these other funds result in large inflows or outflows of cash from the Portfolio, the Portfolio could be required to sell securities or invest cash at times, or in ways, that could negatively impact its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on the Portfolio. These transactions also could increase transaction costs or portfolio turnover or affect the liquidity of the Portfolio’s portfolio. The manager will monitor transactions by such funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Leverage:Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities, short sales, and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged.
Manager:The Portfolio is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will make judgments and apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions will produce the desired results.
Operational:ThePortfolio, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. Cyber-attacks, disruptions, or failures that affect the Portfolio’s service providers, counterparties, market participants, or issuers of securities held by the Portfolio may adversely affect the Portfolio and its shareholders, including by causing losses or impairing the Portfolio’s operations. Information relating to the Portfolio’s investments has been and will in the future be delivered electronically. There are risks associated with electronic delivery including, but not limited to, that e-mail messages are not secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient.
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PORTFOLIO HOLDINGS INFORMATION

A description of the Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the Portfolio's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
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MANAGEMENT OF THE PORTFOLIO

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolio. Voya Investments has overall responsibility for the management of the Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2020, Voya Investments managed approximately $93 billion in assets.
Management Fee
The Adviser receives an annual fee for its services to the Portfolio. The fee is payable in monthly installments based on the average daily net assets of the Portfolio.
The Adviser is responsible for all of its own costs, including costs of the personnel required to carry out its duties.
The following table shows the aggregate annual management fee paid by the Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets.

Management Fee
VY® BrandywineGLOBAL - Bond Portfolio	0.50%
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolio’s annual shareholder report dated December 31, 2020.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio's portfolio.
The Adviser acts as a “manager-of-managers” for the Portfolio. The Adviser has ultimate responsibility, subject to the oversight of the Portfolio’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolio and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Portfolio the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers. Pursuant to the exemptive relief, the Adviser, with the approval of the Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolio’s assets among other sub-advisers.
The Adviser’s selection of sub-advisers presents conflicts of interest. The Adviser will have an economic incentive to select sub-advisers that charge the lowest sub-advisory fees, to select sub-advisers affiliated with it, or to manage a portion of a Portfolio itself. The Adviser may retain an affiliated sub-adviser (or delay terminating an affiliated sub-adviser) in order to help that sub-adviser achieve or maintain scale in an investment strategy or increase its assets under management. The Adviser may select or retain a sub-adviser affiliated with it even in cases where another potential sub-adviser or an existing sub-adviser might charge a lower fee or have more favorable historical investment performance.
In the event that the Adviser exercises its discretion to replace a sub-adviser or add a new sub-adviser, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Portfolio and a change to the investment strategies of the Portfolio.
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MANAGEMENT OF THE PORTFOLIO (continued)

Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser, the Portfolio’s Board, or the sub-adviser, provided that the conditions of such termination are met. In addition, the agreement may be terminated by the Portfolio’s shareholders. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Portfolio’s shareholders.
Brandywine Global Investment Management, LLC
Brandywine Global Investment Management, LLC (“Brandywine Global” or “Sub-Adviser”) provides the day-to-day portfolio management of the Portfolio. Brandywine Global has offices at 1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103. Brandywine Global acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2020 Brandywine Global’s total assets under management were approximately $63.9 billion.
The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio.
David F. Hoffman, CFA, is a Managing Director of Brandywine Global and has been employed at Brandywine Global since 1995. Previously, he was president of Hoffman Capital, a global financial futures investment firm (1991-1995); head of fixed-income investments at Columbus Circle Investors (1983-1990); senior vice president and portfolio manager at INA Capital Management (1979-1982), and fixed-income portfolio manager at Provident National Bank (1975-1979).
John P. McIntyre, CFA, is a Portfolio Manager and has been employed at Brandywine Global since 1998. Previously he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed-income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990); and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989).
Anujeet Sareen, CFA, is a Portfolio Manager and has been employed at Brandywine Global since 2016. Previously, he was a managing director of global fixed-income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22-year career at Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed-income and currency management experience.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolio.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. See “Principal Underwriter” in the SAI.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
Contractual Arrangements
The Portfolio has contractual arrangements with various service providers, which may include, among others, investment advisers, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolio. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Portfolio. This paragraph is not intended to limit any rights granted to shareholders under federal or state securities laws.
16

HOW SHARES ARE PRICED

The Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Portfolio is calculated by taking the value of the Portfolio’s assets, subtracting the Portfolio’s liabilities, and dividing by the number of shares that are outstanding. On days when the Portfolio is closed for business, Portfolio shares will not be priced and the Portfolio does not transact purchase and redemption orders. To the extent the Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolio’s Board. Such procedures provide, for example, that:
•
Exchange-traded securities are valued at the mean of the closing bid and ask.
•
Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data.
•
Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers.
•
Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes.
•
Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse.
•
Over-the-counter swap agreements are valued using a price provided by an independent pricing service.
•
Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service.
•
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the
17

HOW SHARES ARE PRICED (continued)

principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Portfolio.
When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
18

HOW TO BUY AND SELL SHARES

The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies (as permitted by the 1940 Act), and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations.
The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan, or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
The Portfolio currently does not foresee any disadvantages to investors if it serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which the Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.
The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
19

FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Adviser or affiliated entities have agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.
The Board has made a determination not to adopt a separate policy for the Portfolio with respect to frequent purchases and redemptions of shares by the Portfolio’s shareholders, but rather to rely on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.
Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in its current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time it calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce its exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that the Portfolio does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Portfolio’s shares which negatively affects long-term shareholders.
The following transactions are excluded when determining whether trading activity is excessive:
•
Rebalancing to facilitate fund-of-fund arrangements or the Portfolio’s systematic exchange privileges; and
•
Purchases or sales initiated by certain other funds in the Voya family of funds.
Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.
20

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio's Distribution and Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. Fees derived from the Portfolio’s Service Plans may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for servicing shareholder accounts. Shareholder services may include, among other things, administrative, record keeping, or other services that insurance companies or Qualified Plans provide to the clients who use the Portfolio as an investment option. In addition, the Adviser, Distributor, or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. Payments to financial intermediaries by the Distributor or its affiliates or by the Portfolio may provide an incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans over other mutual funds or products.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: C.M. Life Insurance Company, First Security Benefit Life Insurance and Annuity Company of New York, Lexington Life Insurance Company, Lincoln Financial Group, Massachusetts Mutual Life Insurance Company, New York Life Insurance and Annuity Corporation, Security Benefit Life Insurance Company, Security Equity Life Insurance Company, Symetra Life Insurance Company, TIAA Life Insurance Company, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Union Securities. Except as discussed in further detail below, the fees payable under these agreements are for compensation for providing distribution and/or shareholder services for which the insurance companies are paid at annual rates that range from 0.00% to 0.50%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. Neither the Portfolio, the Adviser, nor the Distributor are parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
21

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Portfolio generally distributes most or all of its net earnings in the form of dividends, consisting of net investment income and capital gains distributions. The Portfolio distributes capital gains, if any, annually. The Portfolio also declares dividends and pays dividends consisting of net investment income, if any, annually.
All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash.
From time to time a portion of the Portfolio’s distributions may constitute a return of capital. To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.
Tax Matters
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.
The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts.
Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for the contract.
See the SAI for further information about tax matters.
The tax status of your investment in the Portfolio depends upon the features of your Variable Contract. For further information, please refer to the prospectus for the Variable Contract.
22

INDEX DESCRIPTION

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized index of publicly issued, investment-grade U.S. government, mortgage-backed, asset-backed, and corporate debt securities.
23

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown. Certain information reflects the financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and/or distributions). The information for the fiscal year ended December 31, 2020 has been audited by Ernst & Young LLP, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request. The information for the prior fiscal years or periods was audited by a different independent public accounting firm.
24

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/additions (2)(3)(4)	Net investment income (loss) (2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® BrandywineGLOBAL - Bond Portfolio
12-31-20	10.51	0.22•	1.59	1.81	0.21	0.08	—	0.29	—	12.03	17.47	0.56	0.58	0.58	1.92	318,665	134
12-31-19	9.73	0.25•	0.73	0.98	0.20	—	—	0.20	—	10.51	10.12	0.61	0.58	0.58	2.48	182,892	449
12-31-18	10.12	0.26•	(0.43)	(0.17)	0.22	—	—	0.22	—	9.73	(1.65)	0.71	0.58	0.58	2.61	194,159	457
12-31-17	10.06	0.22•	0.07	0.29	0.23	—	—	0.23	—	10.12	2.93	0.69	0.58	0.58	2.16	214,952	345
12-31-16	10.02	0.20•	0.08	0.28	0.24	—	—	0.24	—	10.06	2.70	0.66	0.58	0.58	2.00	226,846	490
ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS
(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)
Annualized for periods less than one year.
(3)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)
Ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
•
Calculated using average number of shares outstanding throughout the year or period.
25

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TO OBTAIN MORE INFORMATION
You will find more information about the Portfolio in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolio's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolio's performance during the applicable reporting period, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
Copies of this information may also be obtained for a duplicating fee, by contacting the SEC at: publicinfo@sec.gov.
Or obtain the information at no cost by visiting the EDGAR Database on the SEC's Internet website at: www.sec.gov.
When contacting the SEC, you will want to refer to the Portfolio's SEC file number. The file number is as follows:

Voya Variable Insurance Trust	811-9477
VY® BrandywineGLOBAL - Bond Portfolio
PRO-47329301(0521-050121)

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2021
Voya Variable Insurance Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
VY® BrandywineGLOBAL - Bond Portfolio
Ticker: VGSBX
  This Statement of Additional Information (“SAI”) contains additional information about the Portfolio listed above. This SAI is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 2021, as supplemented or revised from time to time. The Portfolio’s financial statements for the fiscal year ended December 31, 2020, including the independent registered public accounting firm’s report thereon found in the Portfolio’s most recent annual report to shareholders, are incorporated into this SAI by reference. The Portfolio’s Prospectus and annual or unaudited semi-annual shareholder reports may be obtained free of charge by contacting the Portfolio at the address and phone number written above or by visiting our website at www.voyainvestments.com.

INTRODUCTION AND GLOSSARY
This SAI is designed to elaborate upon information contained in the Portfolio’s Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Portfolio’s securities and investment techniques. Some investment techniques are described only in the Prospectus and are not repeated here.
Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.
Following are definitions of general terms that may be used throughout this SAI:
1933 Act: Securities Act of 1933, as amended
1934 Act: Securities Exchange Act of 1934, as amended
1940 Act: Investment Company Act of 1940, as amended
Adviser: Voya Investments, LLC or Voya Investments (formerly, ING Investments, LLC)
Affiliated Fund: A fund within the Voya family of funds
Board: The Board of Trustees for the Trust
Business Day: Each day the NYSE opens for regular trading
CDSC: Contingent deferred sales charge
CFTC: United StatesCommodity Futures Trading Commission
Code: Internal Revenue Code of 1986, as amended
Distributor: Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC)
Distribution Agreement: The Distribution Agreement for the Portfolio, as described herein
ETF: Exchange Traded Fund
EU: European Union
Expense Limitation Agreement: The Expense Limitation Agreement(s) for the Portfolio, as described herein
FDIC: Federal Deposit Insurance Corporation
FHLMC: Federal Home Loan Mortgage Corporation
FINRA: Financial Industry Regulatory Authority, Inc.
Fiscal Year End of the Portfolio: December 31,
Fitch: Fitch Ratings
FNMA: Federal National Mortgage Association
GNMA: Government National Mortgage Association
Independent Trustees: The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Portfolio
Interested Trustees: The Trustees of the Board who are currently treated as “interested persons” (as defined in the 1940 Act) of the Portfolio
Investment Management Agreement: The Investment Management Agreement for the Portfolio, as described herein
IPO: Initial Public Offering
IRA: Individual Retirement Account
IRS: United States Internal Revenue Service
LIBOR: London Interbank Offered Rate
MLPs: Master Limited Partnerships
Moody’s: Moody’s Investors Service, Inc.
NAV: Net Asset Value
NRSRO: Nationally Recognized Statistical Rating Organization
NYSE: New York Stock Exchange

OTC: Over-the-counter
Portfolio: One or more of the investment management companies listed on the front cover of this SAI
Principal Underwriter: Voya Investments Distributor, LLC or the “Distributor”
Prospectus: One or more prospectuses for the Portfolio
REIT: Real Estate Investment Trust
REMICs: Real Estate Mortgage Investment Conduits
RIC: A “Regulated Investment Company,” pursuant to the Code
Rule 12b-1: Rule 12b-1 (under the 1940 Act)
Rule 12b-1 Plan: A distribution and/or Shareholder Service Plan adopted under Rule 12b-1
S&L: Savings & Loan Association
S&P: S&P Global Ratings
SEC: United States Securities and Exchange Commission
Sub-Adviser: One or more sub-advisers for a Portfolio, as described herein
Sub-Advisory Agreement: The Sub-Advisory Agreement(s) for the Portfolio, as described herein
Trust: Voya Variable Insurance Trust
Underlying Funds: Unless otherwise stated, other mutual funds or ETFs in which the Portfolio may invest
Voya family of funds or the “funds”: All of the RICs managed by Voya Investments
Voya IM: Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
HISTORY OF the Trust
Voya Variable Insurance Trust, an open-end management investment company that is registered under the 1940 Act, was organized as a Delaware statutory trust on July 15, 1999. On April 30, 2001, the name of the Trust was changed from “ING Variable Insurance Trust” to “Pilgrim Variable Insurance Trust.” On May 1, 2002, the name of the Trust was changed from “Pilgrim Variable Insurance Trust” to “ING Variable Insurance Trust.” On May 1, 2014, the name of the Trust was changed from “ING Variable Insurance Trust” to “Voya Variable Insurance Trust.”
Portfolio Name Changes During the Past Ten Years

Portfolio	Former Name	Date of Change
VY® BrandywineGLOBAL – Bond Portfolio	VY® Goldman Sachs Bond Portfolio	August 9, 2019

SUPPLEMENTAL DESCRIPTION OF Portfolio INVESTMENTS AND RISKS
Diversification and Concentration
Diversified Investment Companies. The 1940 Act generally requires that a diversified portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).
Non-Diversified Investment Companies. A non-diversified investment company under the 1940 Act means that a portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers may cause the portfolio’s share price to fluctuate more than that of a diversified investment company. When compared to a diversified portfolio, a non-diversified portfolio may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.
Concentration. For purposes of the 1940 Act, concentration occurs when at least 25% of a portfolio’s assets are invested in any one industry or group of industries.
The Portfolio is classified as a “diversified” portfolio as that term is defined under the 1940 Act. In addition, the Portfolio has a fundamental policy against concentration.
Investments, Investment Strategies, and Risks
The table on the following pages identifies various securities and investment techniques used by the Adviser or Sub-Adviser in managing the Portfolio and provides a more detailed description of those securities and techniques along with the risks associated with them. The Portfolio may use any or all of these techniques at any one time, and the fact that the Portfolio may use a technique does not mean that the technique will be used. The Portfolio’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Portfolio’s investment objective, policies, and restrictions described in that Portfolio’s Prospectus and/or in this SAI, as well as federal securities laws. There can be no assurance that the Portfolio will achieve its investment objective. The Portfolio’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques the Portfolio utilizes is set forth below. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Portfolio’s Prospectus. Where a particular type of security or investment technique is not discussed in the Portfolio’s Prospectus, that security or investment technique is not a principal investment strategy and the Portfolio will not invest more than 5% of its assets in such security or investment technique.
Please refer to the fundamental and non-fundamental investment restrictions following the description of securities and investment techniques for more information on any applicable limitations.

Asset Class/Investment Technique	VY® BrandywineGLOBAL - Bond Portfolio
Equity Securities
Commodities
Common Stocks	X
Convertible Securities	X
Initial Public Offerings	X
Master Limited Partnerships
Other Investment Companies and Pooled Investment Vehicles	X
Preferred Stocks	X
Private Investments in Public Companies
Real Estate Securities and Real Estate Investment Trusts	X
Small- and Mid-Capitalization Issuers	X
Special Situation Issuers	X
Trust Preferred Securities	X
Debt Instruments
Asset-Backed Securities	X
Bank Instruments	X
Commercial Paper	X
Corporate Debt Instruments	X
Credit-Linked Notes	X

Asset Class/Investment Technique	VY® BrandywineGLOBAL - Bond Portfolio
Custodial Receipts and Trust Certificates
Delayed Funding Loans and Revolving Credit Facilities
Event-Linked Bonds	X
Floating or Variable Rate Instruments	X
Guaranteed Investment Contracts	X
High Yield Securities	X
Inflation-Indexed Bonds	X
Inverse Floating Rate Securities	X
Mortgage-Related Securities	X
Municipal Securities	X
Senior and Other Bank Loans
U.S. Government Securities and Obligations	X
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds	X
Foreign Investments
Depositary Receipts	X
Emerging Market Investments	X
Eurodollar and Yankee Dollar Instruments	X
Foreign Currencies	X
Sovereign Debt	X
Supranational Entities	X
Derivative Instruments
Forward Commitments	X
Futures Contracts	X
Hybrid Instruments	X
Options	X
Participatory Notes
Rights and Warrants	X
Swap Transactions and Options on Swap Transactions	X
Other Investment Techniques
Borrowing	X
Illiquid Securities	X
Participation on Creditors Committees
Repurchase Agreements	X
Restricted Securities	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X
Securities Lending	X
Short Sales	X
To Be Announced Sale Commitments	X
When-Issued Securities and Delayed-Delivery Transactions	X
EQUITY SECURITIES
Commodities: Commodities include equity securities of “hard assets companies” and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term “hard assets companies” includes companies that directly or indirectly (whether through supplier relationship, servicing agreements or otherwise) primarily derive their revenue or profit from exploration, development, production, distribution or facilitation of processes relating to precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. Commodities values may be highly volatile, and may decline rapidly and without warning. The values of commodity issuers will typically be substantially affected by changes in the values of their underlying commodities. Securities of commodity issuers may experience greater price fluctuations than the relevant hard asset. In periods of rising hard asset prices, such securities may rise at a faster rate and, conversely, in times of falling commodity prices, such securities may suffer a greater price decline. Some hard asset issuers may be subject to the risks generally associated with extraction of natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Because many commodity issuers have significant operations in many countries worldwide (including emerging markets), their securities may be more exposed than those of other issuers to unstable political, social and economic conditions, including expropriation and disruption of licenses or operations.
Common Stocks: Common stock represents an equity or ownership interest in an issuer. A common stock may decline in value due to an actual or perceived deterioration in the prospects of the issuer, an actual or anticipated reduction in the rate at which dividends are paid, or other factors affecting the value of an investment, or due to a decline in the values of stocks generally or of stocks of issuers in a particular industry or market sector. The values of common stocks may be highly volatile. If an issuer of common stock is liquidated or declares bankruptcy, the claims of owners of debt instruments and preferred stock take precedence over the claims of those who own common stock, and as a result the common stock could become worthless.
Convertible Securities: Convertible securities are hybrid securities that combine the investment characteristics of debt instruments and common stocks. Convertible securities typically consist of debt instruments or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt instruments with warrants or common stock attached and derivatives combining the features of debt instruments and equity securities. Other convertible securities with additional or different features and risks may become available in the future. Convertible securities involve risks similar to those of both debt instruments and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt instruments of the issuer.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed-income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like a nonconvertible debt instruments or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a debt instrument, and the price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to greater levels of credit risk and liquidity risk.
Contingent Convertible Securities (“CoCos”): CoCos are a form of hybrid fixed-income debt instrument. They are subordinated instruments that are designed to behave like bonds or preferred equity in times of economic health for the issuer, yet absorb losses when a pre-determined trigger event affecting the issuer occurs. CoCos are either convertible into equity at a predetermined share price or written down if a pre-specified trigger event occurs. Trigger events vary by individual security and are defined by the documents governing the contingent convertible security. Such trigger events may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk-weighted assets, the share price of the issuer falling to a particular level for a certain period of time, and certain regulatory events. CoCos are subject to credit, interest rate, high-yield securities, foreign investments and market risks associated with both debt instruments and equity securities. In addition, CoCos have no stated maturity and have fully discretionary coupons.  If the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, hence worsening the holder’s standing in a bankruptcy.
Initial Public Offerings: The value of an issuer’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in an IPO may be held for a very short period of time. As a result, investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs. Investors in IPOs can be adversely affected by substantial dilution of the value of their shares due to sales of additional shares, and by concentration of control in existing management and principal shareholders.
Investments in IPOs may have a substantial beneficial effect on investment performance. Investment returns earned during a period of substantial investment in IPOs may not be sustained during other periods of more limited, or no, investments in IPOs. In addition, as an investment portfolio increases in size, the impact of IPOs on performance will generally decrease. Investment in securities offered in an IPO may lose money. There can be no assurance that investments in IPOs will be available or improve performance. Investments in secondary public offerings may be subject to certain of the foreign risks. The Portfolio will not necessarily participate in an IPO in which other mutual funds or accounts managed by the Adviser or Sub-Adviser participate.
Master Limited Partnerships: Master limited partnerships (“MLPs”) typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are typically engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based issuers.
The manner and extent of direct and indirect investments in MLPs and limited liability companies may be limited by an intention to qualify as a regulated investment company under the Code, and any such investments may adversely affect the ability of an investment company to so qualify.
Other Investment Companies and Pooled Investment Vehicles: Securities of other investment companies and pooled investment vehicles, including shares of closed-end investment companies, unit investment trusts, ETFs, open-end investment companies, and private investment funds represent interests in managed portfolios that may invest in various types of instruments. Investing in another investment company or pooled investment vehicle exposes the Portfolio to all the risks of that other investment company or pooled investment vehicle as well as additional expenses at the other investment company or pooled investment vehicle-level, such as a proportionate share of portfolio management fees and operating expenses. Such expenses are in addition to the expenses the Portfolio pays in connection with its own operations. Investing in a pooled investment vehicle involves the risk that the vehicle will not perform as anticipated. The amount of assets that may be invested in another investment company or pooled investment vehicle or in other investment companies or pooled investment vehicles generally may be limited by applicable law.
The securities of other investment companies, particularly closed-end funds, may be leveraged and, therefore, will be subject to the risks of leverage. The securities of closed-end investment companies and ETFs carry the risk that the price paid or received may be higher or lower than their NAV. Closed-end investment companies and ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other factors.
In making decisions on the allocation of the assets in other investment companies, the Adviser and Sub-Adviser are subject to several conflicts of interest when they serve as the Adviser and Sub-Adviser to one or more of the other investment companies. These conflicts could arise because the Adviser or Sub-Adviser or their affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the other investment companies than others. For example, where the other investment companies have a sub-adviser that is affiliated with the Adviser, the entire advisory fee is retained by a Voya company. Even where the net advisory fee is not higher for other investment companies sub-advised by an affiliate of the Adviser or Sub-Adviser, the Adviser and Sub-Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to Voya. Further, the Adviser and Sub-Adviser may believe that redemption from another investment company will be harmful to that investment company, the Adviser and Sub-Adviser or an affiliate. Therefore, the Adviser and Sub-Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of another investment company.
The Adviser has informed the Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolio may be offered as an investment option. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Adviser’s and Sub-Adviser’s investment decisions, including their allocation decisions with respect to the other investment companies, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to other investment companies which invest primarily in debt instruments or in a more conservative or less volatile investment style, may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques.
The Adviser and Sub-Adviser have adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser's and Sub-Adviser’s allocation decisions may be affected by their conflicts of interest.
On October 7, 2020, the SEC adopted Rule 12d1-4 under the 1940 Act which, subject to certain conditions, provides an exemption to permit acquiring funds to invest in the securities of other registered investment companies in excess of the 3-5-10% Limitations. In connection with the rule, the SEC is also rescinding Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders, which will be rescinded in late 2021.
Exchange-Traded Funds: ETFs are investment companies whose shares trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index). The value of an ETF’s shares will change based on changes in the values of the investments it holds. The value of an ETF’s shares will also likely be affected by factors affecting trading in the market for those shares, such as illiquidity, exchange or market rules, and overall market volatility. The market price for ETF shares may be higher or lower than the ETF’s NAV. The timing and magnitude of cash flows in and out of an ETF could create cash balances that act as a drag on the ETF’s performance. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. Substantial market or other disruptions affecting ETFs could adversely affect the liquidity and value of the shares of the Portfolio to the extent it invests in ETFs. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.
Holding Company Depositary Receipts: Holding Company Depositary Receipts (“HOLDRs”) are securities that represent beneficial ownership in a group of common stocks of specified issuers in a particular industry. HOLDRs are typically organized as grantor trusts, and are generally not required to register as investment companies under the 1940 Act. Each HOLDR initially owns a set number of stocks, and the composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. As a result, stocks selected for those HOLDRs with a sector focus may not remain the largest and most liquid in their industry, and may even leave the industry altogether. If this happens, HOLDRs invested may not provide the same targeted exposure to the industry that was initially expected. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diversified and creating more risk.
Private Funds: Private funds are private investment funds, pools, vehicles, or other structures, including hedge funds and private equity funds. They may be organized as corporations, partnerships, trusts, limited partnerships, limited liability companies, or any other form of business organization (collectively, “Private Funds”). Investments in Private Funds may be highly speculative and highly volatile and may produce gains or losses at rates that exceed those of the Portfolio’s other holdings and of publicly offered investment pools. Private Funds may engage actively in short selling. Private Funds may utilize leverage without limit and, to the extent the Portfolio invests in Private Funds that utilize leverage, the Portfolio will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result.
Many Private Funds invest significantly in issuers in the early stages of development, including issuers with little or no operating history, issuers operating at a loss or with substantial variation in operation results from period to period, issuers with the need for substantial additional capital to support expansion or to maintain a competitive position, or issuers with significant financial leverage. Such issuers may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Portfolio will have no control.
Interests in a Private Fund will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain Private Funds may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to registered investment companies. The valuations of securities held by Private Funds, which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund’s portfolio holdings will affect the ability of the Portfolio to calculate its net asset value accurately.
Preferred Stocks: Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer.
Preferred stocks may pay fixed or adjustable rates of return. Preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the value of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock.
Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, because a substantial portion of the return on a preferred stock may be the dividend, its value may react similarly to that of a debt instrument to changes in interest rates. An issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its debt instruments and other debt. For this reason, the value of preferred stock will usually react more strongly than debt instruments to actual or perceived changes in the issuer’s financial condition or prospects. Preferred stocks of smaller issuers may be more vulnerable to adverse developments than preferred stock of larger issuers.
Private Investments in Public Companies: In a typical private placement by a publicly-held company (“PIPE”) transaction, a buyer will acquire, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act, common stock or a security convertible into common stock, such as convertible notes or convertible preferred stock. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the OTC market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws the common stock or the shares of common stock issuable upon conversion of the convertible securities. If the issuer fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g. warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus PIPE transactions present certain risks not associated with open market purchases of equities.

Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register for public resale the shares in a timely manner or at all, in which case the shares may be saleable only in a privately negotiated transaction at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A under the 1933 Act). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.
Real Estate Securities and Real Estate Investment Trusts: Investments in equity securities of issuers that are principally engaged in the real estate industry are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by the Portfolio in securities of issuers providing mortgage servicing will be subject to the risks associated with refinancing and their impact on servicing rights.
In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio’s ability to qualify as a RIC because of certain income source requirements applicable to RICs under the Code.
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The affairs of REITs are managed by the REIT's sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT's sponsor. REITs are not diversified, and are subject to the risks of financing projects. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. REITs are subject to management fees and other expenses, and so the Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their eligibility for favorable tax-treatment under the Code and for exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of investments in REITs to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small-capitalization issuers. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger issuer securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500® Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may involve significant amounts of leverage.

Small- and Mid-Capitalization Issuers: Issuers with smaller market capitalizations, including small- and mid-capitalization issuers, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger issuers, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices are often more volatile, than the securities of issuers with larger market capitalizations. Issuers with smaller market capitalizations may include issuers with a limited operating history (unseasoned issuers). Investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the issuer’s management and less emphasis on fundamental valuation factors than would be the case for more mature issuers. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in issuers with an established operating record. The liquidation of significant positions in small- and mid-capitalization issuers with limited trading volume, particularly in a distressed market, could be prolonged and result in investment losses.
Special Situation Issuers: A special situation arises when, in the opinion of the manager, the securities of a particular issuer can be purchased at prices below the anticipated future value of the cash, securities or other consideration to be paid or exchanged for such securities solely by reason of a development applicable to that issuer and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in special situations often involve much greater risk than is inherent in ordinary investment securities, because of the high degree of uncertainty that can be associated with such events.
If a security is purchased in anticipation of a proposed transaction and the transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security may decline sharply. There is typically asymmetry in the risk/reward payout of special situations strategies – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of a proposed transaction can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political developments, industry weakness, stock specific events, failed financings, and general market declines. Certain special situation investments prevent ownership interest therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Portfolio performance.
Trust Preferred Securities: Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common stocks, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust preferred securities, which are sold to investors. The trust uses the sale proceeds of its common stocks to purchase subordinated debt instruments issued by the financial institution. The financial institution uses the proceeds from the sale of the subordinated debt instruments to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt instruments. The interests of the holders of the trust preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt instruments issued by the financial institution. The primary advantage of this structure to the financial institution is that the trust preferred securities issued by the trust are treated by the financial institution as debt instruments for U.S. federal income tax purposes, the interest on which is generally a deductible expense for U.S. federal income tax purposes and as equity for the calculation of capital requirements.
The trust uses interest payments it receives from the financial institution to make dividend payments to the holders of the trust preferred securities. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics of trust preferred securities include long-term maturities, early redemption option by the issuer, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt instruments. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders to sell their holdings. The condition of the financial institution can be considered when seeking to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities.
DEBT INSTRUMENTS
Asset-Backed Securities: Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments – net of expenses – made by the borrower on the underlying assets (such as credit card receivables) are passed through to the investor. The value of asset-backed securities based on fixed-income debt instruments, like that of traditional fixed-income debt instruments, typically increases when interest rates fall and decreases when interest rates rise. However, these asset-backed securities differ from traditional fixed-income debt instruments because of their potential for prepayment. The price paid for asset-backed securities, the yield expected from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed security. Moreover, when the proceeds of a prepayment are reinvested in these circumstances, a rate of interest will likely be received that is lower than the rate on the security that was prepaid. To the extent that asset-backed securities are purchased at a premium, prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments and unscheduled prepayments generally will also result in the recognition of income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk.

This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term asset-backed securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term asset-backed securities maturity extension risk could increase volatility. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income debt instruments, and as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The values of asset-backed securities may be affected by other factors, such as the availability of information concerning the pool of assets and its structure, the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the pool of assets, the originator of the underlying assets, or the entities providing the credit enhancement. The market values of asset-backed securities also can depend on the ability of their servicers to service the underlying assets and are, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying assets (e.g., failure to document a security interest in the underlying assets properly) may affect the rights of the security holders in and to the underlying assets. In addition, the insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security as well as costs and delays. Asset-backed securities that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with asset-backed securities that do have a security interest in the underlying assets. For example, many securities backed by credit card receivables are unsecured.
Collateralized Debt Obligations: Collateralized Debt Obligations (“CDOs”) are a type of asset-backed security and include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of bonds. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment-grade, or equivalent unrated loans. CDOs may incur management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the debt instruments or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches of a CBO trust or CLO trust typically have higher ratings and lower yields than junior tranches. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.
The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which there are investments. Typically, CBOs, CLOs, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk, prepayment and extension risk, credit risk, liquidity risk and market risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying collateral, remoteness of those collateral assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets; and (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
Bank Instruments: Bank instruments include certificates of deposit (“CDs”), fixed-time deposits, and other debt and deposit-type obligations (including promissory notes that earn a specified rate of return) issued by: (i) a U.S. branch of a U.S. bank; (ii) a non-U.S. branch of a U.S. bank; (iii) a U.S. branch of a non-U.S. bank; or (iv) a non-U.S. branch of a non-U.S. bank. Bank instruments may be structured as fixed-, variable- or floating-rate obligations.
CDs typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of non-U.S. banks. Eurodollar certificates of deposit are CDs issued by non-U.S. banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A fixed-time deposit is a bank obligation payable at a stated maturity date and bearing interest at a fixed rate. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, although there is generally no market for such deposits. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Certain bank instruments, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank instruments, however, are neither guaranteed nor insured by the FDIC or the U.S. government. These bank instruments are “backed” only by the creditworthiness of the issuing bank or parent financial institution. U.S. and non-U.S. banks are subject to different governmental regulation. They are subject to the risks of investing in the particular issuing bank and of investing in the banking and financial services sector generally. Certain obligations of non-U.S. banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of U.S. banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a non-U.S. jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) non-U.S. deposits may be seized or nationalized; (v) non-U.S. governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning non-U.S. banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ (including those that are less stringent) from those applicable to U.S. banks. Non-U.S. banks generally are not subject to examination by any U.S. government agency or instrumentality.
Commercial Paper: Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Commercial paper may consist of U.S. dollar- or foreign currency-denominated obligations of U.S. or non-U.S. issuers, and may be rated or unrated. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
Section 4(a)(2) commercial paper is commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act, as amended (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper is normally resold to other investors through or with the assistance of the issuer or dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.
Corporate Debt Instruments: Corporate debt instruments are long and short term debt instruments typically issued by businesses to finance their operations. Corporate debt instruments are issued by public or private issuers, as distinct from debt instruments issued by a government or its agencies. The issuer of a corporate debt instrument typically has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. The broad category of corporate debt instruments includes debt issued by U.S. or non-U.S. issuers of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt instruments may be rated investment-grade or below investment-grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. Because of the wide range of types and maturities of corporate debt instruments, as well as the range of creditworthiness of issuers, corporate debt instruments can have widely varying risk/return profiles.
Corporate debt instruments carry both credit risk and interest rate risk. Credit risk is the risk that an investor could lose money if the issuer of a corporate debt instrument is unable to pay interest or repay principal when it is due. Some corporate debt instruments that are rated below investment-grade (commonly referred to as “junk bonds”) are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt instruments. The credit risk of a particular issuer’s debt instrument may vary based on its priority for repayment. For example, higher-ranking (senior) debt instruments have a higher priority than lower ranking (subordinated) debt instruments. This means that the issuer might not make payments on subordinated debt instruments while continuing to make payments on senior debt instruments. In addition, in the event of bankruptcy, holders of higher-ranking senior debt instruments may receive amounts otherwise payable to the holders of more junior securities. The market value of corporate debt instruments may be expected to rise and fall inversely with interest rates generally. In general, corporate debt instruments with longer terms tend to fall more in value when interest rates rise than corporate debt instruments with shorter terms. The value of a corporate debt instrument may also be affected by supply and demand for similar or comparable securities in the marketplace. Fluctuations in the value of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in net asset value. Corporate debt instruments generally trade in the over-the-counter market and can be less liquid that other types of investments, particularly during adverse market and economic conditions.
Credit-Linked Notes: Credit-linked notes are privately negotiated obligations whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an emerging market bond. A credit-linked note typically is issued by a special purpose trust or similar entity and is a direct obligation of the issuing entity. The entity, in turn, invests in debt instruments or derivative contracts in order to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. Purchasing a credit-linked note assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. There is also exposure to the issuer of the credit-linked note in the full amount of the purchase price of the note and the note is often not secured by the reference securities or other collateral.
The market for credit-linked notes may be or become illiquid. The number of investors with sufficient understanding to support transacting in the notes may be quite limited, and may include only the parties to the original purchase/sale transaction. Changes in liquidity may result in significant, rapid and unpredictable changes in the value for credit-linked notes. In certain cases, a market price for a credit-linked note may not be available and it may be difficult to determine a fair value of the note.

Custodial Receipts and Trust Certificates: Custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, represent interests in instruments held by a custodian or trustee. The instruments so held may include U.S. government securities or other types of instruments. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying instruments, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. The holder of custodial receipts and trust certificates will bear its proportionate share of the fees and expenses charged to the custodial account or trust. There may also be investments in separately issued interests in custodial receipts and trust certificates. Custodial receipts may be issued in multiple tranches, representing different interests in the payment streams in the underlying instruments (including as to priority of payment).
In the event an underlying issuer fails to pay principal and/or interest when due, a holder could be required to assert its rights through the custodian bank, and assertion of those rights may be subject to delays, expenses, and risks that are greater than those that would have been involved if the holder had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying instruments have been deposited is determined to be an association taxable as a corporation instead of a non-taxable entity, the yield on the underlying instruments would be reduced by the amount of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that pay interest at rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below, or rise above, a specified rate. These instruments include inverse and range floaters. Because some of these instruments represent relatively recent innovations and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of instruments and may present greater potential for capital gain or loss, including potentially loss of the entire principal investment. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on such derivative instruments.
Delayed Funding Loans and Revolving Credit Facilities: Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans, up to a maximum amount, upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that, as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility (whereas, in the case of a delayed funding loan, such amounts may not be “re-borrowed”). Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. Agreeing to participate in a delayed fund loan or a revolving credit facility may have the effect of requiring an increased investment in an issuer at a time when such investment might not otherwise have been made (including at a time when the issuer’s financial condition makes it unlikely that such amounts will be repaid). To the extent that there is such a commitment to advancing additional funds, assets that are determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board will at times be segregated, in an amount sufficient to meet such commitments.
Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to resell such instruments. As a result, such investments may not be sold at an opportune time or may have to be resold at less than fair market value.
Event-Linked Bonds: Event-linked exposure typically results in gains or losses depending on the occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, there may be a loss of a portion, or all, of the principal invested in the bond. If no trigger event occurs, the principal plus interest will be recovered. For some event-linked bonds, the trigger event or losses may be based on issuer-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for extensions of maturity that are mandatory, or optional, at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.
Floating or Variable Rate Instruments: Variable and floating rate instruments are a type of debt instrument that provides for periodic adjustments in the interest rate paid on the instrument. Variable rate instruments provide for the automatic establishment of a new interest rate on set dates, while floating rate instruments provide for an automatic adjustment in the interest rate whenever a specified interest rate changes. Variable rate instruments will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
There is a risk that the current interest rate on variable and floating rate instruments may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate instruments are structured with liquidity features such as: (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries; or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt instruments (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such instruments. As a result, variable or floating rate instruments that include market-dependent liquidity features may lose value and the holders of such instruments may be required to retain them for an extended period of time or indefinitely.
Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate instruments than on the market value of comparable fixed-income instruments. Thus, investing in variable and floating rate instruments generally allows less potential for capital appreciation and depreciation than investing in comparable fixed-income instruments.
Guaranteed Investment Contracts: Guaranteed Investment Contracts (“GICs”) are issued by insurance companies. An insurance company issuing a GIC typically agrees, in return for the purchase price of the contract, to pay interest at an agreed upon rate (which may be a fixed or variable rate) and to repay principal. GICs typically guarantee that the interest rate will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to pay the principal amount to the Portfolio on seven days’ notice or less, at which time the investment may be considered illiquid securities. GICs are not backed by the U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.
High-Yield Securities: High-yield securities (commonly referred to as “junk bonds”) are debt instruments that are rated below investment-grade. Investing in high-yield securities involves special risks in addition to the risks associated with investments in higher rated debt instruments. While investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high-yield securities typically entail greater price volatility as well as principal and income risk. High-yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of higher quality debt instruments.
High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high-yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield security prices because the advent of a recession could lessen the ability of a highly leveraged issuer to make principal and interest payments on its debt instruments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, additional expenses to seek recovery may be incurred.
The secondary market on which high-yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a high-yield security could be sold, and could adversely affect daily NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly traded market. When secondary markets for high-yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Each credit rating agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings. For more information on credit agency ratings, please see Appendix A. Furthermore, high-yield debt securities may not be registered under the 1933 Act, and, unless so registered, the Portfolio will not be able to sell such high-yield debt securities except pursuant to an exemption from registration under the 1933 Act. This may further limit the Portfolio's ability to sell high-yield debt securities or to obtain the desired price for such securities.
Special tax considerations are associated with investing in high-yield securities structured as zero-coupon or pay-in-kind instruments. Income accrues on these instruments prior to the receipt of cash payments, which income must be distributed to shareholders when it accrues, potentially requiring the liquidation of other investments, including at times when such liquidation may not be advantageous, in order to comply with the distribution requirements applicable to RICs under the Code.
Inflation-Indexed Bonds: Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semi-annual coupon.
U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that bonds with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.
While these bonds, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these bonds may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.
The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy.
Other issuers of inflation-protected bonds include other U.S. government agencies or instrumentalities, corporations, and foreign governments. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these bonds may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
Any increase in principal for an inflation-protected bond resulting from inflation adjustments is considered to be taxable income in the year it occurs. For direct holders of inflation-protected bonds, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, with respect to inflation-protected instruments held by the Portfolio, both interest income and the income attributable to principal adjustments must currently be distributed to shareholders in the form of cash or reinvested shares.
Inverse Floating Rate Instruments: Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the values of inverse floaters, or other instruments or certificates structured to have similar features, generally move in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of instruments.
LIBOR: The obligations of the parties under many financial arrangements, such as debt instruments (including senior loans) and derivatives, are determined based in whole or in part on LIBOR. Recent actions by regulators make it unlikely that LIBOR will continue to exist (as early as the end of 2021, in the case of many LIBOR settings) and have resulted in the establishment of alternative reference rates to LIBOR in many major currencies, including among others a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including, among others, whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties' existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio's existing investments, including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. Markets relying on new, non-LIBOR rates are developing slowly, and may offer limited liquidity. In addition, the transition process away from LIBOR may involve increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by a Portfolio or reduce the effectiveness of related transactions such as hedges. The effect of any changes to or discontinuation of LIBOR on a Portfolio's existing investments and obligations will vary depending on, among other things, (1) existing fallback provisions in individual contracts and (2) whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products or instruments. The general unavailability of LIBOR and the transition away from LIBOR to other rates could have a substantial adverse impact on the performance of a Portfolio.
Mortgage-Related Securities: Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. There may also be investments in debt instruments which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).
Financial downturns (particularly an increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment) may adversely affect the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors may cause certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take further action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk of losses on mortgage-related securities.
Mortgage Pass-Through Securities: Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has in the past experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased in the past and may continue to increase, and a decline in or flattening of housing values (as has in the past been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Due largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Adjustable Rate Mortgage-Backed Securities: Adjustable rate mortgage-backed securities (“ARM MBSs”) have interest rates that reset at periodic intervals. Acquiring ARM MBSs permits participation in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARM MBSs are based. Such ARM MBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, there can be reinvestment in the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARM MBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, there is no benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARM MBSs behave more like fixed-income debt instruments and less like adjustable rate debt instruments and are subject to the risks associated with fixed-income debt instruments. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Agency Mortgage-Related Securities: The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
To the extent third party entities involved with mortgage-backed securities issued by private issuers are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-backed securities, including the Portfolio. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Portfolio, to cover legal or related costs. Any such action could result in losses to the Portfolio.
Collateralized Mortgage Obligations: Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, there may be investments in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A manager may invest in various tranches of CMO bonds, including support bonds.
CMO Residuals: CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage- Related Securities-Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, the initial investment in a CMO residual may never be fully recouped.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability.
Commercial Mortgage-Backed Securities: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Reverse Mortgage-Related Securities and Other Mortgage-Related Securities: Reverse mortgage-related securities and other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt instruments issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Stripped Mortgage-Backed Securities: SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO class”), while the other class will receive all of the principal (the principal-only or “PO class”). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, there may be failure to recoup some or all of the initial investment in these securities even if the security is in one of the highest rating categories.
Privately Issued Mortgage-Related Securities: Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets certain investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage-related securities without insurance or guarantees may be bought if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser or Sub-Adviser determines that the securities meet certain quality standards. Securities issued by certain private organizations may not be readily marketable.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Privately issued mortgage-related securities may be purchased that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the investment restrictions related to industry concentration by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Tiered Index Bonds: Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.
Municipal Securities: Municipal securities are debt instruments issued by state and local governments, municipalities, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities of states, and multi-state agencies or authorities, the interest of which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax. Municipal securities include both notes (which have maturities of less than one (1) year) and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.
In general, municipal securities are issued to obtain funds for a variety of public purposes such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.
The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are obligations secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt instruments may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including, among others: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Conditions in those sectors may affect the overall municipal securities markets.
Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) to the issuer within a specified number of days following the investor’s request. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the longer-term securities still held could experience substantially more volatility.
Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares.
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect the Portfolio’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.
Securities, including municipal securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular securities. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Portfolio’s municipal securities in the same manner.
From time to time, proposals have been introduced before Congress that, if enacted, would have the effect of restricting or eliminating the federal income tax exemption for interest on debt instruments issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal securities. Further proposals limiting the issuance of municipal securities may well be introduced in the future.
Industrial Development and Pollution Control Bonds: Industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer, are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Moral Obligation Securities: Moral obligation securities are usually issued by special purpose public authorities. A moral obligation security is a type of state issued municipal bond which is backed by a moral, not a legal, obligation. If the issuer of a moral obligation security cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality that created the issuer.
Municipal Lease Obligations and Certificates of Participation: Municipal lease obligations and participations in municipal leases are undivided interests in an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “Lease Obligations”). Generally Lease Obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the Lease Obligation. As a result of this structure, Lease Obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.
Lease Obligations may contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the Lease Obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.
In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds.
Short-Term Municipal Obligations: Short-term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax anticipation notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue anticipation notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. Bond anticipation notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction loan notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-term Discount notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow. Revenue anticipation notes, construction loan notes, and short-term discount notes may, but will not necessarily, be general obligations of the issuer.
Senior and Other Bank Loans: Investments in variable or floating rate loans or notes (“Senior Loans”) are typically made by purchasing an assignment of a portion of a Senior Loan from a third party, either in connection with the original loan transaction (i.e., the primary market) or after the initial loan transaction (i.e., in the secondary market). The Portfolio may also make its investments in Senior Loans through the use of derivative instruments as long as the reference obligation for such instrument is a Senior Loan. In addition, the Portfolio has the ability to act as an agent in originating and administering a loan on behalf of all lenders or as one of a group of co-agents in originating loans.
Investment Quality and Credit Analysis
The Senior Loans in which the Portfolio may invest generally are rated below investment-grade credit quality or are unrated. In acquiring a loan, the manager will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The manager performs its own independent credit analysis of each borrower. In so doing, the manager may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The manager also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by the Portfolio.
Senior Loan Characteristics
Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. They may also provide guarantees as a form of collateral. Senior Loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid it cannot be drawn upon again.
Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, Senior Loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans typically pay interest at least quarterly at rates, which equal a fixed percentage spread over a base rate such as the LIBOR. For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on Senior Loans, float, i.e., they change as market rates of interest change.
Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.
Agents
Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.
The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. An agent for a loan is required to administer and manage the loan and to service or monitor the collateral. The agent is also responsible for the collection of principal, interest, and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower’s financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the loan.
Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between the Portfolio and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Portfolio would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Portfolio could experience a decrease in the NAV.
Typically, under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the loan and other fees on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.
When the Portfolio is an agent it has, as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the loan to the lenders if any, assumes all risks associated with the loan. The agent may enforce compliance by the borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan, which percentage varies depending on the relative loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a loan, or relating collateral therefor, frequently require the unanimous vote or consent of all lenders affected.
Pursuant to the terms of a loan agreement, the agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders. Each lender in a loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the borrower. Generally, loan agreements will hold the agent liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a borrower’s default on a loan, the loan agreements provide that the lenders do not have recourse against the Portfolio for its activities as agent. Instead, lenders will be required to look to the borrower for recourse.
At times the Portfolio may also negotiate with the agent regarding the agent’s exercise of credit remedies under a Senior Loan.
Additional Costs
When the Portfolio purchases a Senior Loan in the primary market, it may share in a fee paid to the original lender. When the Portfolio purchases a Senior Loan in the secondary market, it may pay a fee to, or forego a portion of the interest payments from, the lending making the assignment.
The Portfolio may be required to pay and receive various fees and commissions in the process of purchasing, selling, and holding loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction.

A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing.
Loan Participation and Assignments
The Portfolio’s investment in loan participations typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
When the Portfolio is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Portfolio usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.
Because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such assets, the Portfolio anticipates that such assets could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such assets and the Portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemption of fund shares, to meet the Portfolio’s liquidity needs or, in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Portfolio to value these assets for purposes of calculating its NAV.
Additional Information on Loans
The loans in which the Portfolio may invest usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, that is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the loan in an order of maturity described in the loan documents. Under certain interests in loans, the Portfolio may have an obligation to make additional loans upon demand by the borrower. The Portfolio generally ensures its ability to satisfy such demands by segregating sufficient assets in high quality short term liquid investments or borrowing to cover such obligations.
A principal risk associated with acquiring loans from another lender is the credit risk associated with the borrower of the underlying loan. Additional credit risk may occur when the Portfolio acquires a participation in a loan from another lender because the fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired.
Loans, unlike certain bonds, usually do not have call protection. This means that investments, while having a stated one to ten year term, may be prepaid, often without penalty. The Portfolio generally holds loans to maturity unless it becomes necessary to sell them to satisfy any shareholder repurchase offers or to adjust the fund’s portfolio in accordance with the manager’s view of current or expected economics or specific industry or borrower conditions.
Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a loan to be shorter than its stated maturity. Prepayment may be deferred by the Portfolio. Prepayment should, however, allow the Portfolio to reinvest in a new loan and would require the Portfolio to recognize as income any unamortized loan fees. In many cases reinvestment in a new loan will result in a new facility fee payable to the Portfolio.
Because interest rates paid on these loans fluctuate periodically with the market, it is expected that the prepayment and a subsequent purchase of a new loan by the Portfolio will not have a material adverse impact on the yield of the portfolio.
Bridge Loans
The Portfolio may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The Portfolio may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Covenant-lite loans
Some of the loans in which the Portfolio may invest or to which the Portfolio may gain exposure through its investments in CDOs, CLOs or other types of structured securities may be covenant-lite loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. Covenant-lite loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Portfolio may have fewer rights against a borrower when it invests in or has exposure to such loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
U.S. Government Securities and Obligations: Some U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Portfolio. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on the Portfolio or issuers of securities held by the Portfolio. The Adviser and Sub-Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Portfolio’s portfolio. The Adviser and Sub-Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.
Government Trust Certificates: Government trust certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government, no less than 90% of which is backed by the full faith and credit guarantee issued by the federal government of the United States pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998; and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s or have received a comparable rating by another NRSRO.
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds: Zero-coupon and deferred interest bonds are debt instruments that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest and therefore are issued and traded at a discount from their face amounts or par values. The values of zero-coupon and pay-in-kind bonds are more volatile in response to interest rate changes than debt instruments of comparable maturities that make regular distributions of interest. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.
Zero-coupon bonds either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds. Zero-coupon bonds also are issued by municipalities.
Interest income from these types of securities accrues prior to the receipt of cash payments and must be distributed to shareholders when it accrues, potentially requiring the liquidation of other investments, including at times when such liquidation may not be advantageous, in order to comply with the distribution requirements applicable to RICs under the Code.
FOREIGN INVESTMENTS
Investments in non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in U.S. issuers. Similar risks may apply to instruments traded on a U.S. exchange that are issued by issuers with significant exposure to non-U.S. countries. The less developed a country’s securities market is, the greater the level of risk. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. instruments are normally denominated and traded in currencies other than the U.S. dollar, the value of the assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and many non-U.S. issuers are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement, and custodial practices (including those involving securities settlement where the assets may be released prior to receipt of payment) are often less well developed than those in U.S. markets, and may result in increased risk of substantial delays in the event of a failed trade or in insolvency of, or breach of obligation by, a foreign broker-dealer, securities depository, or foreign sub-custodian. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, imposition of tariffs or other economic and trade sanctions, entering or exiting trade or other intergovernmental agreements, confiscatory taxation, political of financial instability, and diplomatic developments that could adversely affect the values of the investments in certain non-U.S. countries. In certain foreign markets an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking.” The blocking period can last up to several weeks. Share blocking may prevent buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair the Portfolio’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign security. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Depositary Receipts: Depositary receipts are typically trust receipts issued by a U.S. bank or trust company that evince an indirect interest in underlying securities issued by a foreign entity, and are in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).
Generally, ADRs are publicly traded on a U.S. stock exchange or in the OTC market, and are denominated in U.S. dollars, and the depositaries are usually a U.S. financial institution, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.
GDRs may be traded in any public or private securities markets in U.S dollars or other currencies and generally represent securities held by institutions located anywhere in the world. For GDRs, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S issuer.
EDRs are generally issued by a European bank and traded on local exchanges.
Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
ADRs, GDRs and EDRs are subject to many of the same risks associated with investing directly in foreign issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities it will be subject to the currency risk of both the investment in the depositary receipt and the underlying securities. The value of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
Emerging Markets Investments: Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment activity as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to a base currency. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Investing through Stock Connect: The Portfolio may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. PRC regulations require that the Portfolio that wishes to sell its China A-Shares pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit the Portfolio’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. The Portfolio’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the Portfolio’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Adviser or Sub-Adviser to effectively manage the Portfolio, and may expose the Portfolio to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the Portfolio’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of the Portfolio to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Stock Connect trades are settled in Renminbi (“RMB”), the official currency of PRC, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Europe: European financial markets are vulnerable to volatility and losses arising from concerns about the potential exit of member countries from the European Union and/or the European Monetary Union and, in the latter case, the reversion of those countries to their national currencies. Defaults by Economic Monetary Union member countries on sovereign debt, as well as any future discussions about exits from the European Monetary Union, may negatively affect a Portfolio’s investments in the defaulting or exiting country, in issuers, both private and governmental, with direct exposure to that country, and in European issuers generally. In March 2017, the United Kingdom (“UK”) formally notified the European Council of its intention to leave the EU and on January 31, 2020 withdrew from the EU (commonly known as “Brexit”). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.
Eurodollar and Yankee Dollar Instruments: Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. The Eurodollar market is relatively free of regulations resulting in deposits that may pay somewhat higher interest than onshore markets. Their offshore locations make them subject to political and economic risk in the country of their domicile. Yankee dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers and may carry the same risks as investing in foreign securities.
Foreign Currencies: Investments in issuers in different countries are often denominated in foreign currencies. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of investments denominated in those currencies. Investments may be made in currency exchange contracts or other currency-related transactions (including derivatives transactions) to manage exposure to different currencies. Also, these contracts may reduce or eliminate some or all of the benefits of favorable currency fluctuations. The values of foreign currencies may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of portfolio investments. Some foreign countries have managed currencies, which do not float freely against the U.S. dollar.
Sovereign Debt: Investments in debt instruments issued by governments or by government agencies and instrumentalities (so called sovereign debt) involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or rescheduling of debt payment. Any restructuring of a sovereign debt obligation will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, legal action against the sovereign issuer, or realization on collateral securing the debt, may not be possible. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade. Sovereign debt risk may be greater for debt instruments issued or guaranteed by emerging and/or frontier countries.
Sovereign debt includes brady bonds, U.S. dollar-denominated bonds issued by an emerging market and collateralized by U.S. Treasury zero-coupon bonds. Brady bonds arose from an effort in the 1980s to reduce the debt held by less-developed countries that frequently defaulted on loans. The bonds are named for Treasury Secretary Nicholas Brady, who helped international monetary organizations institute the program of debt-restructuring. Defaulted loans were converted into bonds with U.S. Treasury zero-coupon bonds as collateral. Because the brady bonds were backed by zero-coupon bonds, repayment of principal was insured. The brady bonds themselves are coupon-bearing bonds with a variety of rate options (fixed, variable, step, etc.) with maturities of between 10 and 30 years. Issued at par or at a discount, brady bonds often include warrants for raw material available in the country of origin or other options.

Supranational Entities: Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. There is no assurance that participating governments will be able or willing to honor any commitments they may have made to make capital contributions to a supranational entity, or that a supranational entity will otherwise have resources sufficient to meet its commitments.
DERIVATIVE INSTRUMENTS
Derivatives are financial contracts whose values change based on changes in the values of one or more underlying assets or the difference between underlying assets. Underlying assets may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives may be traded on contract markets or exchanges, or may take the form of contractual arrangements between private counterparties. If a private counterparty is a party to a derivative contract, the value of that contract to the other party will depend on the ability and willingness of the counterparty to perform its obligations. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying asset(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives typically involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Legislation and regulation of derivatives in the United States and other countries, including margin, clearing, trading, reporting, and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause changes in the use of derivatives, or otherwise adversely affect the use of derivatives.
Certain transactions require margin or collateral to be posted to a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party. If an entity holding the margin or collateral becomes bankrupt or insolvent or otherwise fails to perform its obligations due to financial difficulties, there could be delays and/or losses in liquidating open positions purchased or sold through such entity and/or incur a loss of all or part of its collateral or margin deposits with such entity.
Some derivatives may be used for “hedging,” meaning that they may be used when the manager seeks to protect investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the manager seeks to increase liquidity; implement a cash management strategy; invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of portfolio investments; and/or to enhance return. However, when derivatives are used, their successful use is not assured and will depend upon the manager’s ability to predict and understand relevant market movements.
Derivatives Regulation. The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (“EU”) and some other countries have implemented similar requirements, which will affect derivatives transactions with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Clearing rules and other new rules and regulations could, among other things, restrict a registered investment company's ability to engage in, or increase the cost of, derivatives transactions, for example, by making some types of derivatives no longer available, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements may expose investors to new kinds of costs and risks. For example, in the event of a counterparty's (or its affiliate's) insolvency, the Portfolio's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU, the liabilities of such counterparties could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Additionally, U.S. regulators, the EU and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. It is expected that these regulations will have a material impact on the use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between a registered investment company and its counterparties and may increase the amount of margin required. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to a fund's use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. As the Portfolio comes into compliance, the approach to asset segregation and coverage requirements described in this SAI will be impacted. The application of Rule 18f-4 to the Portfolio could also restrict the Portfolio's ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies as described herein, which may result in changes to the Portfolio's principal investment strategies and could adversely affect the Portfolio's performance and its ability to achieve its investment objective.
Exclusions of investment adviser from commodity pool operator definition. With respect to the Portfolio, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Portfolio, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require the Portfolio, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Compliance with the terms of the CPO exclusion may limit the ability of the Adviser to manage the investment program of the Portfolio in the same manner as it would in the absence of CPO exclusion requirements. The Portfolio is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Portfolio, its investment strategies or this SAI.
Forward Commitments: Forward commitments are contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A forward commitment may be disposed of prior to settlement. Such a disposition would result in the realization of short-term profits or losses.
Payment for the securities pursuant to one of these transactions is not required until the delivery date. However, the purchaser assumes the risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. If the Portfolio makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.
Forward Currency Contracts: A forward currency contract is an obligation to purchase or sell a specified currency against another currency at a future date and price as agreed upon by the parties. Forward contracts usually are entered into with banks and broker-dealers and usually are for less than one year, but may be renewed. Futures contracts may be held to maturity and make the contemplated payment and delivery, or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio would be able to close out a forward currency contract at a favorable price or time prior to maturity.
Forward currency transactions may be used for hedging purposes. For example, the Portfolio might sell a particular currency forward, for example, if it holds bonds denominated in that currency but the Portfolio Manager anticipates, and seeks to protect the Portfolio against, a decline in the currency against the U.S. dollar. Similarly, the Portfolio might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which a Portfolio Manager anticipates purchasing for the Portfolio.
Hedging against a decline in the value of a currency does not limit fluctuations in the prices of portfolio securities or prevent losses to the extent they arise from factors other than changes in currency exchange rates. In addition, hedging transactions may limit opportunities for gain if the value of the hedged currency should rise. Moreover, it may not be possible to hedge against a devaluation that is so generally anticipated that no contracts are available to sell the currency at a price above the devaluation level it anticipates. The cost of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.
Futures Contracts: A financial futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an underlying asset at a specific price and time agreed upon when the contract is made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as “contract markets” - approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Futures are subject to the creditworthiness of the futures commission merchant(s) and clearing organizations involved in the transaction.
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying asset called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.
Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. See, for example, “Index Futures Contracts” below.
The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. The purchaser or seller of a futures contract is required to deposit “initial margin” with a futures commission merchant when the futures contract is entered into. Initial margin is typically calculated as a percentage of the contract's notional amount. A futures contract is valued daily at the official settlement price of the exchange on which it is traded. Each day cash is paid or received, called “variation margin,” equal to the daily change in value of the futures contract. The minimum margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.
The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.
Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and potentially resulting in substantial losses. The inability to close futures positions could require maintaining a futures positions under circumstances where the manager would not otherwise have done so, resulting in losses.
If the Portfolio buys or sells a futures contract as a hedge to protect against a decline in the value of a portfolio investment, changes in the value of the futures position may not correlate as expected with changes in the value of the portfolio investment. As a result, it is possible that the futures position will not provide the desired hedging protection, or that money will be lost on both the futures position and the portfolio investment.
Margin Payments: If the Portfolio purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Portfolio upon termination of the contract, assuming the Portfolio satisfies its contractual obligations.
Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when the Portfolio sells a futures contract and the price of the underlying asset rises above the delivery price, the Portfolio’s position declines in value. The Portfolio then pays the broker a variation margin payment generally equal to the difference between the delivery price of the futures contract and the market price of the underlying asset. Conversely, if the price of the underlying asset falls below the delivery price of the contract, the Portfolio’s futures position increases in value. The broker then must make a variation margin payment generally equal to the difference between the delivery price of the futures contract and the market price of the underlying asset. If an exchange raises margin rates, the Portfolio would have to provide additional capital to cover the higher margin rates which could require closing out other positions earlier than anticipated.
If the Portfolio terminates a position in a futures contract, a final determination of variation margin would be made, additional cash would be paid by or to the Portfolio, and the Portfolio would realize a loss or a gain. Such closing transactions involve additional commission costs.
Index Futures Contracts: An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities or other assets making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.
Interest Rate Futures Contracts: An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt instruments at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt instrument at a future date at a price set at the time of the contract. Interest rate futures contracts may be bought or sold in an attempt to protect against the effects of interest rate changes on current or intended investments in fixed income instruments or generally to adjust the duration and interest rate sensitivity of an investment portfolio. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might enter into interest rate futures contracts for the sale of debt instruments. Such a sale would have much the same effect as selling some of the long-term bonds in the Portfolio’s portfolio. If interest rates did increase, the value of the debt instruments in the portfolio would decline, but the value of the interest rate futures contracts would be expected to increase, subject to the correlation risks described below, thereby keeping the NAV of the Portfolio from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, an interest rate futures contract may protect against the effects of the anticipated rise in the value of long-term bonds until the necessary cash becomes available or the market stabilizes. At that time, the interest rate futures contracts could be liquidated and cash could then be used to buy long-term bonds on the cash market. Similar results could be achieved by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the futures market may be more liquid than the cash market in certain cases or at certain times.
Gold Futures Contracts: A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. If the Portfolio purchases a gold futures contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. If the Portfolio sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract.
Foreign Currency Futures: Currency futures contracts are similar to currency forward contracts (described below), except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange, and have margin requirements.
At the maturity of a futures contract, the Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.
Options on Futures Contracts: Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying assets. A futures option gives the holder, in return for the premium paid, the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.
The Portfolio would be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion on futures contracts. See “Margin Payments” above.
Risks of transactions in futures contracts and related options: Successful use of futures contracts is subject to the Portfolio Manager’s ability to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the underlying futures contracts. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
The use of futures and related options involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options, of the options and futures contracts themselves, and, in the case of hedging transactions, of the underlying assets which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Portfolio Managers to forecast interest rates and market movements correctly. It is possible that, where the Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying asset due to certain market distortions. For example, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying asset and futures markets. The margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.
The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option.
The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. In addition, starting January 1, 2023, federal position limits will apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with these speculative limits. Thus, even if the Portfolio’s holding does not exceed applicable position limits, it is possible that some or all of the client accounts managed by the Portfolio Managers and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of the Portfolio Managers for the Portfolio may be affected by the sizes of such aggregate positions. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio.
Hybrid Instruments: A hybrid instrument may be a debt instrument, preferred stock, depositary share, trust certificate, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stocks with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy would be successful, and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.
Risks of Investing in Hybrid Instruments: The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand profiles of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile.
The return on a hybrid instrument will be reduced by the costs of the swaps, options, or other instruments embedded in the instrument.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in an underlying asset may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the underlying asset may not move in the same direction or at the same time.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in an underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
If a hybrid instrument is used as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.
Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor. The Portfolio may be prohibited from transferring a hybrid instrument, or the number of possible purchasers may be limited by applicable law or because few investors have an interest in purchasing such a customized product. Because hybrid instruments are typically privately negotiated contracts between two parties, the value of a hybrid instrument will depend on the willingness and ability of the issuer of the instrument to meet its obligations. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures, options, and swaps.

Synthetic Convertible Securities: Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies, or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its fixed-income component and its convertible component. For this reason, the value of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.
Options: An option gives the holder the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying asset at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying asset of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.
Options can be traded either through established exchanges (“exchange-traded options”) or privately negotiated transactions OTC options. Exchange traded options are standardized with respect to, among other things, the underlying asset, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange-traded options.
All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The value of an OTC option that is not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.
The purchaser of a put option obtains the right (but not the obligation) to sell a specific amount or value of a particular asset to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying asset falls. However, if the underlying asset’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The purchaser of a call option obtains the right (but not the obligation) to purchase a specified amount or value of an underlying asset from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying asset rises. However, if the underlying asset’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position by entering into an offsetting option transaction if a liquid market is available. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying asset to the option writer at the strike price.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular asset at the strike price if the purchaser of the option chooses to exercise it. A call option written on a security or other instrument held by the Portfolio (commonly known as “writing a covered call option”) limits the opportunity to profit from an increase in the market price of the underlying asset above the exercise price of the option. A call option written on securities that are not currently held by the Portfolio is commonly known as “writing a naked call option”. During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase income with minimal capital risk. However, when securities prices increase, the Portfolio would be exposed to an increased risk of loss, because if the price of the underlying asset or instrument exceeds the option’s exercise price, the Portfolio would suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Portfolio does not own are riskier than calls written on securities owned by the Portfolio because there is no underlying asset held by the Portfolio that can act as a partial hedge. When such a call is exercised, the Portfolio must purchase the underlying asset to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Portfolio does not own have speculative characteristics and the potential for loss is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt instruments, that the asset may not be available for purchase.
Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer’s potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying asset exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited. A put option is in-the-money if the strike price of the option exceeds the value of the underlying asset, and so the put option writer’s loss is limited to the strike price. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out its position by entering into an offsetting option transaction if a liquid market is available. If the market is not liquid for an offsetting option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.
If the Portfolio is the writer of a cleared option, the Portfolio is required to deposit initial margin. Additional margin may also be required. If the Portfolio is the writer of an uncleared option, the Portfolio may be required to deposit initial margin and additional margin.
A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying asset when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying asset at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying asset at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying asset at exercise is less than the exercise price of the option.
Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying asset but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying asset with the same exercise price and expiration date.
The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying asset in relation to the exercise price of the option, the volatility of the underlying asset and the remaining period to the expiration date.
If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying asset moves adversely during that time. However, there can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.
Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio.
Foreign Currency Options: Put and call options on foreign currencies may be bought or sold either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options.
Index Options: An index option is a put or call option on a securities index or other (typically securities-related) index. In contrast to an option on a security, the holder of an index option has the right to receive a cash settlement amount upon exercise of the option. This settlement amount is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier.” The index underlying an index option may be a “broad-based” index, such as the S&P 500® Index or the NYSE Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology issuers. A stock index assigns relative values to the stocks included in the index, and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically. The risks of purchasing and selling index options are generally similar to the risks of purchasing and selling options on securities.
Participatory Notes: Participatory notes are a type of derivative instrument used by foreign investors to access local markets and to gain exposure to, primarily, equity securities of issuers listed on a local exchange. Rather than purchasing securities directly, the Portfolio may purchase a participatory note from a broker-dealer, which holds the securities on behalf of the noteholders.
Participatory notes are similar to depositary receipts except that: (1) brokers, not U.S. banks, are depositories for the securities; and (2) noteholders may remain anonymous to market regulators.
The value of the participatory notes will be directly related to the value of the underlying securities. Any dividends or capital gains collected from the underlying securities are remitted to the noteholder.
The risks of investing in participatory notes include derivatives risk and foreign investments risk. The foreign investments risk associated with participatory notes is similar to those of investing in depositary receipts. However, unlike depositary receipts, participatory notes are subject to counterparty risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.
Rights and Warrants: Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued in conjunction with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that usually entitle the holder to purchase a specified amount of common stock at a specified price on a specific date or during a specific period of time (typically for a period of only weeks). The exercise price on a right is normally at a discount from the market value of the common stock at the time of distribution.
Warrants may be used to enhance the marketability of a bond or preferred stock. Rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
Warrants and rights do not carry with them the right to dividends or to vote, do not represent any rights in the assets of the issuer and may or may not be transferable. Investments in warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and expires worthless if it is not exercised on or prior to its expiration date, if any.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.
Equity-linked warrants are purchased from a broker, who in turn is expected to purchase shares in the local market. If the Portfolio exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Portfolio bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
Index-linked warrants are put and call warrants where the value varies depending on the change in the value of one or more specified securities indices. Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Portfolio were not to exercise an index-linked warrant prior to its expiration, then the Portfolio would lose the amount of the purchase price paid by it for the warrant.
Index-linked warrants are normally used in a manner similar to its use of options on securities indices. The risks of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit the Portfolio’s ability to exercise the warrants at such time, or in such quantities, as the Portfolio would otherwise wish to do.
Indirect investment in foreign equity securities may be made through international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Swap Transactions and Options on Swap Transactions: Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined underlying assets, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When the Portfolio enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt instruments.
In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying asset; if the underlying asset declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A swap may create a long or short position in the underlying asset. A total return swap may be used to hedge against an exposure in an investment portfolio (including to adjust the duration or credit quality of a bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A total return swap may also be used to gain exposure to securities or markets which may not be accessed directly (in so-called market access transactions).
In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt instruments (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Rather than exchange the bonds for the par value, a single cash payment may be due from the seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If the Portfolio buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Portfolio does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Portfolio is a buyer and no credit event occurs, the Portfolio will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. If the Portfolio sells protection under a credit default swap, the position may have the effect of creating leverage in the Portfolio’s portfolio through the Portfolio’s indirect long exposure to the issuer or securities on which the swap is written. If the Portfolio sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.
To the extent a portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

A portfolio will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation. The swap market has become relatively liquid under normal market conditions. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a portfolio is contractually obligated to make or receive.
An option on swap agreement (“swaption”) is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Depending on the terms of the particular option agreement, generally a greater degree of risk is incurred when writing a swaption than when purchasing a swaption. If the Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, if the Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
The successful use of swap agreements or swaptions depends on the manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio’s interest. The Portfolio bears the risk that its manager will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Portfolio. If the manager attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio would be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.
Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some interest rate swaps and credit default index swaps are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by the Portfolio, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally. In some ways, cleared derivative arrangements are less favorable to the Portfolio than bilateral arrangements, for example, by requiring that the Portfolio provide more margin for its cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to the Portfolio, the clearing house or the clearing member through which it holds its position at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Portfolio to pursue its investment strategy.
Also, in the event of a counterparty's (or its affiliate's) insolvency, the possibility exists that the Portfolio's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Portfolio of a counterparty who is subject to such proceedings in the EU (sometimes referred to as a “bail in”).
The U.S. government and the EU have also adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by the Portfolio in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.
The U.S. Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, and new or more stringent daily price fluctuation limits for futures and options transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Portfolio may invest. It is possible that these or similar measures could potentially limit or completely restrict the ability of the Portfolio to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Portfolio may engage in derivative transactions could also prevent the Portfolio from using these instruments.

Foreign Currency Warrants: Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).
OTHER INVESTMENT TECHNIQUES
Borrowing: Borrowing will result in leveraging of the Portfolio’s assets. This borrowing may be secured or unsecured. Borrowing, like other forms of leverage, will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Portfolio’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Provisions of the 1940 Act require the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sells holdings at that time.
From time to time, the Portfolio may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such credit agreements will be allocated pursuant to guidelines approved by the Board.
The Portfolio may engage in other transactions that may have the effect of creating leverage in the Portfolio’s portfolio, including by way of example reverse repurchase agreements, dollar rolls, and derivatives transactions. The Portfolio will generally not treat such transactions as borrowings of money.
Illiquid Securities: Illiquid investment means any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Portfolio may not invest more than 15% of its net assets in illiquid investments. With the exception of money market funds, Rule 22e-4 under the 1940 Act requires a Portfolio to adopt a liquidity risk management program to assess and manage its liquidity risk. Under its program, a Portfolio is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and it may not reduce the liquidity risk inherent in a Portfolio’s investments.
Participation on Creditor Committees: The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may incur additional expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws, which may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation on such committees may also expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.
Repurchase Agreements: A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price. Repurchase agreements may be viewed as loans which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. To the extent that the Portfolio has invested a substantial portion of its assets in repurchase agreements, the investment return on such assets, and potentially the ability to achieve the investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.
Restricted Securities: The Portfolio may invest in securities that are legally restricted as to resale (such as those issued in private placements). These investments may include securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and securities that are offered in reliance on Section 4(a)(2) of the 1933 Act and restricted as to their resale. The Portfolio may incur additional expense when disposing of restricted securities, including costs to register the sale of the securities. The Board has delegated to Portfolio management the responsibility for monitoring and determining the liquidity of restricted securities, subject to the Board’s oversight.
Reverse Repurchase Agreements and Dollar Roll Transactions: Reverse repurchase agreements involve sales of portfolio securities to another party and an agreement by the the Portfolio to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. The Portfolio will typically segregate or “earmark” assets determined to be liquid by Portfolio management in accordance with procedures established by the Board, equal (on a mark-to-market basis) to its obligations under any reverse repurchase or dollar roll agreement.
Dollar rolls involve selling securities (e.g. mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage-dollar rolls and U.S. Treasury rolls are types of dollar rolls. During the roll period, principal and interest paid on the securities is not received but proceeds from the sale can be invested.
Reverse repurchase agreement and dollar rolls involve the risk that the market value of the securities to be repurchased under the agreement may decline below the repurchase price. If the buyer of securities under a reverse repurchase agreement or dollar rolls files for bankruptcy or becomes insolvent, such a buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the obligation to repurchase the securities and use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Additionally, reverse repurchase agreements entail many of the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.
Securities Lending: Securities lending involves lending of portfolio securities to qualified broker/dealers, banks or other financial institutions who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failure to deliver securities, or completing arbitrage operations. Securities are loaned pursuant to a securities lending agreement approved by the Board and under the terms, structure and the aggregate amount of such loans consistent with the 1940 Act. Lending portfolio securities increases the lender’s income by receiving a fixed fee or a percentage of the collateral, in addition to receiving the interest or dividend on the securities loaned. As collateral for the loaned securities, the borrower gives the lender collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash (including U.S. dollars and foreign currency), securities issued by the U.S. Government or its agencies or instrumentalities, or such other collateral as may be approved by the Board. The borrower must also agree to increase the collateral if the value of the loaned securities increases but may request some of the collateral be returned if the market value of the loaned securities goes down.
During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. Loans are subject to termination by the lender or a borrower at any time. The Portfolio may choose to terminate a loan in order to vote in a proxy solicitation.
During the time a security is on loan and the issuer of the security makes an interest or dividend payment, the borrower pays the lender a substitute payment equal to any interest or dividends the lender would have received directly from the issuer of the security if the lender had not loaned the security. When a lender receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the lender itself to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for: (i) treatment as “qualified dividend income” in the hands of individuals; or (ii) the federal dividends received deduction in the hands of corporate shareholders. The Adviser therefore may cause the Portfolio to terminate a securities loan – and forego any income on the loan after the termination – in anticipation of a dividend payment. As of the date of this SAI, the Adviser is not engaging in this particular securities loan termination practice.
Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers that may be used and securities may be loaned to only one or a small group of borrowers. Participation in securities lending also incurs the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Portfolio with respect to the management of such cash collateral. To the extent that the value or return on investments of the cash collateral declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Adviser is not responsible for any loss incurred by the Portfolio in connection with the securities lending program.
Short Sales: Short sales can be made “against the box” or not “against the box.” A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. The price at such a time may be more or less than the price at which the security was sold by the seller. The seller will incur a loss if the price of the security increases between the date of the short sale and the date on which the seller replaced the borrowed security. Such loss may be unlimited. The seller will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of a loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.) Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.
The seller may also make short sales “against the box.” A short sale “against the box” is a transaction in which a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and in amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.
Selling short “against the box” typically limits the amount of effective leverage. Short sales “against the box” may be used to hedge against market risks when the manager believes that the price of a security may decline, causing a decline in the value of a security or a security convertible into or exchangeable for such security. In such case, any future losses in the long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities owned, either directly or indirectly, and, in the case of convertible securities, changes in the investment values or conversion premiums of such securities.
To Be Announced Sale Commitments: To be announced commitments represent an agreement to purchase or sell securities on a delayed delivery or forward commitment basis through the “to-be announced” (“TBA”) market. With TBA transactions, a commitment is made to either purchase or sell securities for a fixed price, without payment, and delivery at a scheduled future dated beyond the customary settlement period for securities. In addition, with TBA transactions, the particular securities to be delivered or received are not identified at the trade date; however, securities delivered to a purchaser must meet specified criteria (such as yield, duration, and credit quality) and contain similar characteristics. TBA securities may be sold to hedge positions or to dispose of securities under delayed-delivery arrangements.
Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the purchaser will still bear the risk of any decline in the value of the security to be delivered. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the purchaser may be less favorable than the security delivered to the dealer. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser. TBA securities have the effect of creating leverage.
Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBAs historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.
When-Issued Securities and Delayed Delivery Transactions: When-issued securities and delayed delivery transactions involve the purchase or sale of securities at a predetermined price or yield with payment and delivery taking place in the future after the customary settlement period for that type of security. Upon the purchase of the securities, liquid assets with an amount equal to or greater than the purchase price of the security will be set aside to cover the purchase of that security. The value of these securities is reflected in the net assets value as of the purchase date; however, no income accrues from the securities prior to their delivery.
There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis will be delivered. When the Portfolio engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The purchase of securities in this type of transaction increases an overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. If deemed advisable as a matter of investment strategy, the securities may be disposed of or the transaction renegotiated after it has been entered into, and the securities sold before those securities are delivered on the settlement date.
OTHER RISKS
Cyber Security Issues: The Voya family of funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Portfolio or its service providers may adversely impact the Portfolio. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolio to regulatory fines or financial losses and/or cause reputational damage. A Portfolio may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Portfolio may invest, which could result in material adverse consequences for such issuers and may cause a Portfolio’s investment in such companies to lose value. In addition, substantial costs may be incurred in order to prevent any cyber-attacks in the future. While each Portfolio has established a business continuity plan in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Portfolio cannot control the cyber security plans and systems put in place by service providers to the Portfolio, and such third party service providers may have limited indemnification obligations to the Adviser or a Portfolio, each of whom could be negatively impacted as a result. A Portfolio and its shareholders could be negatively impacted as a result. Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio's investments to lose value. In addition, cyber-attacks involving the Portfolios counterparty could affect such counterparty's ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or unable to accurately price its investments.
TEMPORARY DEFENSIVE STRATEGIES
When the Adviser or sub-adviser (if applicable) to the Portfolio anticipates unusual market, economic, political, or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio invests defensively, it may not achieve its investment objective. The Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized.
PORTFOLIO TURNOVER
A change in securities held in the Portfolio’s portfolio is known as portfolio turnover and may involve the payment by the Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs associated with the purchase or sale of securities.
The Portfolio may sell a portfolio investment soon after its acquisition if the Adviser or Sub-Adviser believes that such a disposition is consistent with the Portfolio’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Portfolio turnover rate for a fiscal year is the percentage determined by dividing (i) the lesser of the cost of purchases or sales of portfolio securities by (ii) the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. Securities with maturities at acquisition of one year or less are excluded from this calculation. The Portfolio cannot accurately predict its turnover rate; however, the rate will be higher when the Portfolio finds it necessary or desirable to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.
A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs which are ultimately borne by the Portfolio’s shareholders. High portfolio turnover may result in the realization of substantial capital gains.
The Portfolio’s historical turnover rates are included in the Financial Highlights tables in the Prospectus.
To the extent the Portfolio invests in affiliated Underlying Funds, the discussion above relating to investment decisions made by the Adviser or the Sub-Adviser with respect to the Portfolio also includes investment decisions made by an Adviser or a Sub-Adviser with respect to those Underlying Funds.
Significant Portfolio Turnover During the Last Two Fiscal Years
VY® BrandywineGLOBAL - Bond Portfolio’s portfolio turnover rate decreased from 449% in 2019 to 134% in 2020. The high turnover rate in 2019 was due to changes to the Portfolio’s sub-adviser, portfolio managers, and principal investment strategies effective August, 2019. The decreased turnover rate in 2020 is more representative of the Sub-Adviser’s investment style.
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and limitations.
Unless otherwise stated, if a Portfolio’s holdings of illiquid securities exceeds 15% of its net assets because of changes in the value of the Portfolio’s investments, the Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio.
Illiquid investment means any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Such securities include, but are not limited to, fixed time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.
FUNDAMENTAL INVESTMENT RESTRICTIONS

The Portfolio has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of the Portfolio’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Portfolio’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or represented by proxy; or (ii) more than 50% of the Portfolio’s outstanding voting securities.

VY® BrandywineGLOBAL - Bond Portfolio
As a matter of fundamental policy, the Portfolio will not:
1.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;
2.
purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;
3.
borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;
4.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;
5.
underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;
6.
purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;
7.
issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or
8.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.
DISCLOSURE OF the Portfolio’s PORTFOLIO SECURITIES
The Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolio’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q or as an exhibit to Form N-PORT (available for filings after March 31, 2019) for the first and third fiscal quarters. The Portfolio’s Form N-PORT exhibits are available on the SEC’s website at www.sec.gov and may be obtained, free of charge, by contacting the Portfolio at the address and phone number on the cover of this SAI or by visiting our website at www.voyainvestments.com.
In addition, the Portfolio posts its portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 15th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month.
The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The Portfolio may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.
The Portfolio also compiles a list of its ten largest (“Top Ten”) holdings and/or its Top Ten largest issuers. This information is made available on Voya’s website on the 10th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The Top Ten holdings and/or issuer information shall be as of the last day of the previous calendar month.
Investors (both individual and institutional), financial intermediaries that distribute the Portfolio’s shares, and most third parties may receive the Portfolio’s annual or semi-annual shareholder reports, or view them on Voya’s website, along with the Portfolio’s portfolio holdings schedule.
The Top Ten list is also provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other retirement plans.
Other than in regulatory filings or on Voya’s website, the Portfolio may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Portfolio has a legitimate business purpose for doing so. Unless otherwise noted below, the Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Portfolio’s disclosure of its portfolio holdings may include disclosure:

•
to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions, as well as to the independent registered public accounting firm of an entity affiliated with the Adviser if the Portfolio is consolidated into the financial results of the affiliated entity;
•
to financial printers for the purpose of preparing Portfolio regulatory filings;
•
for the purpose of due diligence regarding a merger or acquisition involving the Portfolio;
•
to a new adviser or sub-adviser or a transition manager prior to the commencement of its management of the Portfolio;
•
to rating and ranking agencies such as Bloomberg L.P., Morningstar, Inc., Lipper Leaders Rating System, and S&P (such agencies may receive more raw data from the Portfolio than is posted on the Portfolio’s website);
•
to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;
•
to service providers, on a daily basis, in connection with their providing services benefiting the Portfolio including, but not limited to, the provision of custodial and transfer agency services, the provision of analytics for securities lending oversight and reporting, compliance oversight, and proxy voting or class action service providers;
•
to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders;
•
to certain wrap fee programs, on a weekly basis, on the first Business Day following the previous calendar week;
•
to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of Portfolio portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested; or
•
to legal counsel to the Portfolio and the Trustees.
In all instances of such disclosure, the receiving party is subject to a duty or obligation of confidentiality, including a duty not to trade on such information.
In addition, a Sub-Adviser may provide portfolio holdings information to third-party service providers in connection with such Sub-Adviser carrying out its duties pursuant to the Sub-Advisory Agreement in place between such Sub-Adviser and the Adviser, provided however that the Sub-Adviser is responsible for such third-party’s confidential treatment of such data pursuant to the Sub-Advisory Agreement. This portfolio holdings information may be provided on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. The Sub-Adviser is also obligated, pursuant to its fiduciary duty to the relevant Portfolio, to ensure that any third-party service provider has a duty not to trade on any portfolio holdings information it receives other than on behalf of the Portfolio until public disclosure by the relevant Portfolio.
In addition to the situations discussed above, disclosure of the Portfolio's complete portfolio holdings on a more frequent basis to any unaffiliated third party or affiliates may be permitted if approved by the Chief Legal Officer of the Adviser or the Chief Compliance Officer of the Funds (each an “Authorized Party”) pursuant to the Board's procedures. In each such case, the Authorized Party would determine whether the proposed disclosure of the Portfolio's complete portfolio holdings is for a legitimate business interest; whether such disclosure is in the best interest of Portfolio shareholders; whether such disclosure will create any conflicts between the interests of the Portfolio's shareholders, on the one hand, and those of the Portfolio's Adviser, Principal Underwriter or any affiliated person of the Portfolio, its Adviser, or its Principal Underwriter, on the other; and the third party must execute an agreement setting forth its duty of confidentiality with regards to the portfolio holdings, including a duty not to trade on such information. An Authorized Party would report to the Board regarding the implementation of these procedures.
The Board has authorized the senior officers of the Adviser or its affiliates to authorize the release of the Portfolio’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with these policies and procedures. The Adviser or its affiliates report quarterly to the Board regarding the implementation of these policies and procedures.

MANAGEMENT OF the Trust
The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the State of Delaware.
The Board governs the Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Portfolio’s activities, review contractual arrangements with companies that provide services to the Portfolio, and review the Portfolio’s performance.
Set forth in the table below is information about each Trustee of the Portfolio.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Trustees
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 60	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	132	Dentaquest, (February 2014 – Present); RSR Partners, Inc., (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	132	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 72	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	132	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 71	Trustee	August 2015 – Present	Retired.	132	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 63	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	132	None.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 70	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	132	Centura Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Trustee	October 2015 – Present	Retired.	132	None.
Trustee who is an “Interested Person”
Dina Santoro [3] 230 Park Avenue New York, NY 10169 Age: 47	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	132	Voya Investments, LLC, Voya Capital, LLC and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).
1
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
2
For the purposes of this table, “Fund Complex” includes the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2021.
3
Ms. Santoro is deemed to be an interested person of the Trust, as defined by the 1940 Act, because of her current affiliation with any of the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.
Information Regarding Officers of the Trust
Set forth in the table below is information for each Officer of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Michael Bell One Orange Way Windsor, CT 06095 Age: 52	Chief Executive Officer	March 2018 - Present
Chief Executive Officer and Director,
Voya Investments, LLC, Voya Capital,
LLC, and Voya Funds Services, LLC
(March 2018 – Present); Senior Vice
President Voya Investments
Distributor, LLC (March 2020 –
Present); Chief Financial Officer, Voya
Investment Management (September
2014 – Present). Formerly, Formerly,
Senior Vice President and Chief
Financial Officer, Voya Investments
Distributor, LLC (September 2019 –
March 2020); Senior Vice President
and Treasurer, Voya Investments
Distributor, LLC (November 2015 –
September 2019); Senior Vice
President, Chief Financial Officer, and
Treasurer, Voya Investments, LLC
(November 2015 – March 2018).

Dina Santoro 230 Park Avenue New York, NY 10169 Age: 47	President	March 2018 - Present
President and Director, Voya
Investments, LLC and Voya Capital,
LLC (March 2018 – Present); Director,
Voya Funds Services, LLC (March
2018 – Present); Director and Senior
Vice President, Voya Investments
Distributor, LLC (April 2018 –
Present); Senior Managing Director,
Head of Product and Marketing
Strategy, Voya Investment
Management (September 2017 –
Present). Formerly, Managing Director,
Quantitative Management Associates,
LLC (January 2004 – August 2017).

Jonathan Nash 230 Park Avenue New York, NY 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 - Present
Executive Vice President, and Chief
Investment Risk Officer Voya
Investments, LLC; Senior Vice
President, Investment Risk
Management, Voya Investment
Management (March 2017 – Present).
Formerly, Vice President, Voya
Investments, LLC (September 2018 –
March 2020); Consultant, DA Capital
LLC (January 2016 – March 2017).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
James M. Fink 5780 Powers Ferry Rd. NW Atlanta, GA 30327 Age: 63	Executive Vice President	March 2018 - Present
Managing Director, Voya Investments,
LLC, Voya Capital, LLC, and
Voya Funds Services, LLC (March
2018 – Present); Senior Vice
President, Voya Investments
Distributor, LLC (April 2018 –
Present); Chief Administrative Officer,
Voya Investment Management
(September 2017 – Present).
Formerly, Managing Director,
Operations, Voya Investment
Management (March 1999 –
September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 54	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012- Present).
Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 56	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 43	Senior Vice President	September 2020 - Present
Senior Vice President, Head of Fund
Compliance Voya Investments, LLC
(March 2021 – Present); Formerly,
Vice President, Head of Fund
Compliance, Chief Compliance Officer
Voya Investments, LLC (June 2016 –
March 2021); Vice President, Mutual
Fund Compliance (March 2014 – June
2016).

Robert Terris 5780 Powers Ferry Rd. NW Atlanta, GA 30327 Age: 50	Senior Vice President	May 2006 - Present
Senior Vice President,
Voya Investments Distributor, LLC
(April 2018 – Present); Senior Vice
President, Head of Investment
Services, Voya Investments, LLC (April
2018 – Present) and Voya Funds
Services, LLC (March 2006 –
Present). Formerly, Senior Vice
President, Head of Division
Operations, Voya Investments, LLC
(October 2015 – April 2018).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 48	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 62	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 61	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 53	Vice President	October 2000 - Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 45	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 45	Vice President	March 2018 - Present
Vice President, Voya Investments
Distributor, LLC (April 2018 –
Present); Vice President, Voya
Investments, LLC and Voya Funds
Services, LLC (March 2018 –
Present); Vice President, Head of
Mutual Fund Operations, Voya
Investment Management (February
2018 – Present). Formerly, Vice
President, Voya Investment
Management (March 2014 – February
2018).

Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 52	Vice President	May 2013 - Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, CT 06095 Age: 44	Anti-Money Laundering Officer	June 2018 - Present
Anti-Money Laundering Officer,
Voya Investments Distributor, LLC,
Voya Investment Management, and
Voya Investment Management Trust
Co. (June 2018 – Present);
Compliance Consultant, Voya
Financial, Inc. (January 2019 –
Present). Formerly, Senior Compliance
Officer, Voya Investment Management
(December 2009 – December 2018).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 39	Secretary	September 2020 - Present
Vice President and Senior Counsel,
Voya Investment Management –
Mutual Fund Legal Department
(September 2020 – Present).
Formerly, Vice President and Counsel,
Voya Investment Management –
Mutual Fund Legal Department
(January 2013 – September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 69	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
1
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

The Board of Trustees
The Trust and the Portfolio are governed by the Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and the Portfolio to the Trust’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Trust and the Portfolio do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Portfolio, and review the Portfolio’s investment performance.
The Board Leadership Structure and Related Matters
The Board is comprised of eight (8) members, seven (7) of whom are independent or disinterested persons, which means that they are not “interested persons” of the Portfolio as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).
The Trust is one of 21 registered investment companies (with a total of approximately 132 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.
One of the Independent Trustees, currently Colleen D. Baldwin, serves as the Chairperson of the Board of the Trust. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Ms. Baldwin does not hold a position with any firm that is a sponsor of the Trust. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.
The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a two- or three-day period, and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
Board Committees
Audit Committee . The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, reports under the Trust’s whistleblower procedures, the services rendered by various service providers, and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Gavin and Obermeyer. Mr. Gavin currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee typically meets five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2020. The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held one (1) such additional joint meeting during the fiscal year ended December 31, 2020.
Compliance Committee . The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance, compensation, and oversight of the CCO; (vii) overseeing the cybersecurity practices of the funds and their key service providers; (viii) overseeing management’s administration of proxy voting; (ix) overseeing the effectiveness of brokerage usage by the Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services; and (x) overseeing the implementation of the funds’ liquidity risk management program.
The Compliance Committee currently consists of four (4) Independent Trustees: Mses. Chadwick and Pressler and Messrs. Boyer and Sullivan. Mr. Boyer currently serves as the Chairperson of the Compliance Committee. The Compliance Committee typically meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held five (5) meetings during the fiscal year ended December 31, 2020. The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held one (1) such additional joint meeting during the fiscal year ended December 31, 2020.
Contracts Committee . The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 Plans and, at the discretion of the Board, other service agreements or plans involving the Voya funds (including the Portfolio). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of certain actions to be taken; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.
The Contracts Committee currently consists of all seven (7) of the Independent Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. The Contracts Committee typically meets five (5) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held five (5) meetings during the fiscal year ended December 31, 2020.
Investment Review Committees . The Board has established, for all of the funds under its direction, the following two Investment Review Committees (each an “IRC” and together the “IRCs”): (i) the Investment Review Committee E (“IRC E”); and (ii) the Investment Review Committee F (“IRC F”). The funds are allocated among IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of funds or funds with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each IRC performs the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds; and (iii) making recommendations to the Board regarding the role, performance, compensation, and oversight of the Chief Investment Risk Officer. The Portfolio is monitored by the IRCs, as indicated below. Each committee is described below.

Portfolio	IRC E	IRC F
VY® BrandywineGLOBAL - Bond Portfolio		X
The IRC E currently consists of three (3) Independent Trustees. The following Trustees serve as members of the IRC E: Ms. Chadwick and Messrs. Boyer and Obermeyer. Ms. Chadwick currently serves as the Chairperson of the IRC E. The IRC E typically meets five (5) times per year and on an as-needed basis. The IRC E held five (5) meetings during the fiscal year ended December 31, 2020.
The IRC F currently consists of four (4) Independent Trustees. The following Trustees serve as members of the IRC F: Mses. Baldwin and Pressler and Messrs. Gavin and Sullivan. Mr. Sullivan currently serves as the Chairperson of the IRC F. The IRC F typically meets five (5)
times per year and on an as-needed basis. The IRC F held five (5) meetings during the fiscal year ended December 31, 2020.
The IRC E and IRC F sometimes meet jointly to consider matters that are reviewed by both committees. The committees held two (2) such additional joint meetings during the fiscal year ended December 31, 2020.
Nominating and Governance Committee . The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the funds.
In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.
The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.
The Nominating and Governance Committee currently consists of all seven (7) of the Independent Trustees of the Board. Mr. Obermeyer currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee conducts meetings as needed or appropriate. The Nominating and Governance Committee held three (3) meetings during the fiscal year ended December 31, 2020.
The Board’s Risk Oversight Role
The day-to-day management of various risks relating to the administration and operation of the Trust is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Portfolio. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Portfolio or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.
The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Portfolio. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; (ix) the risk of conflicts of interest affecting Voya affiliates in managing the Portfolio; and (x) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Portfolio. In addition, many service providers to the Portfolio have adopted their own policies, procedures, and controls designed to address particular risks to the Portfolio. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of the Trust, including the CCOs for the Trust and the Adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements and oversight of cybersecurity practices by the Portfolio and key service providers; (ii) the IRCs regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an additional source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by the Portfolio’s portfolio managers. Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.
Qualifications of the Trustees
The Board believes that each of its Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes, and skills of each Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling. Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee's duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.
Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above that provides information about each Trustee. That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Trustee serves as a Board member, and certain directorships held during the past five (5) years. Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.
Independent Trustees
Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. She also has served as the Chairperson of the Trust’s Board of Trustees since January 1, 2020 and, prior to that, as the Chairperson of the Trust’s IRC E from 2014 through 2019. Prior to that, she served as the Chairperson of the Trust’s Nominating and Governance
Committee from 2009 through 2014. Ms. Baldwin is currently an Independent Board Director of Dentaquest and is currently the Chairperson of its Audit Committee and a member of its Mergers & Acquisitions and Finance/Investment Review Committees. Ms. Baldwin is also an Advisory Board member of RSR Partners, Inc. since 2016 and President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.
John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 1997. He also has served as the Chairperson of the Trust’s Compliance Committee since January 1, 2020 and, prior to that, as the Chairperson of the Trust’s Board of Trustees from 2014 through 2019. Prior to that, he served as the Chairperson of the Trust’s IRC F since 2006 and as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Mr. Boyer was the President and CEO of the Bechtler Arts Foundation from 2008 until 2019 for which, among his other duties, Mr. Boyer oversaw all fiduciary aspects of the Foundation and assisted in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.
Patricia W. Chadwick has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Trust’s IRC E since January 1, 2020 and, prior to that, as the Chairperson of the Trust’s former Joint IRC from 2018 through 2019. Prior to that, she served as the Chairperson of the Trust’s IRC F since January
23, 2014. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of The Royce Funds (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.
Martin J. Gavin has been a Trustee of the Trust since August 1, 2015. He also has served as the Chairperson of the Trust’s Audit Committee since January 1, 2018. Mr. Gavin previously served as a Trustee of the Trust from May 21, 2013 until September 12, 2013, and as a board member of other investment companies in the Voya family of funds from 2009 until 2010 and from 2011 until September 12,
2013. Mr. Gavin was the President and Chief Executive Officer of the Connecticut Children’s Medical Center from 2006 to 2015. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.
Joseph E. Obermeyer has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He also has served as the Chairperson of the Trust’s Nominating and Governance Committee since
January 1, 2018 and, prior to that, as the Chairperson of the Trust’s former Joint IRC from 2014 through 2017. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.
Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since
2006. She also has served as the Chairperson of the Trust’s Contracts Committee since 2007. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 – May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Christopher P. Sullivan has been a Trustee of the Trust since October 1, 2015. He also has served as the Chairperson of the Trust’s IRC F since January 1, 2018. He retired from Fidelity Management & Research in October 2012, following three years as first the President of the Bond Group and then the Head of Institutional Fixed Income. Previously, Mr. Sullivan served as Managing Director and Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009) and prior to that, Senior Vice President at PIMCO (1997-2001). He currently serves as a Director of Rimrock Funds (since 2013), a fixed income hedge fund. He is also a Senior Advisor to Asset Grade (since 2013), a private wealth management firm, and serves as a Trustee of the Overlook Foundation, a foundation that supports Overlook Hospital in Summit, New Jersey. In addition to his undergraduate degree from the University of Chicago, Mr. Sullivan holds an M.A. degree from the University of California at Los Angeles and is a Chartered Financial Analyst.
Interested Trustee
Dina Santoro has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2018. She also is President and Director of Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (2018 to Present) and Senior Managing Director, Head of Product and Marketing Strategy for Voya Investment Management (2017 – Present). Ms. Santoro previously served as Managing Director and Global Head of Product Strategy and Distribution for Quantitative Management Associates, LLC (2004-2017) and several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Ms. Santoro with extensive investment management, distribution and oversight experience.
Trustee Ownership of Securities
In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund includes, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.
The Ownership Policy requires the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.
The Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable amount of time of becoming a Trustee. For purposes of the Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under this Policy.
Investment in mutual funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy is subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.
Trustees' Portfolio Equity Ownership Positions
The following table sets forth information regarding each Trustee's beneficial ownership of equity securities of the Portfolio and the aggregate holdings of shares of equity securities of all the funds in the Voya family of funds for the calendar year ended December 31, 2020.

Portfolio	Dollar Range of Equity Securities in the Portfolio as of December 31, 2020
	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Martin J. Gavin
VY® BrandywineGLOBAL - Bond Portfolio	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000	Over $100,000[1]

Portfolio	Dollar Range of Equity Securities in the Portfolio as of December 31, 2020
	Joseph E. Obermeyer	Sheryl K. Pressler	Dina Santoro	Christopher P. Sullivan
VY® BrandywineGLOBAL - Bond Portfolio	None	None	None	None

Portfolio	Dollar Range of Equity Securities in the Portfolio as of December 31, 2020
	Joseph E. Obermeyer	Sheryl K. Pressler	Dina Santoro	Christopher P. Sullivan
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000[1]	Over $100,000[1]	Over $100,000
1
Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(K) plan.
Independent Trustee Ownership of Securities of the Adviser, Underwriter, and their Affiliates
The following table sets forth information regarding each Independent Trustee's (and his/her immediate family members) share ownership, beneficially or of record, in securities of the Portfolio’s Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or Principal Underwriter of the Portfolio (not including registered investment companies) as of December 31, 2020.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Martin J. Gavin	N/A	N/A	N/A	N/A	N/A
Joseph Obermeyer	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Christopher P. Sullivan	N/A	N/A	N/A	N/A	N/A
Trustee Compensation
Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.
The Portfolio pays each Trustee who is not an interested person of the Portfolio his or her pro rata share, as described below, of: (i) an annual retainer of $250,000; (ii) Ms. Baldwin, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Chadwick and Pressler and Messrs. Boyer, Gavin, Obermeyer, and Sullivan, as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $65,000, $30,000, $30,000, $30,000 and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.
The pro rata share paid by the Portfolio is based on the Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate for which the Trustees serve in common as Trustees.
Future Compensation Payment
Certain future payment arrangements apply to certain Trustees. More particularly, each non-interested Trustee, with the exception of Mr. Jones who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability.  Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.
Compensation Table
The following table sets forth information provided by the Portfolio’s Adviser regarding compensation of Trustees by the Portfolio and other funds managed by the Adviser and its affiliates for the fiscal year ended December 31, 2020. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Adviser or its affiliates.

Portfolio	Aggregate Compensation
	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Martin J. Gavin
VY® BrandywineGLOBAL - Bond Portfolio	$1,136.63	$954.92	$954.92	$954.92
Pension or Retirement Benefits Accrued as Part of Fund Expenses[2]	N/A	$0	$0	N/A
Estimated Annual Benefits Upon Retirement[3]	N/A	$400,000.00	$113,333.00	N/A
Total Compensation from the Portfolio and the Voya family of funds Paid to Trustees	$435,000.00	$365,000.00[1]	$365,000.00	$365,000.00[1]

Portfolio	Aggregate Compensation
	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan
VY® BrandywineGLOBAL - Bond Portfolio	$954.92	$1,045.77	$954.92
Pension or Retirement Benefits Accrued as Part of Fund Expenses[2]	N/A	$0	N/A
Estimated Annual Benefits Upon Retirement[3]	N/A	$113,333.00	N/A
Total Compensation from the Portfolio and the Voya family of funds Paid to Trustees	$365,000.00[1]	$400,000.00[1]	$365,000.00
1
During the fiscal year ended December 31, 2020, Mr. Boyer, Mr. Gavin, Mr. Obermeyer, and Ms. Pressler deferred $20,000.00, $121,545.00, $36,500.00, and $100,000.00., respectively, of their compensation from the Voya family of funds.
2
Future Compensation Payment amounts are accrued pro rata to all Voya funds in the same year that the Trustee retires.
3
As discussed in the section entitled “Future Compensation Payment” above, this is not an annual benefit. Rather each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. Future Compensation Payments included in this table represent the total payment allocated pro rata to all Voya funds.
CODE OF ETHICS
The Portfolio, the Adviser, the Sub-Adviser, and the Distributor have adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act governing personal trading activities of all Trustees, Officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of or obtain information pertaining to any purchase or sale of a security by the Portfolio. The Code of Ethics is intended to prohibit fraud against a Portfolio that may arise from the personal trading of securities that may be purchased or held by that Portfolio or of the Portfolio’s shares. The Code of Ethics prohibits short-term trading of a Portfolio’s shares by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Portfolio’s Adviser or its affiliates and to report all transactions on a regular basis.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may have a significant impact on matters submitted to a shareholder vote.
Shares of the Portfolio are owned by: insurance companies as depositors of Separate Accounts which are used to fund Variable Contracts; Qualified Plans; investment advisers and their affiliates in connection with the creation or management of the Portfolio; and certain other investment companies.
Trustee and Officer Holdings
As of April 6, 2021, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Portfolio’s outstanding shares.
Principal Shareholders
As of April 6, 2021, to the best knowledge of management, no person owned beneficially or of-record 5% or more of the outstanding shares of any class of the Portfolio or 5% or more of the outstanding shares of the Portfolio addressed herein, except as set forth in the table below. The Trust has no knowledge as to whether all or any portion of shares owned of-record are also owned beneficially.

Name of Portfolio	Class	Name and Address	Percentage of Class	Percentage of Portfolio
VY® BrandywineGLOBAL - Bond Portfolio	NA	Voya Solution Income Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	12.91%	12.91%
VY® BrandywineGLOBAL - Bond Portfolio	NA	Voya Solution 2025 Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	17.34%	17.34%
VY® BrandywineGLOBAL - Bond Portfolio	NA	Voya Solution 2035 Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	8.26%	8.26%
VY® BrandywineGLOBAL - Bond Portfolio	NA	Tomorrow's Scholar 529 Plan FBO Voya 529 Age 18+ Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	13.53%	47.79%
VY® BrandywineGLOBAL - Bond Portfolio	NA	Tomorrow's Scholar 529 Plan FBO Voya 529 Age 13-14 Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	5.23%	47.79%
PROXY VOTING PROCEDURES AND GUIDELINES
The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolio’s portfolio securities.
The proxy voting procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser’s proxy voting procedures, which require the Adviser to vote proxies in accordance with the Portfolio’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Compliance Committee oversees the implementation of the Portfolio’s proxy voting procedures and guidelines. A copy of the proxy voting procedures and guidelines of the Portfolio, including procedures of the Adviser, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how the Portfolio voted proxies relating to portfolio securities for the one-year period ending June 30th is available online without charge at www.voyainvestments.com or by accessing the SEC’s EDGAR database at www.sec.gov.
ADVISER
The investment adviser for the Portfolio is Voya Investments, LLC. The Adviser, subject to the authority of the Board, has the overall responsibility for the management of the Portfolio’s portfolio.
The Adviser is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof). The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution with subsidiaries operating in the retirement, investment, and insurance industries.
Investment Management Agreement
The Adviser serves pursuant to an Investment Management Agreement between the Adviser and the Trust on behalf of the Portfolio.
Under the Investment Management Agreement, the Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolio. In addition, the Adviser provides administrative services reasonably necessary for the ordinary operation of the Portfolio. The Adviser has delegated certain management responsibilities to one or more Sub-Advisers.
Investment Management Services
Among other things, the Adviser: (i) provides general investment advice and guidance with respect to the Portfolio and provides advice and guidance to the Portfolio’s Board; (ii) provides the Board with any periodic or special reviews or reporting it requests, including any reports regarding a Sub-Adviser and its investment performance; (iii) oversees management of the Portfolio’s investments and portfolio composition including supervising any Sub-Adviser with respect to the services that such Sub-Adviser provides; (iv) makes available its officers and employees to the Board and officers of the Trust; (v) designates and compensates from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; (vi) periodically monitors and evaluates the performance of any Sub-Adviser with respect to the investment objectives and policies of the Portfolio and performs periodic detailed analysis and review of the Sub-Adviser’s investment performance; (vii) reviews, considers and reports on any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations or any changes in the ownership or senior management of the Sub-Adviser; (viii) performs periodic in-person or telephonic diligence meetings with the Sub-Adviser; (ix) assists the Board and management of the Portfolio in developing and reviewing information with respect to the initial and subsequent annual approval of the Sub-Advisory Agreement; (x) monitors the Sub-Adviser for compliance with the investment objective or objectives, policies and restrictions of the Portfolio, the 1940 Act, Subchapter M of the Code, and, if applicable, regulations under these provisions, and other applicable law; (xi) if appropriate, analyzes and recommends for consideration by the Board termination of a contract with a Sub-Adviser; (xii) identifies potential successors to or replacements of a Sub-Adviser or potential additional Sub-Adviser, performs appropriate due diligence, and develops and presents recommendations to the Board; and (xiii) is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Portfolio’s assets and the purchase and sale of portfolio securities for one or more Portfolios in the event that at any time no sub-adviser is engaged to manage the assets of such Portfolio.
In addition, the Adviser assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services. The Adviser also reviews the Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.
Limitation of Liability
The Adviser is not subject to liability to the Portfolio for any act or omission in the course of, or in connection with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement.
Continuation and Termination of the Investment Management Agreement
After an initial term of two years, the Investment Management Agreement continues in effect from year to year with respect to the Portfolio so long as such continuance is specifically approved at least annually by: (i) the Board of Trustees; or (ii) the vote of a “majority” of a Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and provided that such continuance is also approved by a vote of at least a majority of the Independent Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Investment Management Agreement may be terminated as to a particular Portfolio at any time without penalty by: (i) the vote of the Board; (ii) the vote of a majority of the Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of that Portfolio; or (iii) the Adviser, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by either party, as a single class, or upon notice given by the Adviser. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).
Management Fees
The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Adviser or its affiliates, except the
CCO. The Adviser pays the fees of the Sub-Adviser.
As compensation for its services, the Portfolio pays the Adviser, expressed as an annual rate, a fee equal to the following as a percentage of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Portfolio	Annual Management Fee
VY® BrandywineGLOBAL - Bond Portfolio	0.50% on the first $750 million of the Portfolio’s average daily net assets; and 0.48% of the Portfolio’s average daily net assets in excess of $750 million.
Total Investment Management Fees Paid by the Portfolio
During the past three fiscal years, the Portfolio paid the following investment management fees to the Adviser or its affiliates.

Portfolio	December 31,
	2020	2019	2018
VY® BrandywineGLOBAL - Bond Portfolio	$1,412,589.00	$899,399.00	$1,059,386.00
EXPENSES
The Portfolio’s assets may decrease or increase during its fiscal year and the Portfolio’s operating expense ratios may correspondingly increase or decrease.
In addition to the management fee and other fees described previously, the Portfolio pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Adviser.
Certain expenses of the Portfolio are generally allocated to the Portfolio, and each class of the Portfolio, in proportion to its pro rata average net assets, provided that expenses that are specific to a class of a Portfolio may be charged directly to that class in accordance with the Trust’s Multiple Class Plan(s) pursuant to Rule 18f-3. However, any Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.
Certain operating expenses shared by several Portfolios are generally allocated amongst those Portfolios based on average net assets.

EXPENSE LIMITATIONS
As described in the Prospectus, the Adviser, Distributor, and/or Sub-Adviser may have entered into one or more expense limitation agreements with the Portfolio pursuant to which they have agreed to waive or limit their fees. In connection with such an agreement, the Adviser, Distributor, or Sub-Adviser, as applicable, will assume expenses (excluding certain expenses as discussed below) so that the total annual ordinary operating expenses of a Portfolio do not exceed the amount specified in that Portfolio’s Prospectus.
Exclusions
Expense limitations do not extend to interest, taxes, other investment-related costs, leverage expenses (as defined below), extraordinary expenses such as litigation and expenses of the CCO and CIRO, other expenses not incurred in the ordinary course of the Portfolio’s business, and expenses of any counsel or other persons or services retained by the Independent Trustees. Leverage expenses shall mean fees, costs, and expenses incurred in connection with a Portfolio’s use of leverage (including, without limitation, expenses incurred by a Portfolio in creating, establishing, and maintaining leverage through borrowings or the issuance of preferred shares). Acquired Fund Fees and Expenses are not covered by any expense limitation agreement.
If an expense limitation is subject to recoupment (as indicated in the Prospectus), the Adviser, Distributor, or Sub-Adviser, as applicable, may recoup any expenses reimbursed within 36 months of the waiver or reimbursement and the amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Reimbursement for fees waived or expenses assumed will only apply to amounts waived or expenses assumed after the effective date of the expense limitation.
NET FUND FEES WAIVED, REIMBURSED, OR RECOUPED
The table below shows the net fund expenses reimbursed, waived, and any recoupment, if applicable, by the Adviser and Distributor for the last three fiscal years.

Portfolio	December 31,
	2020	2019	2018
VY® BrandywineGLOBAL - Bond Portfolio	$60,421.00	$(46,992.00)	$(271,640.00)
SUB-ADVISER
The Adviser has engaged the services of one or more Sub-Advisers to provide sub-advisory services to the Portfolio and, pursuant to a Sub-Advisory Agreement, has delegated certain management responsibilities to a Sub-Adviser. The Adviser monitors and evaluates the performance of any Sub-Adviser.
A Sub-Adviser provides, subject to the supervision of the Board and the Adviser, a continuous investment program for the Portfolio and determines the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Portfolio, in accordance with the Portfolio’s investment objectives, policies and restrictions and applicable laws and regulations.
Limitation of Liability
A Sub-Adviser is not subject to liability to a Portfolio for any act or omission in the course of, or in connection with, rendering services under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Continuation and Termination of the Sub-Advisory Agreement
After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a majority of the Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); provided, that the continuance is also approved by a majority of the Independent Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement may be terminated as to a particular Portfolio without penalty upon sixty (60) days’ written notice by: (i) the Board; (ii) the majority vote of the outstanding voting securities of the relevant Portfolio; (iii) the Adviser; or (iv) the Sub-Adviser upon 60-90 days’ written notice, depending on the terms of the Sub-Advisory Agreement. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Management Agreement.
Sub-Advisory Fees
The Sub-Adviser receives compensation from the Adviser at the annual rate of a specified percentage of the Portfolio’s average daily net assets, as indicated below. The fee is accrued daily and paid monthly. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
VY® BrandywineGLOBAL - Bond Portfolio	Brandywine Global Investment Management, LLC (“Brandywine Global”)	0.20% of the Portfolio’s average daily net assets.
Total Sub-Advisory Fees Paid

The following table sets forth the sub-advisory fees paid by the Adviser for the last three fiscal years.

Portfolio	December 31,
	2020	2019	2018
VY® BrandywineGLOBAL - Bond Portfolio	$565,461.66	$360,323.90	$424,118.35
Portfolio Management
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2020:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David F. Hoffman, CFA	7	$3,947,000,000	31	$11,091,000,000	68	$31,370,000,000
John P. McIntyre, CFA	9	$4,353,000,000	41	$13,378,000,000	81	$33,711,000,000
Anujeet Sareen, CFA	9	$4,353,000,000	41	$13,378,000,000	81	$33,711,000,000
Potential Material Conflicts of Interest
Brandywine Global maintains policies and procedures reasonably designed to detect and minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple portfolios, the investment opportunity may be allocated among these several portfolios, which may limit a portfolio’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors. Brandywine Global has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between portfolios. Nevertheless, investment opportunities may be allocated differently among portfolios due to the particular characteristics of a portfolio, such as the size of the portfolio, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, market restrictions or for other reasons.
Similar Investment Strategies. Brandywine Global and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.
Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the portfolios under management. For example, when the structure of an investment adviser’s management fee differs among the portfolios under its management (such as where certain portfolios pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain portfolios over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor portfolios in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those portfolios that could most significantly benefit the portfolio manager.
To manage conflicts that may arise from management of portfolios with performance-based fees, Brandywine Global has developed trade allocation procedures as described above and Brandywine Global periodically reviews the performance and trading in portfolios with like strategies to seek to ensure that no portfolio or group of portfolios receives preference in the trading process.
Personal Account Trading. Brandywine Global may, from time to time, recommend to clients that they buy or sell securities in which employees have a financial interest. These types of transactions may present a conflict of interest in that employees might benefit from market activity by a client in a security held by an employee. In order to prevent conflicts of interest between Brandywine Global and its client, employee trading is monitored under the Code of Ethics (the “Code”). The Code includes policies and procedures: (a) restricting personal trading; (b) requiring the pre-clearance of most types of personal securities transactions; (c) requiring the reporting to Brandywine Global of all required personal securities holdings and transactions; and (d) mandating blackout periods during which employees are prohibited from making personal transactions in certain securities.

Brandywine Global and its employees may also invest in mutual funds and other pooled investment vehicles, including private investment vehicles that are managed by Brandywine Global. This may result in a potential conflict of interest since Brandywine Global employees have knowledge of such funds’ investment holdings, which is non-public information.
Broker Selection and Soft Dollar Usage. Investment professionals may be able to influence the selection of broker-dealers that are used to execute securities transactions for the portfolios they manage. In addition to executing trades, some brokers and dealers provide brokerage and research services, which may result in the payment of higher brokerage commissions than might otherwise be available and may provide an incentive to increase trading with such brokers. All soft dollar arrangements in which Brandywine Global is involved are subject to Brandywine Global’s policy of seeking best execution and are structured to comply with the safe harbor of Section 28(e) of the 1934 Act, and the rules and interpretations thereof as issued by the SEC. Nonetheless, the research services obtained from brokers and dealers may be used to service portfolios other than those paying commissions to the broker-dealers providing the research services, and also may benefit some portfolios more than others.
Compensation
All portfolio managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based in part on the performance of the portfolio managers’ investment strategies relative to a relevant peer-group universe over one-quarter, one-, three-, and five-year time periods. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are also considered as part of the individual allocation decision. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.
The benchmark for the VY® BrandywineGLOBAL - Bond Portfolio is: Bloomberg Barclays U.S. Aggregate Bond Index.
Ownership of Securities
The following table shows the dollar range of equity securities of the Portfolio beneficially owned by each portfolio manager as of December 31, 2020, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
David F. Hoffman, CFA	None
John P. McIntyre, CFA	None
Anujeet Sareen, CFA	None
PRINCIPAL UNDERWRITER
Pursuant to the Distribution Agreement (“Distribution Agreement”), Voya Investments Distributor, LLC (the “Distributor”), an indirect, wholly-owned subsidiary of Voya Financial, Inc., serves as principal underwriter and distributor for the Portfolio. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Shares of the Portfolio are offered on a continuous basis. As principal underwriter, the Distributor has agreed to use its best efforts to distribute the shares of the Portfolio, although it is not obligated to sell any particular amount of shares.
The Distributor is responsible for all of its expenses in providing services pursuant to the Distribution Agreement, including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares. The Distributor does not receive compensation for providing services under the Distribution Agreement, but may be compensated or reimbursed for all or a portion of such expenses to the extent permitted under a Rule 12b-1 Plan.
The Distribution Agreement may be continued from year to year if approved annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust or parties to the Distribution Agreement, appearing in person at a meeting called for the purpose of approving such Agreement.
The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Trustees or the Distributor or by vote of a majority of the outstanding voting securities of the Portfolio without the payment of any penalty.
Total Distribution Expenses
The following table sets forth the total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Portfolio for the most recent fiscal year.

Portfolio	Advertising	Printing	Salaries & Commissions	Broker Servicing	Miscellaneous	Total
VY® BrandywineGLOBAL - Bond Portfolio	$0.00	$0.00	$9,135.26	$1,652.95	$990.26	$11,778.47

OTHER SERVICE PROVIDERS
Custodian
The Bank of New York Mellon, 225 West Liberty Street, New York, NY 10286, serves as custodian for the Portfolio.
The custodian’s responsibilities include safekeeping and controlling the Portfolio’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Portfolio’s investments. The custodian does not participate in determining the investment policies of a Portfolio, in deciding which securities are purchased or sold by a Portfolio or in the declaration of dividends and distributions. A Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.
For portfolio securities that are purchased and held outside the United States, the Custodian has entered into sub-custodian arrangements with certain foreign banks and clearing agencies which are designed to comply with Rule 17f-5 under the 1940 Act.
Independent Registered Public Accounting Firm
Ernst & Young LLP serves as an independent registered public accounting firm for the Portfolio. Ernst & Young LLP provides audit services and tax return preparation services. Ernst & Young LLP is located at 200 Clarendon Street, Boston, Massachusetts 02116.
Legal Counsel
Legal matters for the Trust are passed upon by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.
Transfer Agent and Dividend Paying Agent
BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”) serves as the transfer agent and dividend-paying agent for the Portfolio. Its principal office is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. As transfer agent and dividend-paying agent, BNY Mellon Investment Servicing (U.S.) Inc. is responsible for maintaining account records, detailing the ownership of Portfolio shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.
Securities Lending Agent
The Bank of New York Mellon serves as the securities lending agent. The services provided by The Bank of New York Mellon, as the securities lending agent, for the most recent fiscal year primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Portfolio with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities in accordance with specific guidelines and instructions provided by the Adviser;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Portfolio at loan termination.
The following table provides the dollar amounts of income and fees/compensation related to the securities lending activities of the Portfolio for its most recent fiscal year. There are no fees paid to the securities lending agent for cash collateral management services, administrative fees, indemnification fees, or other fees.

Portfolio	Gross securities lending income	Fees paid to securities lending agent from revenue split	Positive Rebate	Negative Rebate	Net Rebate	Securities Lending losses/ gains	Total Aggregate fees/ compensation paid to securities lending agent or broker	Net Securities Income
VY® BrandywineGLOBAL - Bond Portfolio	None	None	None	None	None	None	None	None

PORTFOLIO TRANSACTIONS
To the extent the Portfolio invests in affiliated Underlying Funds, the discussion relating to investment decisions made by the Adviser or the Sub-Adviser with respect to the Portfolio also includes investment decisions made by an Adviser or a Sub-Adviser with respect to affiliated Underlying Funds. For convenience, only the terms Adviser, Sub-Adviser, and Portfolio are used.
The Adviser or the Sub-Adviser for the Portfolio places orders for the purchase and sale of investment securities for the Portfolio, pursuant to authority granted in the relevant Investment Management Agreement or Sub-Advisory Agreement.
Subject to policies and procedures approved by the Board, the Adviser and/or the Sub-Adviser have discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).
In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of a Portfolio pursuant to its Investment Management Agreement with the Portfolio, the Adviser will perform the services described herein as being performed by the Sub-Adviser.
How Securities Transactions are Effected
Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the OTC markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis when, in the Adviser’s or a Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Adviser or a Sub-Adviser may also place trades using an ECN or ATS.
How the Adviser or Sub-Advisers Select Broker-Dealers
The Adviser or a Sub-Adviser has a duty to seek to obtain best execution of the Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Adviser or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, each firm’s execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or a Sub-Adviser (consistent with the “safe harbor” described below and subject to the restrictions of the European Union’s updated Markets in Financial Instruments Directive (“MiFID II”)); and each firm’s general reputation, financial condition and responsiveness to the Adviser or the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of the Portfolio’s orders, the Adviser or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Portfolio. Under these programs, the participating broker-dealers will return to the Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio. These credits are used to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolio, and not the Adviser or the Sub-Adviser.
The Safe Harbor for Soft Dollar Practices
In selecting broker-dealers to execute a trade for the Portfolio, the Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, the Adviser or a Sub-Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a securities transaction for a Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, as long as the services provided to the Adviser or Sub-Adviser by the broker-dealer: (i) are limited to “research” or “brokerage” services; (ii) constitute lawful and appropriate assistance to the Adviser or Sub-Adviser in the performance of its investment decision-making responsibilities; and (iii) the Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients. In making such a determination, the Adviser or Sub-Adviser might consider, in addition to the commission rate, the range and quality of a broker’s services, including the value of the research provided, execution capability, financial responsibility and responsiveness. The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e)

is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor. The provisions of MiFID II may limit the ability of certain Sub-Advisers to pay for research services using soft dollars in various circumstances.
Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto including, but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or the Sub-Adviser from its own funds, and not by portfolio commissions paid by a Portfolio.
Benefits to the Adviser or the Sub-Advisers – Research products and services provided to the Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for a Portfolio may be used by the Adviser or the Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with the Portfolio. Some of these products and services are also available to the Adviser or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the management fees payable to the Adviser or the sub-advisory fees payable to a Sub-Adviser for services provided to the Portfolio. The Adviser’s or a Sub-Adviser’s expenses would likely increase if the Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself. It is possible that a Sub-Adviser subject to MiFID II will cause a Portfolio to pay for research services with soft dollars in circumstances where it is prohibited from doing so with respect to other client accounts, although those other client accounts might nonetheless benefit from those research services.
Broker-Dealers that are Affiliated with the Adviser or the Sub-Advisers
Portfolio transactions may be executed by brokers affiliated with Voya Financial, Inc., the Adviser, or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.
Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities
The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and FINRA. Under these rules, the Adviser or a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Portfolio when selecting a broker-dealer for portfolio transactions, and neither a Portfolio nor the Adviser or Sub-Adviser may enter into an agreement under which the Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares. The Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.
Principal Trades and Research
Purchases of securities for the Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which a Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.
More Information about Trading in Fixed-Income Securities
Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased from or sold to dealers serving as market makers for the securities at a net price. The Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.
In purchasing and selling fixed-income securities, it is the policy of the Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily pay the lowest spread or commission available.

Transition Management
Changes in sub-advisers, investment personnel and reorganizations of a Portfolio may result in the sale of a significant portion or even all of a Portfolio’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio. The Portfolio, the Adviser, or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in the sub-adviser, reorganization, or other changes.
Allocation of Trades
Some securities considered for investment by a Portfolio may also be appropriate for other clients served by that Portfolio’s Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients is considered at, or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the other funds and such other clients in a manner deemed fair and equitable, over time, by the Portfolio’s Adviser or Sub-Adviser and consistent with the Adviser’s or Sub-Adviser’s written policies and procedures. The Adviser and Sub-Adviser may use different methods of trade allocation. The Adviser’s and Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Portfolio participated are subject to periodic review by the Board. To the extent a Portfolio seeks to acquire (or dispose of) the same security at the same time as other funds, such Portfolio may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned. However, over time, a Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.
Cross-Transactions
The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof, provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the policy.
Brokerage Commissions Paid
Brokerage commissions paid by the Portfolio for the last three fiscal years are as follows. An increase or decrease in commissions is due to a corresponding increase or decrease in the Portfolio’s trading activity.

Portfolio	December 31,
	2020	2019	2018
VY® BrandywineGLOBAL - Bond Portfolio	$2,705.29	$12,835.49	$25,297.71
Affiliated Brokerage Commissions
For the last three fiscal years, the Portfolio did not use affiliated brokers to execute portfolio transactions.
Securities of Regular Broker-Dealers
During the most recent fiscal year, the Portfolio acquired securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies as follows:

Portfolio	Security Description	Market Value
VY® BrandywineGLOBAL - Bond Portfolio	Bank of America	$5,954,851.85
	Bank of Montreal	$4,531,883.68
	JP Morgan Chase	$8,326,139.03
	Wells Fargo	$7,658,221.65
ADDITIONAL INFORMATION ABOUT Voya Variable Insurance Trust
Description of Shares of Beneficial Interest
Voya Variable Insurance Trust (“VVIT”) may issue unlimited shares of beneficial interest in VVIT with a par value of $0.001. The shares may be issued in one or more series and each series may consist of one or more classes. VVIT has one series, which is authorized to issue multiple classes of shares.
All shares of each series represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities belonging to the series or a class). Each series may have different assets and liabilities from any other series of VVIT. Furthermore, different share classes of a series may have different liabilities from other classes of that same series. The assets belonging to a series shall be charged with the liabilities of that series and all expenses, costs, charges and reserves attributable to that series, except that liabilities, expenses, costs, charges and reserves allocated solely to a particular class, if any, shall be borne by that class. Any general liabilities, expenses, costs, charges or reserves of VVIT which are not readily identifiable as belonging to any particular series or class shall be allocated and charged between and among any one or more of the series or classes in such manner as the Trustees in their sole discretion deem fair and equitable.
Redemption and Transfer of Shares
Shareholders of any series or class have the right to redeem all or part of their shares as described in the prospectus and Declaration of Trust. Under certain circumstances, VVIT may suspend the right of redemption as allowed by the SEC or federal securities laws. Pursuant to the Declaration of Trust, the Trustees have the power to redeem shares of shareholders who do not satisfy minimum investment thresholds set forth in the prospectus from time to time. In addition, under the Declaration of Trust, the Trustees have the power to call for the redemption of shares, or refuse to transfer the shares of, or issue shares to, a shareholder, if they are of the opinion that the direct or indirect ownership of shares has or may become so concentrated as to disqualify the series as a regulated investment company under the Internal Revenue Code. The transfer of shares is subject to rules that may be established by the Board, as it deems appropriate, for a particular series of class or shares.
Material Obligations and Liabilities of Owning Shares
VVIT is organized as a statutory trust under the Delaware Statutory Trust Act. Under the Delaware Statutory Trust Act, shareholders have the same limitation on personal liability extended to shareholders of private corporations under Delaware law. All shares issued by VVIT are fully paid and nonassessable.
Dividend Rights
The shareholders of a series are entitled to receive dividends or other distributions declared for the series. Distributions will be paid pro rata to all shareholders of a series or class according to the number of shares held by shareholders on the record date.
Voting Rights and Shareholder Meetings
Pursuant to the Declaration of Trust, shareholders have the power to vote, under certain circumstances, on: (1) the election or removal of trustees; (2) the approval of certain advisory or management contracts; and (3) on any amendment (a) which would affect their right to vote or (b) with respect to the provision governing amendments in the declaration of trust, (c) as required by law, or (d) as submitted by the Trustees. For example, under the 1940 Act, shareholders have the right to vote on any change in a fundamental investment policy, to approve a change in subclassification of a fund, to approve the distribution plan under Rule 12b-1, and to terminate the independent public accountant.
VVIT is not required to hold shareholder meetings annually, but a meeting of shareholders may be called by the Board, at the request in writing of the holders of at least 10% of the outstanding voting shares of VVIT, or as required by the 1940 Act.
On matters submitted to a vote, each holder of a share is entitled to one vote for each full share, and a fractional vote for each fractional share outstanding on the books of VVIT All shares shall be voted separately by individual series, except shares shall be voted together when (1) required by the 1940 Act or (2) the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series shall be entitled to vote as a single class.
Liquidation Rights
In the event of liquidation, the shareholders of a series or class are entitled to receive, as a liquidating distribution, the excess of the assets belonging to the liquidating series or class over the liabilities belonging to such series or class.
Inspection of Records
Under the by-laws of VVIT, no shareholder shall have any right to inspect any account or book or document of VVIT except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.
Preemptive Rights
There are no preemptive rights associated with the series’ shares.
Conversion Rights
The conversion features and exchange privileges are described in the Prospectus and in the section of the SAI entitled “Purchase, Exchange, and Redemption of Shares.”
Sinking Fund Provisions
VVIT has no sinking fund provision.
PURCHASE, EXCHANGE, AND REDEMPTION OF SHARES
An investor may purchase, redeem, or exchange shares in the Portfolio utilizing the methods, and subject to the restrictions, described in the Prospectus.
Purchases
Shares of the Portfolio are sold at the NAV (without a sales charge) next computed after receipt of a purchase order in proper form by the Portfolio or its delegate.
Orders Placed with Intermediaries
If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.
Subscriptions-in-Kind

Certain investors may purchase shares of a Portfolio with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Portfolio consistent with the Portfolio’s investment policies and restrictions. These transactions only will be effected if the Adviser or a Sub-Adviser intends to retain the security in the Portfolio as an investment. Assets so purchased by a Portfolio will be valued in generally the same manner as they would be valued for purposes of pricing the Portfolio’s shares, if these assets were included in the Portfolio’s assets at the time of purchase. The Portfolio reserves the right to amend or terminate this practice at any time.
Redemptions
Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form, except that the Portfolio may suspend the right of redemption or postpone the date of payment during any period when: (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC, as a result of which: (a) disposal by a Portfolio of securities owned by it is not reasonably practicable; or (b) it is not reasonably practical for a Portfolio to determine fairly the value of its net assets; or (iii) for such other period as the SEC may permit by rule or by order for the protection of a Portfolio’s shareholders.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.
Payment-in Kind
The Portfolio intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Portfolio may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which obligates a Portfolio to redeem shares with respect to any one shareholder during any 90-days period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Portfolio at the beginning of the period. To the extent possible, the Portfolio will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event a Portfolio must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.
Exchanges
Shares of any Portfolio may be exchanged for shares of any other Portfolio. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more other Portfolios. Exchanges are effected at the respective NAV per share on the date of the exchange. The Portfolio reserves the right to modify or discontinue its exchange privilege at any time without notice.
TAX CONSIDERATIONS
The following tax information supplements and should be read in conjunction with the tax information contained in the Portfolio’s Prospectus. The Prospectus generally describes the U.S. federal income tax treatment of the Portfolio and its shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Portfolio. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.
The following discussion is generally based on the assumption that the shares of the Portfolio will be respected as owned by insurance company separate accounts, Qualified Plans, and other eligible persons or plans permitted to hold shares of a Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the insurance company separate accounts to satisfy the diversification requirements of Section 817(h) of the Code (“Other Eligible Investors”). If this is not the case and shares of a Portfolio held by separate accounts of insurance companies are not respected as owned for U.S. federal income tax purposes by those separate accounts, the person(s) determined to own the Portfolio shares will not be eligible for tax deferral and, instead, will be taxed currently on Portfolio distributions and on the proceeds of any sale, transfer or redemption of Portfolio shares under applicable U.S. federal income tax rules that may not be discussed herein.
The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus address only some of the U.S. federal income tax considerations generally affecting investments in the Portfolio. In particular, because insurance company separate accounts, Qualified Plans and Other Eligible Investors will be the only shareholders of a Portfolio, only certain U.S. federal tax aspects of an investment in a Portfolio are described herein. Holders of Variable Contracts, Qualified Plan participants, or persons investing through an Other Eligible Investor are urged to consult the insurance company, Qualified Plan, or Other Eligible Investor through which their investment is made, as well as to consult their own tax advisors and financial planners, regarding the U.S. federal tax consequences to them of an investment in a Portfolio, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on an investment in a Portfolio.
Qualification as a Regulated Investment Company
The Portfolio has elected or will elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Portfolio must, among other things: (a) derive at least 90% of its gross income for each taxable year from: (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year: (i) at least 50% of the fair market value of its total assets consists of: (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs; and (B) other securities (other than those described in clause (A)) limited in respect of any one issuer to a value that does not exceed 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Portfolio’s total assets is invested, including through corporations in which the Portfolio owns a 20% or more voting stock interest, in the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other RICs) of two or more issuers the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, taking into account any capital loss carryforwards) and its net tax-exempt income, for such year.
In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain of a Portfolio’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships.
For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership and in the case of a Portfolio’s investments in loan participations, the Portfolio shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Portfolio’s ability to meet the diversification test in (b) above. The qualifying income and diversification requirements described above may limit the extent to which a Portfolio can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.
If a Portfolio qualifies as a RIC that is accorded special tax treatment, the Portfolio will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, determined with reference to any capital loss carryforwards) distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
The Portfolio intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). However, no assurance can be given that a Portfolio will not be subject to U.S. federal income taxation. Any taxable income, including any net capital gain retained by a Portfolio, will be subject to tax at the Portfolio level at regular corporate rates.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its: (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
In order to comply with the distribution requirements described above applicable to RICs, a Portfolio generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Portfolio may make the distributions in the following taxable year in respect of income and gains from the prior taxable year.
If a Portfolio declares a distribution to shareholders of record in October, November, or December of one calendar year and pays the distribution in January of the following calendar year, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution on December 31 of the earlier year.
If a Portfolio were to fail to meet the income, diversification or distribution tests described above, the Portfolio could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Portfolio were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify and be eligible for treatment as a RIC accorded special tax treatment under the Code for such year: (i) it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders; and (ii) each Participating Insurance Company separate account invested in the Portfolio would fail to satisfy the separate diversification requirements described below (See Taxation – Special Tax Considerations for Separate Accounts of Participating Insurance Companies), with the result that the Variable Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.
Excise Tax
Amounts not distributed on a timely basis by RICs in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. This excise tax, however, is generally inapplicable to any RIC whose sole shareholders are separate accounts of insurance companies funding Variable Contracts, Qualified Plans, Other Eligible Investors, or other RICs that are also exempt from the excise tax. If a Portfolio is subject to the excise tax requirements and the Portfolio fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year if the Portfolio is permitted to elect and so elects), plus any such amounts retained from the prior year, the Portfolio would be subject to a nondeductible 4% excise tax on the undistributed amounts.
A Portfolio that does not qualify for exemption from the excise tax generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.
For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Portfolio will be treated as having distributed any amount on which it is subject to corporate income tax in the taxable year ending within the calendar year.
Use of Tax Equalization
The Portfolio distributes its net investment income and capital gains to shareholders at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax. Under current law, a Portfolio is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Portfolio's accumulated earnings and profits as a dividend on the Portfolio’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Portfolio is required to distribute as dividends to shareholders in order for the Portfolio to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Portfolio’s NAV generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.
Capital Loss Carryforwards
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Portfolio’s net investment income. Instead, potentially subject to certain limitations, the Portfolio is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Portfolio retains or distributes such gains.
If a Portfolio incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term.
See the Portfolio’s most recent annual shareholder report for the Portfolio’s available capital loss carryforwards, if any, as of the end of its most recently ended fiscal year.
Taxation of Investments
References to investments by a Portfolio also include investments by an Underlying Fund.
If a Portfolio invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Portfolio. Tax rules are not entirely clear about issues such as: (1) whether a Portfolio should recognize market discount on a debt obligation and, if so; (2) the amount of market discount the Portfolio should recognize; (3) when a Portfolio may cease to accrue interest, original issue discount or market discount; (4) when and to what extent deductions may be taken for bad debts or worthless securities; and (5) how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Portfolio when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.
Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Portfolio’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Portfolio’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryover and thus cannot be deducted by the Portfolio in future years.
A Portfolio’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market (“Section 1256”), or short-sale rules. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments, are not entirely clear in certain respects. Accordingly, while each Portfolio intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Portfolio to qualify as a RIC may limit the extent to which a Portfolio will be able to engage in certain derivatives or commodity-linked transactions.
If a Portfolio receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction for corporate shareholders. A dividends-received deduction is a deduction that may be available to corporate shareholders, subject to limitations and other rules, on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Portfolios are urged to consult their own tax advisors and financial planners. Similar consequences may apply to repurchase and other derivative transactions.
Income, gain and proceeds received by a Portfolio from sources within foreign countries (e.g., dividends or interest paid on foreign securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Portfolio’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
A Portfolio may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to the Portfolio from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Portfolio, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.
In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax; and (iv) in the case of an insurance company separate account supporting Variable Contracts, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding Variable Contracts.
Income of a Portfolio that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Portfolio. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
As noted above, certain of the ETFs and MLPs in which a Portfolio may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a RIC. If such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, depending on the alternative treatment, either a portion of its gross income could constitute non-qualifying income for purposes of the 90% gross income requirement, or all of its income could be subject to corporate tax, thereby potentially reducing the portion of any distribution treated as a dividend, and more generally, the value of the Portfolio's investment therein. In addition, as described above, the diversification requirement for RIC qualification will limit a Portfolio’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Portfolio’s total assets as of the end of each quarter of the Portfolio’s taxable year.
“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Portfolio acquires any equity interest in a PFIC, the Portfolio could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders.

Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Portfolio to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Portfolio had sold and repurchased such interests on the last day of the Portfolio’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). Each Portfolio may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Portfolio may incur the tax and interest charges described above in some instances.
Tax Shelter Reporting Regulations
Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, including a Participating Insurance Company holding separate accounts, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC, such as Participating Insurance Companies that own shares in a Portfolio through their separate accounts, are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Special Tax Considerations for Separate Accounts of Insurance Companies
Under the Code, if the investments of a segregated asset account, such as the separate accounts of insurance companies, are “adequately diversified,” and certain other requirements are met, a holder of a Variable Contract supported by the account will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Variable Contract.
In general, the investments of a segregated asset account are considered to be “adequately diversified” only if: (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. Section 817(h) provides as a safe harbor that a segregated asset account is also considered to be “adequately diversified” if it meets the RIC diversification tests described earlier and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), U.S. government securities, and securities of other RICs.
In general, all securities of the same issuer are treated as a single investment for such purposes, and each U.S. government agency and instrumentality is considered a separate issuer. However, Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a RIC or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the RIC or partnership. In particular: (i) if the beneficial interests in the RIC or partnership are held by one or more segregated asset accounts of one or more insurance companies; and (ii) if public access to such RIC or partnership is available exclusively through the purchase of a Variable Contract, then a segregated asset account’s beneficial interest in the RIC or partnership is not treated as a single investment. Instead, a pro rata portion of each asset of the RIC or partnership is treated as an asset of the segregated asset account. Look-through treatment is also available if the two requirements above are met and notwithstanding the fact that beneficial interests in the RIC or partnership are also held by Qualified Plans and Other Eligible Investors. Additionally, to the extent a Portfolio meeting the above conditions invests in underlying RICs or partnerships that themselves are owned exclusively by insurance company separate accounts, Qualified Plans, or Other Eligible Investors, the assets of those underlying RICs or partnerships generally should be treated as assets of the separate accounts investing in the Portfolio.
As indicated above, the Trust intends that each of the Portfolios will qualify as a RIC under the Code. The Trust also intends to cause each Portfolio to satisfy the separate diversification requirements imposed by Section 817(h) of the Code and applicable Treasury Regulations at all times to enable the corresponding separate accounts to be “adequately diversified.” In addition, the Trust intends that each Portfolio will qualify for the “look-through rule” described above by limiting the investment in each Portfolio’s shares to Participating Insurance Company separate accounts, Qualified Plans and Other Eligible Investors. Accordingly, the Trust intends that each applicable insurance company, through its separate accounts, will be able to treat its interests in a Portfolio as ownership of a pro rata portion of each asset of the Portfolio, so that individual holders of the Variable Contracts underlying the separate account will qualify for favorable U.S. federal income tax treatment under the Code. However, no assurance can be made in that regard.
Failure by a Portfolio to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to comply with the “look-through rule,” could cause the Variable Contracts to lose their favorable tax status and require a Variable Contract holder to include currently in ordinary income any income accrued under the Variable Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the insurance companies issuing the Variable Contracts.
The IRS has indicated that a degree of investor control over the investment options underlying a Variable Contract may interfere with the tax-deferred treatment of such Variable Contracts. The IRS has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Portfolio’s investment strategies are sufficiently broad to prevent a Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Portfolios have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).
The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with the insurance company that issued their Variable Contract and their own tax advisors, as well as the prospectus relating to their particular Contract, for more information concerning this investor control issue.
In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Portfolio as described above, including retroactively. In addition, there can be no assurance that a Portfolio will be able to continue to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Variable Contract owners to be considered the owners of the shares of the Portfolio.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Portfolio could be required to report annually their “financial interest” in the Portfolio’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in the Portfolio through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Special Considerations for Contract Holders and Plan Participants
The foregoing discussion does not address the tax consequences to Contract holders or Qualified Plan participants of an investment in a Contract or participation in a Qualified Plan. Contract holders investing in a Portfolio through a Participating Insurance Company separate account, Qualified Plan participants, or persons investing in a Portfolio through Other Eligible Investors are urged to consult with their Participating Insurance Company, Qualified Plan sponsor, or Other Eligible Investor, as applicable, and their own tax advisors, for more information regarding the U.S. federal income tax consequences to them of an investment in a Portfolio.
FINANCIAL STATEMENTS
The audited financial statements, and the independent registered accounting firm’s report thereon, are included in the Portfolio’s annual report to shareholders for the fiscal year ended December 31, 2020 and are incorporated herein by reference.
An annual shareholder report containing financial statements audited by the Trust’s independent registered public accounting firm and an unaudited semi-annual report will be sent to shareholders each year.

APPENDIX A – DESCRIPTION OF CREDIT RATINGS
A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Description of Moody’s Long-Term Obligation Ratings
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Hybrid Indicator (hyb)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Short-Term Obligation Ratings
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Moody’s US Municipal Short-Term Obligation Ratings
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.
MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.
VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of S&P Global Ratings’ (“S&P’s”) Issue Credit Ratings
A S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
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Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
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Nature of and provisions of the obligation and the promise we impute;
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Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issue Credit Ratings*
AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ’CC’ rating is used when a default has not yet occurred, but S&P’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D — An obligation rated ’D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ’D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ’D’ if it is subject to a distressed exchange offer.
NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P’s does not rate a particular obligation as a matter of policy.
* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Description of S&P’s Municipal Short-Term Note Ratings
A S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
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Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
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Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
S&P’s municipal short-term note rating symbols are as follows:
SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 — Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales
Fitch long-term obligations rating scales are as follows:
AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B — Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC — ‘CCC’ ratings indicate that substantial credit risk is present.
CC —’CC’ ratings indicate very high levels of credit risk.
C — ‘C’ ratings indicate exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Description of Fitch’s Short-Term Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
Fitch short-term ratings are as follows:
F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C — High short-term default risk. Default is a real possibility.
RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B – PROXY VOTING PROCEDURES AND GUIDELINES
B-1

PROXY VOTING PROCEDURES AND GUIDELINES

VOYA FUNDS
VOYA INVESTMENTS, LLC

Date Last Revised: September 11, 2020

Introduction
The purpose of these Proxy Voting Procedures and Guidelines (the “Procedures”, the “Guidelines”) is to set forth the Board of Directors/Trustees of the Voya funds’ (the “Board”) instructions to Voya Investments, LLC (referred to as the “Advisor”) for the voting of proxies for each fund the Board serves as Director/Trustee (the “Funds”).
The Board may elect to delegate proxy voting to a sub-advisor of the Funds and also approve the sub-advisor’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Advisor-Voted Fund”). A Sub-Advisor-Voted Fund is not covered under these Procedures and Guidelines, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements. However, they are covered by those sub-advisor’s proxy policies, provided that the Board has approved them.
These Procedures and Guidelines incorporate principles and guidance set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff on the fiduciary duty of the Board to ensure that proxies are voted in a timely manner and that voting decisions are in the Funds’ beneficial owners’ best interest.
The Board, through these instructions, delegates to the Advisor’s Proxy Coordinator the responsibility to vote the Funds’ proxies in accordance with these Procedures and Guidelines on behalf of the Board. The Board further delegates to the Compliance Committee of the Board certain oversight duties regarding the Advisor’s functions as it pertains to the voting of the Funds’ proxies.
The Board directs the engagement of a Proxy Advisory Firm to be initially appointed and annually reviewed and approved by the Board. The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.
These Procedures and Guidelines will be reviewed by the Board’s Compliance Committee annually, and will be updated when appropriate. No change to these Procedures and Guidelines will be made except pursuant to Board direction. Non-material amendments, however, may be approved for immediate implementation by the Board’s Compliance Committee, subject to ratification by the full board at its next regularly scheduled meeting.
Advisor’s Roles and Responsibilities
Proxy Coordinator
The Voya Proxy Coordinator shall direct the Proxy Advisory Firm to vote proxies on behalf of the Funds and the Advisor in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).
The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting the Funds’ proxies in accordance with the Procedures and Guidelines on behalf of the Funds and the Advisor. The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Procedures and Guidelines. Responsibilities assigned to the Proxy Coordinator, or activities that support it, may be performed by such members of the Proxy Group (as defined in the Proxy Group section below) or employees of the Advisor’s affiliates as the Proxy Group deems appropriate.
The Proxy Coordinator is also responsible for identifying and informing Counsel (as defined in the Counsel section below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, or an affiliated person of the Funds. The Proxy Coordinator will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.
Proxy Advisory Firm
The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely manner. To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and vote recommendations under its Proxy Voting guidelines. Additionally, the Proxy Advisory Firm is required to produce custom vote recommendations in accordance with the Guidelines and their vote recommendations.
Proxy Group
The members of the Proxy Group, which may include employees of the Advisor’s affiliates, are identified in Exhibit 1, and may be amended from time to time at the Advisor’s discretion except that the Funds’ Chief Investment Risk Officer, the Funds’ Chief Compliance Officer, and the Funds’ Proxy Coordinator shall be members unless the Board determines otherwise.
Investment Professionals
The Funds’ sub-advisors and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”. The Board encourages the Funds’ Investment Professionals to submit a recommendation to the Proxy Group regarding any proxy-voting-related proposal pertaining to the portfolio securities over which they have day-to-day portfolio management responsibility. Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the Proxy Group regarding proxy voting related proxy contests, proposals related to companies with dual class shares with superior voting rights, or mergers and acquisitions involving the portfolio securities over which they have day-to-day portfolio management responsibility.
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Counsel
A member of the mutual funds legal practice group of the Advisor (“Counsel”) is responsible for determining if a potential conflict of interest involving a proxy issuer is in fact a conflict of interest. If Counsel deems a proxy issuer to be a conflict of interest, the Counsel must notify the Proxy Coordinator, who will in turn notify the Chair of the Compliance Committee of such conflict of interest.
Proxy Voting Procedures
Proxy Group Oversight
A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is the Funds’ Chief Compliance Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.
The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via email in lieu of a meeting, provided that the Proxy Coordinator follows the directions of a majority of a quorum responding via e-mail.
A Proxy Group meeting will be held whenever:
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The Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.
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The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.
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A matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted.
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The Proxy Coordinator requests the Proxy Group’s input and vote recommendation on a matter.
At its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities and related activities assigned to the Proxy Group, on its behalf, provided that such instructions do not violate any requirements of these Procedures or the Guidelines.
If the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, these recommendations do not violate any requirements of these Procedures or the Guidelines, and no conflict of interest exists, the Proxy Coordinator may implement the instructions without calling a Proxy Group meeting.
For each proposal referred to the Proxy Group, it will review:
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The relevant Procedures and Guidelines,
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The recommendation of the Proxy Advisory Firm, if any,
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The recommendation of the Investment Professional(s), if any,
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Other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.
Vote Instruction
While the vote of a simple majority of the voting members present will determine any matter submitted to a vote, tie votes will be resolved by securing the vote of members not present at the meeting. The Proxy Coordinator will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, providing such members with a substantially similar level of relevant information as that provided at the in-person meeting.
In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the Proxy Coordinator will refer the vote to the Compliance Committee Chair for vote determination.
In the event a tie vote cannot be timely resolved in connection with a voting deadline, the Proxy Coordinator will abstain from voting on the proposal(s). However, the Proxy Coordinator will vote in accordance with the Proxy Advisory Firm’s recommendation if abstaining on the vote is not a valid option; i.e., can only vote For, Against, or Withhold.
A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination. If abstention results in the loss of quorum, the process for resolving tie votes will be observed.
If the Proxy Group recommends that a Fund vote contrary to the Guidelines, as might be the case upon review of a recommendation from an Investment Professional, the Proxy Coordinator will follow the procedures in the Out-of-Guidelines section below.
Vote Classification
These Procedures and Guidelines specify how the Funds generally will vote with respect to the proposals indicated. Unless otherwise noted, the Proxy Group instructs the Proxy Coordinator, on behalf of the Advisor, to vote in accordance with these Procedures and Guidelines.
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Within-Guidelines Votes: Votes in Accordance with the Guidelines
In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner.
Out-of-Guidelines Votes: Votes Contrary to the Guidelines
A vote would be considered Out-of-Guidelines if the:
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Vote is contrary to the Guidelines based on the Compliance Committee or Proxy Group determination that the application of the Guidelines is inapplicable or inappropriate under the circumstances. Such votes include, but are not limited to votes cast based on the recommendation of an Investment Professional.
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Vote is contrary to the Guidelines unless the Guidelines stipulate Case-by-Case consideration or that primary consideration will be given to input from an Investment Professional, notwithstanding that the vote appears contrary to these Procedures and Guidelines and/or the Proxy Advisory Firm’s recommendation.
Routine Matters
Upon instruction from the Proxy Coordinator, the Proxy Advisory Firm will submit a vote as described in these Procedures and Guidelines where there is a clear policy (e.g.,“For,”“Against,”“Withhold,” or “Abstain”) on a proposal.
Matters Requiring Case-by-Case Consideration
The Proxy Advisory Firm will refer proxy proposals to the Proxy Coordinator when these Procedures and Guidelines indicate “Case-by-Case.” Additionally, the Proxy Advisory Firm will refer any proxy proposal under circumstances where the application of these Procedures and Guidelines is unclear, appears to involve unusual or controversial issues, or is silent regarding the proposal.
Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.
The Proxy Coordinator will review matters requiring Case-by-Case consideration to determine if the Proxy Group had previously provided the Proxy Coordinator with standing vote instructions, or a provision within the Guidelines is applicable based on prior voting history.
If a matter requires input and a vote determination from the Proxy Group, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation, the Proxy Coordinator’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group. The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.
The Proxy Coordinator will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisor to vote in accordance with the Proxy Advisory Firm’s recommendation.
Non-Votes: Votes in which No Action is Taken
The Proxy Coordinator will make reasonable efforts to secure and vote all proxies for the Funds, including markets where shareholders’ rights are limited. Nevertheless, the Proxy Group may recommend that a Fund refrain from voting under certain circumstances including:
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The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.
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The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.
In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.
Further, Counsel may require the Proxy Coordinator to abstain from voting any proposal that is subject to a material conflict of interest provided that abstaining has no effect on the vote outcome.
Matters Requiring Further Consideration
Referrals to the Compliance Committee
If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e. Proxy Advisory Firm, the Advisor, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the Proxy Coordinator will refer the vote to the Compliance Committee Chair.
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Further, if an Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will also be referred to the Compliance Committee for review, regardless of whether the vote is Within- or Out-of-Guidelines.
The Compliance Committee will be provided all recommendations (including Investment Professional(s)), analyses, research, and Conflicts Reports and any other written materials used to establish whether a conflict of interest exists, and will instruct the Proxy Coordinator how such referred proposals should be voted.
The Proxy Coordinator will use best efforts to refer matters to the Compliance Committee for its consideration in a timely manner. In the event any such matter cannot be referred to or considered by the Compliance Committee in a timely manner, the Compliance Committee’s standing instruction is to vote Within Guidelines.
The Compliance Committee will receive a report detailing proposals that were voted Out-of-Guidelines, if the Investment Professional’s recommendation was not acted on, or was referred to the Compliance Committee.
Consultation with Compliance Committee
The Proxy Coordinator may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of these Procedures and Guidelines is unclear, or a recommendation is received from an Investment Professional in connection with any unusual or controversial issue.
Conflicts of Interest
The Advisor shall act in the Funds’ beneficial owners’ best interests and strive to avoid conflicts of interest.
Conflicts of interest can arise, for example, in situations where:
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The issuer is a vendor whose products or services are material to the Voya Funds, the Advisor or their affiliates;
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The issuer is an entity participating to a material extent in the distribution of the Voya Funds;
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The issuer is a significant executing broker dealer;
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Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisor, or Director/Trustee of the Board serves as a director or officer of the issuer; or
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The issuer is Voya Financial.
Potential Conflicts with a Proxy Issuer
The Proxy Coordinator is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer. In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the Proxy Coordinator any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.
The Proxy Group member will advise the Proxy Coordinator in the event he/she believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the Funds’ beneficial owners. The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or have Counsel consider the matter, recusing him/herself only in the event Counsel determines that a material conflict of interest exists. If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process. Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.
Investment Professionals are also required to complete a Conflict of Interest Report or confirm that they do not have any potential conflicts of interests when submitting a vote recommendation to the Proxy Coordinator.
The Proxy Coordinator gathers and analyzes the information provided by the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, affiliates of the Funds, Proxy Group members, Investment Professionals, and the Directors and Officers of the Funds. Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.
The Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group if Counsel determines that a material conflict of interest does not appear to exist with respect to a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s).
Compliance Committee Oversight
The Proxy Coordinator will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist in order that the conflicted party(ies) have no opportunity to exercise voting discretion over a Fund’s proxy.
The Proxy Coordinator will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:
•
The applicable Procedures and Guidelines
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The Proxy Advisory Firm recommendation
•
The Investment Professional(s)’s recommendation, if available
•
Any resources used by the Proxy Group in arriving at its recommendation
•
Counsel’s findings
•
Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists.
In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.
Conflicts Reports
Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the Proxy Coordinator are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities. The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.
The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.
Completed Conflicts Reports should be provided to the Proxy Coordinator as soon as possible and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.
The Proxy Coordinator will forward all Conflicts Reports to Counsel for review. Upon review, Counsel will provide the Proxy Coordinator with a brief statement indicating if a material conflict of interest is present.
Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.
Assessment of the Proxy Advisory Firm
The Proxy Coordinator, on behalf of the Board and the Advisor, will assess if the Proxy Advisory Firm:
•
Is independent from the Advisor
•
Has resources that indicate it can competently provide analysis of proxy issues
•
Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners
•
Has adequate compliance policies and procedures to:
o Ensure that its proxy voting recommendations are based on current and accurate information
o Identify and address conflicts of interest.
The Proxy Coordinator will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the Proxy Coordinator may deem reasonably appropriate. The Proxy Advisory Firm will also promptly notify the Proxy Coordinator in writing of any material change to information previously provided to the Proxy Coordinator in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.
Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review. Counsel will review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.
Voting Funds of Funds, Investing Funds and Feeder Funds
Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com). Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.
However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:
•
If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
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If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Advisor to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.
An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds. Accordingly:
•
Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.
•
In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.
•
In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.
A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders. Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.
When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Procedures and Guidelines.
Securities Lending
Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund. Accordingly, the Fund will not be able to vote securities that are on loan under these arrangements. However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or Proxy Coordinator may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.
Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage. Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction. The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting. In order to recall or restrict shares on a timely basis for material voting purposes, the Proxy Coordinator, on behalf of the Proxy Group, will use best efforts to consider, and when appropriate, to act upon, such requests on a timely basis. Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.
Reporting and Record Retention
Reporting by the Funds
Annually, as required, each Fund and each Sub-Advisor-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya Funds’ website. The proxy voting record for each Fund and each Sub-Advisor-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”). For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website. If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.
Reporting to the Compliance Committee
At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was:
1.
Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;
2.
Voted Within-Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;
3.
Referred to the Compliance Committee for determination.
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The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.
Reporting by the Proxy Coordinator on behalf of the Advisor
The Advisor will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:
•
A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.
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A record of each vote cast on behalf of a Fund.
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A copy of any Advisor-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.
•
A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Advisor voted proxies on behalf of a Fund.
•
A record of all recommendations from Investment Professionals to vote contrary to the Guidelines.
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All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.
All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisor’s office.
Records Maintained by the Proxy Advisory Firm
The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Advisor upon request.
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PROXY VOTING GUIDELINES
Introduction
Proxies must be voted in the best interest of the Funds’ beneficial owners. The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how the Funds’ ballots will be voted on proposals dealing with particular issues. Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines, factoring in the merits of the rationale and disclosure provided.
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available will be considered CASE-BY-CASE.
The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility. Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.
These policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.
Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal will be supported whose implementation would contravene such requirements.
General Policies
The Funds’ policy is generally to support the recommendation of the relevant company’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation. However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.
The rationale and vote recommendation from Investment Professionals will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.
The Fund’s policy is to not support proposals that would negatively impact the existing rights of the Funds’ beneficial owners. Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.
Consider on a CASE-BY-CASE basis competing shareholder and board proposals that appear on the same agenda at uncontested proxies.
International Policies
Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable, certain U.S. guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.
However, given the differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets, the Funds will:
•
Vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate;
•
Consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends their support when:
o The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);
o The market standard is stricter than the Fund’s guidelines; or
o It is the more favorable choice when shareholders must choose between alternate proposals.
Proposal Specific Policies
As mentioned above, these policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.
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Proxy Contests:
Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).
Uncontested Proxies:
1- The Board of Directors
Overview
The Funds may lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation.
In cases where the lodging of disagreement by the Funds is assigned to the board of directors, support will be withheld from the director(s) deemed responsible. Responsibility may be attributed to the entire board, a committee, or an individual, and the Funds will apply a vote accountability guideline (“Vote Accountability Guideline”) specific to the concerns under review. For example:
•
Relevant committee chair
•
Relevant committee member(s)
•
Board chair.
If director(s) to whom responsibility has been attributed is not standing for election (e.g., the board is classified), support will typically not be withheld from other directors in their stead. Additionally, the Funds will typically vote FOR a director in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.
Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.
In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.
Bundled Director Slates
WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of complying with independence requirements, such as:
•
Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
•
In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
•
Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.
For companies with multiple slates in Italy, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.
Independence
Director and Board/Committee Independence
The Funds will consider the relevant country or market listing exchange and the Proxy Advisory Firm’s standards with respect to determining director independence and Board/Committee independence levels. Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to board independence.
The Funds will consider non-independent directors standing for election on a CASE-BY-CASE basis when the full board or committee does not meet the market independence requirements.
•
WITHHOLD support from the non-independent nominating committee chair or non-independent board chair, and if necessary, fewest non-independent directors including the Founder, Chairman or CEO if their removal would achieve the independence requirements across the remaining board or key committee, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated, or the number required to achieve the independence requirements is equal to or greater than the number of non-independent directors standing for election.
•
WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet the applicable independence requirements of the relevant country or market listing exchange.
•
WITHHOLD support from key committee slates if they contain non-independent directors in the election, unless the composition is acceptable under the relevant country or market listing exchange requirements.
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•
WITHHOLD support from non-independent nominating committee chair, board chair, and/or directors if the full board serves as a key committee, or the board has not established the committee, and relevant country or market listing exchange requires such establishment.
Self-Nominated/Shareholder-Nominated Director Candidates
Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis. WITHHOLD support from the candidate when:
•
Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the company);
•
The candidate’s agenda is not in line with the long-term best interests of the company; or
•
Multiple self-nominated candidates are being considered as a proxy contest if similar issues are raised (e.g., potential change in control).
Management Proposals Seeking Non-Board Member Service on Key Committees
Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), nominating and/or governance committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where best market practice otherwise dictates.
Consider other concerns regarding committee members on a CASE-BY-CASE basis.
Shareholder Proposals Regarding Board/Key Committee Independence
Vote AGAINST shareholder proposals asking that the independence be greater than that required by the country or market listing exchange, or asking to redefine director independence.
Board Member Roles and Responsibilities
Attendance
WITHHOLD support from a director who, during both of the most recent two years, has served on the board during the two-year period but attended less than 75 percent of the board and committee meetings without a valid reason for the absences or if the two-year attendance record cannot be ascertained from available disclosure (e.g., the company did not disclose which director(s) attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences).
WITHHOLD support on nominating committee members according to the Vote Accountability Guideline if a director has three or more years of poor attendance without a valid reason for the absences.
The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.
Over-boarding
Consider on a CASE-BY-CASE basis directors who sit on more than two public boards in addition to their own and are named executives officers at any of the companies, potentially WITHHOLD support only at their outside boards.
Vote FOR non-executive directors without regard to “over-boarding” issues, unless when in conjunction with attendance issues during the most recent year. Consider such circumstances on a CASE-BY-CASE basis.
Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.
Combined Chairman / CEO Role
Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise require to be independent, unless other concerns requiring CASE-BY-CASE consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).
Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately, unless significant corporate governance concerns have been cited. Consider such circumstances on a CASE-BY-CASE basis.
Cumulative/Net Voting Markets (e.g., Russia)
When cumulative or net voting applies, generally follow the Proxy Advisory Firm’s approach to vote FOR nominees, such as when asserted by the issuer to be independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.
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Board Accountability
Diversity (excluding Japan)
Consider directors on a CASE-BY-CASE basis according to the Vote Accountability Guideline if there is an absence of diversity on the board or the company fails to disclose an adequate diversity policy or practice.
Consider shareholder proposals on a CASE-BY-CASE basis that request the company to improve / promote diversity and/or diversity-related disclosure.
Return on Equity
Vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency or company performance; e.g. net losses or low return on equity (ROE).
Compensation Practices
Support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.
Where applicable, votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis:
•
Say on Pay responsiveness. Compensation committee members may be opposed for failure to sufficiently address compensation concerns prompting significant opposition to the most recent say on pay vote or continuing to maintain problematic pay practices will be considered on a CASE-BY-CASE basis, factoring in considerations such as level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure.
•
Say on Pay frequency. WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors because the company has failed to include a Say on Pay proposal and/or a Frequency of Say on Pay proposal when required under SEC or market regulatory provisions; or implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders; or is an externally-managed issuer (EMI) or externally-managed REIT (EMR) and has failed to include a Say on Pay proposal or adequate disclosure of the compensation structure.
•
Commitments. Vote FOR compensation committee members receiving an adverse recommendation by the Proxy Advisory Firm due to problematic pay practices or thresholds (e.g. burn rate) if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following year’s annual general meeting.
For all other markets in which the issuer has not followed market practice by submitting a resolution on executive compensation, consider remuneration committee members on a CASE-BY-CASE basis.
Accounting Practices
Consider audit committee members, the company’s CEO or CFO, if nominated as directors, or the board chair or lead director, on a CASE-BY-CASE basis if poor accounting practice concerns are raised, factoring in considerations such as if the:
•
Audit committee failed to remediate known on-going material weaknesses in the company’s internal controls for more than a year.
•
Company has not yet had a full year to remediate the concerns since the time they were identified.
•
Company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.
Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the majority of the time period relevant to the concerns cited.
WITHHOLD support on audit committee members according to the Vote Accountability Guideline if the company has failed to disclose auditors’ fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.
Problematic Actions
Consider directors on a CASE-BY-CASE basis when the Proxy Advisory Firm cites them for problematic actions including a lack of due diligence in relation to a major transaction (e.g. a merger or an acquisition), material failures, lack of risk oversight, scandals, malfeasance, or negligent internal controls at the company or that of an affiliate, factoring in the merits of the director’s performance, rationale, and disclosure when:
•
Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or
•
The director has been directly implicated, resulting in arrest, criminal charge, or regulatory sanction.
Consider members of the nominating committee on a CASE-BY-CASE basis when a director with the above concerns is being nominated to serve on the board.
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Consider on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends withholding support from any director due to share pledging concerns, factoring in the pledged amount, unwind time, and any historical concerns being raised. Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.
WITHHOLD support from (a) all members of the governance committee, or nominating committee if a formal governance committee has not been established, and (b) directors holding shares with superior voting rights if the company is controlled by means of a dual class share with superior / exclusive voting rights and does not have a reasonable sunset provision; i.e., fewer than five years.
Consider on a CASE-BY-CASE basis all directors if no governance or nominating committee directors are under consideration or if the company does not have governance or nominating committees. Investment Professionals that have day-to-day portfolio management responsibility for such companies may be requested to submit a recommendation to the Proxy Coordinator.
WITHHOLD support from directors according to the Vote Accountability Guideline when the Proxy Advisory Firm recommends withholding support due to the board (a) unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or functions as a diminution of shareholder rights, and which are not specifically addressed under the Guidelines, or (b) failing to remove or subject to a reasonable sunset provision such by-laws.
Anti-Takeover Measures
WITHHOLD support according to the Vote Accountability Guideline if the company implements excessive anti-takeover measures.
WITHHOLD support according to the Vote Accountability Guideline if the company fails to remove restrictive poison pill features, ensure a pill’s expiration, or submit the poison pill in a timely manner to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill.
Board Responsiveness
Vote FOR if the majority-supported shareholder proposal has been reasonably addressed.
•
Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.
WITHHOLD support according to the Vote Accountability Guideline if a shareholder proposal received majority support and the board has not disclosed a credible rationale for not implementing the proposal.
If the board has not acted upon a director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting, consider directors on a CASE-BY-CASE basis.
Vote FOR when the issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale.
WITHHOLD support according to the Vote Accountability Guideline if the above provision has not been satisfied.
Board–Related Proposals
Classified/Declassified Board Structure
Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Board Structure
Vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board does not meet the country or market listing exchange independence requirements, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.
For companies in Japan, generally follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.
Board Size
Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, vote AGAINST if seeking to remove shareholder approval rights or the board fails to meet market independence requirements.
Director and Officer Indemnification and Liability Protection
Consider on a CASE-BY-CASE basis proposals on director and officer indemnification and liability protection, using Delaware law as the standard.
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Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.
Director and Officer Indemnification and Liability Protection
Vote in accordance with the Proxy Advisory Firm’s standards (e.g. overly broad provisions).
Discharge of Management/Supervisory Board Members
Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.
Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.
Establish Board Committee
Vote FOR shareholder proposals that seek creation of a key committee of the board, unless the company claims an exemption of the listing exchange or the committee is not required under the listing exchange.
Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.
Filling Board Vacancies / Removal of Directors
Vote AGAINST proposals that allow directors to be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that allow only continuing directors to elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Stock Ownership Requirements
Vote AGAINST such shareholder proposals.
Term Limits / Retirement Age
Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors, unless the proposal seeks to relax existing standards.
2- Compensation
Frequency of Advisory Votes on Executive Compensation
Vote FOR proposals seeking an annual say on pay, and AGAINST those seeking less frequent.
Proposals to Provide an Advisory Vote on Executive Compensation (Canada)
Vote FOR if it is an ANNUAL vote, unless the company already provides shareholders with an annual vote.
Executive Pay Evaluation
Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals
Vote FOR management proposals seeking ratification of the company’s executive compensation structure, unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Proxy Advisory Firm.
Listed below are examples of compensation practices and provisions, and respective consideration and treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.
Consider on a CASE-BY-CASE basis:
•
Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.
•
Retesting in connection with achievement of performance hurdles.
•
Long-Term Incentive Plans where executives already hold significant equity positions.
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•
Long-Term Incentive Plans where the vesting or performance period is too short or stringency of the performance criteria is called into question.
•
Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.
•
Long-Term Incentive Plans that lack an appropriate equity component (e.g., “cash-based only”).
•
Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).
Vote AGAINST:
•
Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)
•
Single Trigger Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered.
•
Plans that allow named executive officers to have material input into setting their pay.
•
Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).
•
Company plans in international markets that provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.
•
Compensation structures at externally-managed issuers (EMI) or externally-managed REITs (EMR) that lack adequate disclosure, based on the Proxy Advisory Firm’s assessment.
Vote ABSTAIN:
•
Legacy single trigger severance provisions in plans, contracts, or payments that do not require an actual change in control in order to be triggered, unless such provisions were previously opposed by a Fund.
Golden Parachutes
Vote to ABSTAIN on golden parachutes if it is determined that the Funds would not have an economic interest, such as the case in an all-cash transaction, regardless of payout terms, amounts, thresholds, etc.
However, if an economic interest exists, vote AGAINST due to single or modified-single trigger severance provisions; otherwise consider on a CASE-BY-CASE basis taking into account if any of the following factors exist:
•
Total NEO payout as a percentage of the total equity value.
•
Aggregate of all single-triggered components (cash and equity) as a percentage of the total NEO payout.
•
Excessive payout.
•
Recent material amendments or new agreements that incorporate problematic features.
•
CEO/NEO remains employed by merged/acquired company.
Equity-Based and Other Incentive Plans Including OBRA
Equity Compensation
Consider on a CASE-BY-CASE basis compensation and employee benefit plans, including those in connection with OBRA, or the issuance of shares in connection with such plans. Vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:
Vote FOR the plan, if:
•
Board independence is the only concern.
•
Amendment places a cap on annual grants.
•
Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA.
•
Amendment adds performance-based goals to comply with Section 162(m) of OBRA.
•
Cash or cash-and-stock bonus components are being approved for exemption from taxes under Section 162(m) of OBRA.
o Give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.
Vote AGAINST if the plan:
•
Exceeds recommended costs (U.S. or Canada).
•
Incorporates share allocation disclosure methods that prevent a cost or dilution assessment.
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•
Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure).
•
Allows deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.
•
Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.
•
Allows financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.
•
Allows plan administrators to benefit from the plan as potential recipients.
•
Allows for an overly liberal change in control definition. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)
•
Allows for post-employment vesting or exercise of options if deemed inappropriate.
•
Allows plan administrators to make material amendments without shareholder approval.
•
Allows procedure amendments that do not preserve shareholder approval rights.
Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)
Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.
Stock Option Plans for Independent Internal Statutory Auditors (Japan)
Vote AGAINST.
Matching Share Plans
Vote AGAINST if the matching share plan does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, or performance criteria.
Employee Stock Purchase Plans or Capital Issuance in Support Thereof
Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.
Director Compensation
Non-Executive Director Compensation
Vote FOR cash-based proposals.
Consider on a CASE-BY-CASE basis equity-based proposals and patterns of excessive pay.
Bonus Payments (Japan)
Vote FOR if all payments are for directors or auditors who have served as executives of the company, and AGAINST if any payments are for outsiders.
Bonus Payments – Scandals
Vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability can be attributed to the nominee.
Consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors when culpability cannot be attributed to all nominees.
Severance Agreements
Vesting of Equity Awards upon Change in Control
Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.
Vote AGAINST shareholder proposals regarding the treatment of equity if:
•
The change in control cash severance provisions are double-triggered; and
•
The company has provided a reasonable rationale regarding the treatment of equity.
Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention
Vote FOR such compensation arrangements if:
•
The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, or the relevant board or committee member(s);
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•
The company has provided adequate rationale and/or disclosure; or
•
Support is recommended as a condition to a major transaction such as a merger.
Treatment of Cash Severance Provisions
Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.
Vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.
Compensation-Related Shareholder Proposals
Executive and Director Compensation
Vote AGAINST shareholder proposals that seek to impose new compensation structures or policies; however, consider on a CASE-BY-CASE basis if evidence exists of abuse in historical compensation practices.
Holding Periods
Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold company stock.
Submit Severance and Termination Payments for Shareholder Ratification
Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.
3- Audit-Related
Auditor Ratification and/or Remuneration
Vote FOR management proposals except in such cases as indicated below.
Consider on a CASE-BY-CASE basis if:
•
The Proxy Advisory Firm raises questions of disclosure or auditor independence; or
•
Total fees for non-audit services exceed 50 percent of the total auditor fees (including audit-related fees, and tax compliance and preparation fees if applicable).
•
There is evidence of excessive compensation relative to the size and nature of the company.
Vote AGAINST if the company has failed to disclose auditors’ fees.
Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.
Auditor Independence
Consider on a CASE-BY-CASE basis shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).
Audit Firm Rotation
Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.
Indemnification of Auditors
Vote AGAINST the indemnification of auditors.
Independent Statutory Auditors (Japan)
Vote AGAINST if the candidate is or was affiliated with the company, its main bank, or one of its top shareholders.
Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.
Vote FOR remuneration as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.
4- Shareholder Rights and Defenses
Advance Notice for Shareholder Proposals
Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.
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Corporate Documents / Article and Bylaw Amendments or Related Director Actions
Vote FOR if the change or policy is editorial in nature or if shareholder rights are protected.
Vote AGAINST if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders, including where the company failed to opt out of a law that affects shareholder rights (e.g., staggered board).
With respect to article amendments for Japanese companies:
•
Vote FOR management proposals to amend a company’s articles to expand its business lines in line with its current industry.
•
Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
•
If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.
•
Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.
Majority Voting Standard
Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with applicable law in the country in which the company is incorporated.
Vote FOR amendments to corporate documents or other actions promoting a majority standard.
Cumulative Voting
Vote FOR shareholder proposals to restore or permit cumulative voting.
Vote AGAINST management proposals to eliminate cumulative voting if the company:
•
Is controlled;
•
Maintains a classified board of directors; or
•
Maintains a dual class voting structure.
Proposals may be supported irrespective of classified board status if a company plans to declassify its board or adopt a majority voting standard.
Confidential Voting
Vote FOR management proposals to adopt confidential voting.
Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
•
In the case of a contested election, management should be permitted to request that the dissident group honors its confidential voting policy.
•
If the dissidents agree, the policy remains in place.
•
If the dissidents do not agree, the confidential voting policy is waived.
Fair Price Provisions
Consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.
Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Poison Pills
Vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that can be reasonably construed as an anti-takeover measure, based on the Proxy Advisory Firm’s approach to evaluating such proposals.
DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations.
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:
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•
Shareholders have approved adoption of the plan;
•
A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or
•
The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.
Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.
Proxy Access
Vote FOR proposals to allow shareholders to nominate directors and have those nominees listed in the company’s proxy statement and on the company’s proxy card, provided that the criteria meet the Funds’ internal thresholds, provided such standard does not conflict with applicable law in the country in which the company is incorporated. However, consider on a CASE-BY-CASE basis shareholder and management proposals that appear on the same agenda.
Vote FOR management proposals also supported by the Proxy Advisory Firm.
Quorum Requirements
Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.
Exclusive Forum
Vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the company (“Exclusive Forum”) if the company’s state of incorporation is the same as its proposed Exclusive Forum, otherwise consider on a CASE-BY-CASE basis.
Reincorporation Proposals
Consider proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.
Vote FOR management proposals not assessed as:
•
A potential takeover defense; or
•
A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.
Vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.
Vote AGAINST shareholder reincorporation proposals not also supported by the company.
Shareholder Advisory Committees
Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.
Right to Call Special Meetings
Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis.
Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when any of the following applies:
•
Company does not currently permit shareholders to do so;
•
Existing ownership threshold is greater than 25 percent; or
•
Sole concern relates to a net-long position requirement.
Written Consent
Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:
•
Permits shareholders to call special meetings;
•
Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and
•
Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).
Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, voting FOR if the above conditions are present.
Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.
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State Takeover Statutes
Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Supermajority Shareholder Vote Requirement
Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements; except,
Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements would protect minority shareholder interests.
Time-Phased Voting
Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.
5- Capital and Restructuring
Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation, unless a contrary recommendation from the relevant Investment Professional(s) is utilized.
Vote AGAINST proposals authorizing excessive discretion to a board.
Capital
Common Stock Authorization
Consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals. In cases where the requests are above the allowable threshold, a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.
Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.
Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted.
Notwithstanding the above, vote AGAINST:
•
Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).
Dual Class Capital Structures
Vote AGAINST:
•
Proposals to create or perpetuate dual class capital structures with unequal voting rights (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a one share, one vote standard, contains a sunset provision of five years or fewer, to avert bankruptcy or generate non-dilutive financing, or not designed to increase the voting power of an insider or significant shareholder).
•
Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.
Vote FOR proposals to eliminate dual class capital structures.
General Share Issuances / Increases in Authorized Capital
Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.
Voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares, will be based on the Proxy Advisory Firm’s assessment.
Preemptive Rights
Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.
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Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.
Preferred Stock
Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm's support of special circumstances, such as mergers or acquisitions, as well as the following criteria:
Consider on a CASE-BY-CASE basis proposals to increase the number of shares of blank check preferred shares or preferred stock authorized for issuance. This approach incorporates both qualitative and quantitative measures, including a review of:
•
Past performance (e.g., board governance, shareholder returns, and historical share usage); and
•
The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).
Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or not utilize a disparate voting rights structure.
Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.
Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Preferred Stock (International)
Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:
•
Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
•
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.
•
Vote AGAINST the creation of:
(1) A new class of preference shares that would carry superior voting rights to the common shares, or
(2) Blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.
Shareholder Proposals Regarding Blank Check Preferred Stock
Vote FOR shareholder proposals requesting to have shareholder ratification of blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.
Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.
Vote FOR management proposals to cancel repurchased shares.
Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.
Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, giving primary consideration to input from the relevant Investment Professional(s).
Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.
Reverse Stock Splits
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split, taking into account management’s rationale and/or disclosure if the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold due to the lack of a proportionate reduction in the number of shares authorized.
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Allocation of Income and Dividends
With respect to Japanese and South Korean companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to oppose such proposals when:
•
The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•
The payout is excessive given the company’s financial position.
Vote FOR such management proposals by companies in other markets.
Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).
In any market , in the event multiple proposals regarding dividends are on the same agenda, consider on a CASE-BY-CASE basis.
Stock (Scrip) Dividend Alternatives
Vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Tracking Stock
Consider the creation of tracking stock on a CASE-BY-CASE basis, giving primary consideration to the input from the relevant Investment Professional(s).
Capitalization of Reserves
Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.
Debt Instruments and Issuance Requests (International)
Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).
Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is not excessive as defined by the Proxy Advisory Firm’s thresholds.
Vote AGAINST proposals where the issuance of debt will result in an excessive gearing level as defined by the Proxy Advisory Firm’s thresholds, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.
Acceptance of Deposits (India)
Voting decisions generally are based on the Proxy Advisory Firm’s approach to evaluating such proposals.
Debt Restructurings
Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.
Financing Plans
Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.
Investment of Company Reserves (International)
Consider proposals on a CASE-BY-CASE basis.
Restructuring
Mergers and Acquisitions, Special Purpose Acquisition Corporations (SPACs) and Corporate Restructurings
Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).
Votes will be reviewed on a CASE-BY-CASE basis with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).
Waiver on Tender-Bid Requirement
Consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.
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Related Party Transactions
Vote FOR approval of such transactions, unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.
6- Environmental, Social, and Governance Issues
Environmental and Social Proposals
Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on environmental and social issues. Such matters may include:
•
Ensuring that the companies they oversee comply with applicable legal, regulatory, and ethical standards;
•
Managing risk effectively; and
•
Assessing and addressing matters that may have a financial impact on shareholder value.
Vote AGAINST shareholder proposals seeking to:
•
Dictate corporate conduct;
•
Impose excessive costs or restrictions; or
•
Duplicate policies already substantially in place.
Shareholder proposals will be considered CASE-BY-CASE if it appears that the
•
Information requested would be helpful to shareholders, and is not duplicative to existing disclosed policies or practices;
•
Company has been subject to significant controversies, litigation, fines, or has suffered punitive damages, penalties, or reputational risk in connection with the relevant issue; or
•
Issue is material to the company.
Vote FOR shareholder proposals if it appears that:
•
Stewardship has fallen short or disclosure practices / policy development lags that of its peers.
Approval of Donations
Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided. Otherwise, vote AGAINST such proposals.
7- Routine/Miscellaneous
Routine Management Proposals
Consider proposals on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends voting AGAINST.
Authority to Call Shareholder Meetings on Less than 21 Days’ Notice
For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.
Approval of Financial Statements and Director and Auditor Reports
Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.
Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.
Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.
Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.
Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.
Other Business
Vote AGAINST proposals for Other Business.
Adjournment
•
Vote FOR when presented with a primary proposal such as a merger or corporate restructuring that is also supported.
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•
Vote AGAINST when not presented with a primary proposal, such as a merger, and a proposal on the ballot is being opposed.
•
Consider other circumstances on a CASE-BY-CASE basis.
Changing Corporate Name
Vote FOR management proposals requesting a change in corporate name.
Multiple Proposals
Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:
•
Support for a single proposal is not operationally required;
•
No one proposal is deemed superior in the interest of the Fund(s); and
•
Each proposal would otherwise be supported under these Guidelines.
Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.
Bundled Proposals
Vote FOR if all of the bundled items are supported by these Guidelines.
Consider on a CASE-BY-CASE basis if one or more items are not supported by these Guidelines and/or the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.
Moot Proposals
This instruction is in regard to items for which support has become moot (e.g., a director for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment)); WITHHOLD support if recommended by the Proxy Advisory Firm.
8- Mutual Fund Proxies
Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.
Hire and Terminate Sub-Advisors
Vote FOR management proposals that authorize the board to hire and terminate sub-advisors.
Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.
Establish Director Ownership Requirement
Vote AGAINST shareholder proposals for the establishment of a director ownership requirement. All other matters should be examined on a CASE-BY-CASE basis.
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Exhibit 1 – Voting Members of the Proxy Group

Name	Title or Affiliation
Kevin M. Gleason	Senior Vice President and Chief Compliance Officer of the Voya Family of Funds
Jason Kadavy	Vice President, Reporting, Fund Accounting, Voya Investments, LLC
Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds
Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC
Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Investment Stewardship, Voya Funds Services, LLC
Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC
Andrew Schlueter	Vice President, Mutual Funds Operations, Voya Funds Services LLC
Joanne Osberg, Esq.	Vice President and Senior Counsel, Voya Funds Services, LLC
Jonathan Nash*	Senior Vice President Risk Management, Voya Investments, LLC

Effective as of August 21, 2020
*Non-voting member
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PART C.
OTHER INFORMATION
Item 28. Exhibits
28 (a)(1)
Trust Instrument dated July 15, 1999 - Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s
Registration Statement on Form N-1A filed on April 11, 2000 and incorporated herein by reference.

28 (a)(2)
Certificate of Amendment of ING Variable Insurance Trust, effective April 30, 2001, to Trust Instrument dated
July 15, 1999 (re-designation of ING Variable Insurance Trust to Pilgrim Variable Insurance Trust) – - Filed as an
Exhibit to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on
April 27, 2001 and incorporated herein by reference.

28 (a)(3)
Certificate of Amendment of Pilgrim Variable Insurance Trust, dated May 9, 2001, to Trust Instrument dated
July 15, 1999 (amending the Trust Instrument to include Notice of Limitation of Liabilities of Series) – Filed as an
Exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on
August 31, 2004 and incorporated herein by reference.

28 (a)(4)
Amendment No. 1, dated March 1, 2002 to Trust Instrument of Voya Variable Insurance Trust dated July 15, 1999
– Filed as an Exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form
N-1A filed on August 31, 2004 and incorporated herein by reference.

28 (a)(5)
Certificate of Amendment of Certificate of Trust of Pilgrim Variable Insurance Trust effective May 1, 2002
(re-designation of Pilgrim Variable Insurance Trust to ING Variable Insurance Trust) – Filed as an Exhibit to
Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on August 31,
2004 and incorporated herein by reference.

28 (a)(6)
Amendment No. 2, effective February 25, 2003, to Trust Instrument of Voya Variable Insurance Trust dated
July 15, 1999 (Abolition of Series of Shares of Beneficial Interest – ING VP High Yield Bond Portfolio) – Filed as
an Exhibit to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed on
April 25, 2003 and incorporated herein by reference.

28 (a)(7)
Amendment No. 3, effective March 10, 2003, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio –
Series 1) – Filed as an Exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on
Form N-1A filed on August 31, 2004 and incorporated herein by reference.

28 (a)(8)
Amendment No. 4, effective March 10, 2003, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Opportunity
Portfolio – Series 1) – Filed as an Exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration
Statement on Form N-1A filed on August 31, 2004 and incorporated herein by reference.

28 (a)(9)
Amendment No. 5, effective April 17, 2003, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Abolition of Series of Shares of Beneficial Interest – ING VP Global Technology Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed on
April 25, 2003 and incorporated herein by reference.

28 (a)(10)
Amendment No. 6, effective September 2, 2003, to Trust Instrument of Voya Variable Insurance Trust dated
July 15, 1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Core
Portfolio – Series 2) – Filed as an Exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration
Statement on Form N-1A filed on August 31, 2004 and incorporated herein by reference.

28 (a)(11)
Amendment No. 7, effective September 22, 2003, to Trust Instrument of Voya Variable Insurance Trust dated
July 15, 1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Core
Portfolio – Series 3) – Filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant’s Registration
Statement on Form N-1A filed on December 8, 2003 and incorporated herein by reference.

28 (a)(12)
Amendment No. 8, effective March 1, 2004, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio –
Series 4) – Filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on
Form N-1A filed on December 8, 2003 and incorporated herein by reference.

28 (a)(13)
Amendment No. 9, effective May 28, 2004, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio –
Series 5) – Filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on
Form N-1A filed on April 30, 2004 and incorporated herein by reference.

28 (a)(14)
Amendment No. 9, effective May 28, 2004, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio –
Series 5) – Filed as an Exhibit to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on
Form N-1A filed on May 26, 2004 and incorporated herein by reference.

28 (a)(15)
Amendment No. 10, effective August 27, 2004, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio –
Series 6) – Filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on
Form N-1A filed on April 30, 2004 and incorporated herein by reference.

28 (a)(16)
Amendment No. 10, effective August 27, 2004, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio –
Series 6) – Filed as an Exhibit to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on
Form N-1A filed on May 26, 2004 and incorporated herein by reference.

28 (a)(17)
Amendment No. 11, effective June 3, 2002, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio –
Series 7) – Filed as an Exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on
Form N-1A filed on August 31, 2004 and incorporated herein by reference.

28 (a)(18)
Amendment No. 12, effective June 3, 2004, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio –
Series 8) – Filed as an Exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on
Form N-1A filed on August 31, 2004 and incorporated herein by reference.

28 (a)(19)
Amendment No. 13, effective June 3, 2004, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio –
Series 9) – Filed as an Exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on
Form N-1A filed on August 31, 2004 and incorporated herein by reference.

28 (a)(20)
Amendment No. 14, effective March 30, 2005, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio –
Series 10, ING GET U.S. Core Portfolio – Series 11 and ING GET U.S. Core Portfolio – Series 12) – Filed as an
Exhibit to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on
June 16, 2005 and incorporated herein by reference.

28 (a)(21)
Amendment No. 15, effective April 29, 2005, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING VP Worldwide Growth
Portfolio name change to ING VP Global Equity Dividend Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on June 16, 2005 and incorporated herein by reference.

28 (a)(22)
Amendment No. 16, effective November 10, 2005, to Trust Instrument of Voya Variable Insurance Trust dated
July 15, 1999 (Establishment of Record Dates) – Filed as an Exhibit to Post-Effective Amendment No. 26 to the
Registrant’s Registration Statement on Form N-1A filed June 13, 2006 and incorporated herein by reference.

28 (a)(23)
Amendment No. 17, effective November 10, 2005, to Trust Instrument of Voya Variable Insurance Trust dated
July 15, 1999 (Abolition of Series of Shares of Beneficial Interest – ING GET U.S. Opportunity Portfolio – Series
1) – Filed as an Exhibit to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form
N-1A filed June 13, 2006 and incorporated herein by reference.

28 (a)(24)
Amendment No. 18, effective January 19, 2006, to Trust Instrument of Voya Variable Insurance Trust dated
July 15, 1999 (Establishment and Designation of Series of Shares of Beneficial Interest – ING GET U.S. Core
Portfolio – Series 13 and ING GET U.S. Core Portfolio – Series 14) – Filed as an Exhibit to Post-Effective
Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A filed June 13, 2006 and incorporated herein by reference.

28 (a)(25)
Amendment No. 19, effective April 28, 2008, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Abolition of Series of Shares of Beneficial Interest – ING VP Global Equity Dividend Portfolio) – Filed as
an Exhibit to Amendment No. 36 (811-9477) to the Registrant’s Registration Statement on Form N-1A filed on
April 29, 2010 and incorporated herein by reference.

28 (a)(26)
Amendment No. 20, effective September 19, 2008, to Trust Instrument of Voya Variable Insurance Trust dated
July 15, 1999 (Abolition of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio – Series 1) –
Filed as an Exhibit to Amendment No. 36 (811-9477) to the Registrant’s Registration Statement on Form N-1A
filed on April 29, 2010 and incorporated herein by reference.

28 (a)(27)
Amendment No. 21, effective December 12, 2008, to Trust Instrument of Voya Variable Insurance Trust dated
July 15, 1999 (Abolition of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio – Series 2) –
Filed as an Exhibit to Amendment No. 36 (811-9477) to the Registrant’s Registration Statement on Form N-1A
filed on April 29, 2010 and incorporated herein by reference.

28 (a)(28)
Amendment No. 22, effective March 13, 2009, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Abolition of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio – Series 3) – Filed as an
Exhibit to Amendment No. 36 (811-9477) to the Registrant’s Registration Statement on Form N-1A filed on
April 29, 2010 and incorporated herein by reference.

28 (a)(29)
Amendment No. 23, effective June 12, 2009, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (Abolition of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio – Series 4) – Filed as an
Exhibit to Amendment No. 36 (811-9477) to the Registrant’s Registration Statement on Form N-1A filed on
April 29, 2010 and incorporated herein by reference.

28 (a)(30)
Amendment No. 24, effective January 10, 2013, to Trust Instrument of Voya Variable Insurance Trust dated
July 15, 1999 (Amendment of Mandatory Trustee Retirement Age) – Filed as an Exhibit to Amendment No. 40
(811-9477) to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2014 and incorporated herein by reference.

28 (a)(31)
Amendment No. 25, effective September 6, 2013, to Trust Instrument of Voya Variable Insurance Trust dated
July 15, 1999 (Abolition of Series of Shares of Beneficial Interest – ING GET U.S. Core Portfolio – Series 12) –
Filed as an Exhibit to Amendment No. 40 (811-9477) to the Registrant’s Registration Statement on Form N-1A
filed on April 29, 2014 and incorporated herein by reference.

28 (a)(32)
Amendment No. 26, effective May 1, 2014, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (re-designation of ING Variable Insurance Trust to Voya Variable Insurance Trust and its Series) – Filed as an
Exhibit to Amendment No. 40 (811-9477) to the Registrant’s Registration Statement on Form N-1A filed on
April 29, 2014 and incorporated herein by reference.

28 (a)(33)
Amendment No. 27, effective November 20, 2014, to Trust Instrument of Voya Variable Insurance Trust dated
July 15, 1999 (Establishment and Designation of Series of Shares of Beneficial Interest – VY® Goldman Sachs
Bond Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration
Statement on Form N-1A filed on February 5, 2015 and incorporated herein by reference.

28 (a)(34)
Amendment No. 28, effective September 10, 2015, to Trust Instrument of Voya Variable Insurance Trust dated
July 15, 1999 (Amendment to Increase Number of Trustees) – Filed as an Exhibit to Post-Effective Amendment
No. 34 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2016 and incorporated herein by reference.

28 (a)(35)
Amendment No. 29, effective August 9, 2019, to Trust Instrument of Voya Variable Insurance Trust dated July 15,
1999 (VY® Goldman Sachs Bond Portfolio name change to VY® BrandywineGLOBAL – Bond Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on February 10, 2020 and incorporated herein by reference.

28 (a)(36)	Amendment No. 30, effective November 25, 2019, to the Trust Instrument of Voya Variable Insurance Trust dated July 15, 1999 (Amendment of Mandatory Trustee Retirement Age) – Filed herein.
28 (b)(1)
Amended and Restated By-Laws of Voya Variable Insurance Trust dated March 18, 2018 – Filed as an Exhibit to
Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on April 24, 2019 and incorporated herein by reference.

28 (c)
The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust
Instrument referenced in Exhibit (a) above and in Articles IV, VI and XIII of the By-Laws referenced in Exhibit (b)
above.

28 (d)(1)
Amended and Restated Investment Management Agreement, dated February 9, 2015, between Voya Variable
Insurance Trust and Voya Investments, LLC, as amended and restated on May 1, 2015 – Filed as an Exhibit to
Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2016 and incorporated herein by reference.

28 (d)(1)(i)
Amended Schedule A, dated August 9, 2019, to Amended and Restated Investment Management Agreement, dated
February 9, 2015, between Voya Variable Insurance Trust and Voya Investments, LLC – Filed as an Exhibit to
Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on February 10,
2020 and incorporated herein by reference.

28 (d)(1)(ii)
Amended Schedule B and C, dated September 2020, to the Amended and Restated Investment Management
Agreement, dated February 9. 2015, between Voya Variable Insurance Trust and Voya Investments, LLC – Filed
herein.

28 (d)(2)	Sub-Advisory Agreement, dated July 31, 2020, between Voya Investments, LLC and Brandywine Global Investment Management, LLC – Filed herein.
28 (d)(3)
Expense Limitation Agreement, effective January 1, 2016, between Voya Investments, LLC and Voya Variable
Insurance Trust – Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Registration
Statement on Form N-1A filed on April 28, 2016 and incorporated herein by reference.

28 (e)(1)
Distribution Agreement dated February 9, 2015, between Voya Variable Insurance Trust and Voya Investments
Distributor, LLC – Filed as an Exhibit to Post- Effective Amendment No. 32 to the Registrant’s Registration
Statement on Form N-1A filed on April 28, 2015 and incorporated herein by reference.

28 (e)(1)(i)
Amended Schedule A, dated September 2019, to the Distribution Agreement, dated February 9, 2015, between the
Registrant and Voya Investments Distributor, LLC – Filed as an Exhibit to Post-Effective Amendment No. 42 to
the Registrant’s Registration Statement on Form N-1A filed on February 10, 2020 and incorporated herein by reference.

28 (f)(1)	Amended and Restated Deferred Compensation Plan for Independent Directors dated January 14, 2021 – Filed herein.
28 (g)(1)
Custody Agreement, dated January 6, 2003, between The Bank of New York Mellon and Registrant – Filed as an
Exhibit to Post- Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed on
March 12, 2004 and incorporated herein by reference.

28 (g)(1)(i)
Amendment, dated January 1, 2019, to the Custody Agreement, dated January 6, 2003, between the Registrant and the Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s
Registration Statement on Form N-1A filed on April 24, 2019 and incorporated herein by reference.

28 (g)(1)(ii)
Amended Exhibit A, effective May 1, 2020, to the Custody Agreement with The Bank of New York Mellon dated
January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration
Statement on Form N-1A filed on April 22, 2020 and incorporated herein by reference.

28 (g)(1)(iii)
Supplement to the Custody Agreement –Hong Kong – China Connect Service dated April 1, 2019, between the
Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 43 to the
Registrant’s Registration Statement on Form N-1A filed on April 22, 2020 and incorporated herein by reference.

28 (g)(1)(iv)
Amended Annex A, effective July 29, 2019, to the Supplement to the Custody Agreement –Hong Kong – China
Connect Service dated April 1, 2019, between the Registrant and The Bank of New York Mellon – Filed as an
Exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed on
April 22, 2020 and incorporated herein by reference.

28 (g)(2)
Foreign Custody Manager Agreement, dated January 6, 2003, between The Bank of New York Mellon and
Registrant– Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on
Form N-1A filed on February 10, 2020 and incorporated herein by reference.

28 (g)(2)(i)
Amended Exhibit A, effective May 1, 2020, to the Foreign Custody Manager Agreement with The Bank of New
York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 43 to the Registrant’s
Registration Statement on Form N-1A filed on April 22, 2020 and incorporated herein by reference.

28 (g)(2)(ii)
Amended Schedule 2, dated June 4, 2008 to the Foreign Custody Manager Agreement dated January 6, 2003 with
The Bank of New York Mellon – Filed as an Exhibit to Amendment No. 34 (811-9477) to the Registrant’s
Registration Statement on Form N-1A filed on April 30, 2009 and incorporated herein by reference.

28 (g)(3)
Securities Lending Agreement and Guaranty, dated August 7, 2003, between The Bank of New York Mellon and the Registrant – Filed as an Exhibit to Post- Effective Amendment No. 11 to the Registrant’s Registration
Statement on Form N-1A filed on March 12, 2004 and incorporated herein by reference.

28 (g)(3)(i)
Amended Exhibit A, effective May 1,2020, to the Securities Lending Agreement and Guaranty with The Bank of
New York Mellon dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 43 to the
Registrant’s Registration Statement on Form N-1A filed on April 22, 2020 and incorporated herein by reference.

28 (g)(3)(ii)
Amendment, effective March 26, 2019, to Securities Agreement and Guaranty dated August 7, 2003 between the
Bank of New York Mellon and the Registrant – Filed as an Exhibit to Post-Effective Amendment No. 40 to the
Registrant’s Registration Statement on Form N-1A filed on April 24, 2019 and incorporated herein by reference.

28 (g)(3)(iii)
Amendment, effective March 21, 2019, to Securities Agreement and Guaranty dated August 7, 2003 between the
Bank of New York Mellon and the Registrant – Filed as an Exhibit to Post-Effective Amendment No. 40 to the
Registrant’s Registration Statement on Form N-1A filed on April 24, 2019 and incorporated herein by reference.

28 (g)(4)
Cash Reserve Agreement, dated March 31, 2003, with The Bank of New York Mellon – Filed as an Exhibit to
Post- Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed on March 12,
2004 and incorporated herein by reference.

28 (g)(4)(i)	Amended Exhibit A, dated May 1, 2019, to the Cash Reserve Agreement dated March 31, 2003 between the Bank of New York Mellon and the Registrant – Filed herein.
28 (h)(1)
Fund Accounting Agreement, dated January 6, 2003, between Registrant and The Bank of New York Mellon –
Filed as an Exhibit to Post- Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A
filed on March 12, 2004 and incorporated herein by reference.

28 (h)(1)(i)
Amendment, dated January 1, 2019, to the Fund Accounting Agreement dated January 6, 2003 with The Bank of
New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration
Statement on Form N-1A filed on April 24, 2019 and incorporated herein by reference.

28 (h)(1)(ii)
Investment Company Reporting Modernization Services Amendment, dated February 1, 2018, to the Fund
Accounting Agreement dated January 6, 2003 with The Bank of New York Mellon – Filed as an Exhibit to Post-
Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on April 26, 2018 and incorporated herein by reference.

28 (h)(1)(iii)
Amended Exhibit A, effective May 1, 2020, to the Fund Accounting Agreement with The Bank of New York
Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 43 to the Registrant’s
Registration Statement on Form N-1A filed on April 22, 2020 and incorporated herein by reference.

28 (h)(2)
Transfer Agency Services Agreement, dated February 25, 2009, between BNY Mellon Investment Servicing (U.S.)
Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and Voya Variable Insurance Trust – Filed as an
Exhibit to Amendment No. 34 (811-9477) to the Registrant’s Registration Statement on Form N-1A filed on
April 30, 2009 and incorporated herein by reference.

28 (h)(2)(i)
Amendment, dated May 1, 2020, to the Transfer Agency Services Agreement dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed on
April 22, 2020 and incorporated herein by reference.

28 (h)(2)(ii)
Amendment, effective November 5, 2019, to the Transfer Agency Services Agreement dated February 25, 2009 –
Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A
filed on February 10, 2020 and incorporated herein by reference.

28 (h)(2)(iii)
Amendment, effective May 1, 2019, to the Transfer Agency Services Agreement dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on February 10, 2020 and incorporated herein by reference.

28 (h)(2)(iv)
Amendment, effective January 1, 2019, to the Transfer Agency Services Agreement dated February 25, 2009 –
Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
filed on April 24, 2019 and incorporated herein by reference.

28 (h)(2)(v)
Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement dated February 25, 2009 –
Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A
filed on February 10, 2020 and incorporated herein by reference.

28 (i)(1)
Opinion and Consent of Paul, Weiss, Rifkind, Wharton & Garrison regarding the legality of the securities being issued – Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form
N-1A filed on April 11, 2000 and incorporated herein by reference.

28 (i)(2)
Opinion and Consent of Dechert LLP regarding the legality of the securities being issued (ING GET U.S. Core
Portfolio – Series 1 and ING GET U.S. Core Portfolio – Series 2) – Filed as an Exhibit to Post-Effective
Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2003 and incorporated herein by reference.

28 (i)(3)
Opinion and Consent of Dechert LLP regarding the legality of the securities being issued (ING GET U.S. Core
Portfolio – Series 3 and ING GET U.S. Core Portfolio – Series 4) – Filed as an Exhibit to Post-Effective
Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed on December 8, 2003 and incorporated herein by reference.

28 (i)(4)
Opinion and Consent of Dechert LLP regarding the legality of the securities being issued (ING GET U.S. Core
Portfolio – Series 5 and ING GET U.S. Core Portfolio – Series 6) – Filed as an Exhibit to Post-Effective
Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed on May 26, 2004 and incorporated herein by reference.

28 (i)(5)
Opinion and Consent of Dechert LLP regarding the legality of the securities being issued (ING GET U.S. Core
Portfolio – Series 7 and ING GET U.S. Core Portfolio – Series 8) – Filed as an Exhibit to Post-Effective
Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed on November 12, 2004 and incorporated herein by reference.

28 (i)(6)
Opinion and Consent of Dechert LLP regarding the legality of the securities being issued (ING GET U.S. Core
Portfolio – Series 9) – Filed as an Exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration
Statement on Form N-1A filed on May 24, 2005 and incorporated herein by reference.

28 (i)(7)
Opinion and Consent of Dechert LLP regarding the legality of the securities being issued (ING GET U.S. Core
Portfolio – Series 10 and ING GET U.S. Core Portfolio – Series 11) – Filed as an Exhibit to Post-Effective
Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed on August 29, 2005 and incorporated herein by reference.

28 (i)(8)
Opinion and Consent of Dechert LLP regarding the legality of the securities being issued (ING GET U.S. Core
Portfolio – Series 12) – Filed as an Exhibit to Post-Effective Amendment No. 23 to the Registrant’s Registration
Statement on Form N-1A filed on February 21, 2006 and incorporated herein by reference.

28 (i)(9)
Opinion and Consent of Dechert LLP regarding the legality of the securities being issued (ING GET U.S. Core
Portfolio – Series 13 and ING GET U.S. Core Portfolio – Series 14) – Filed as an Exhibit to Post-Effective
Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A filed June 13, 2006 and incorporated herein by reference.

28 (i)(10)
Opinion and Consent of Dechert LLP regarding the legality of the securities being issued (VY® Goldman Sachs
Bond Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration
Statement on Form N-1A filed on February 5, 2015 and incorporated herein by reference.

28 (j)(1)	Consent of Ropes & Gray LLP – Filed herein.
28 (j)(2)	Consent of KPMG LLP – Filed herein.
28 (j)(3)	Consent of Ernst & Young LLP –Filed herein.

28 (k)	N/A
28 (l)	Form of Purchase Agreement – Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed on April 11, 2000 and incorporated herein by reference.
28 (m)	N/A
28 (n)	N/A
28 (o)	N/A
28 (p)(1)	Voya Funds and Advisers Code of Ethics amended October 12, 2020 – Filed herein.
28 (p)(2)	Brandywine Global Investment Management, LLC Code of Ethics, effective October 2020 – Filed herein.
Item 29. Persons Controlled by or Under Common Control with Registrant
None
Item 30. Indemnification
Reference is made to Article IX of Registrants By-Laws and paragraphs 1.11 of the Distribution Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.
In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
The Registrant is covered under an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under circumstances.
Section 9 of the Investment Management Agreement with Voya Investments, LLC and Section 16 of the Sub-Advisory Agreement with Brandywine Global Investment Management, LLC and Voya Investments LLC, and Section 12 of the Distribution Agreement between the Registrant and Voya Investments Distributor, LLC limit the liability of Manager, the Sub-Advisors and the Distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.
The Registrant hereby undertakes that it will apply the indemnification provisions of its Trust Instrument, By-Laws, Management Agreement and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.
Item 31. Business and Other Connections of Investment Advisers
Any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each sub-adviser of Voya Variable Insurance Trust and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser’s Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.
INVESTMENT ADVISER	FILE NO.
Voya Investments, LLC	801-48282

INVESTMENT ADVISER	FILE NO.
Brandywine Global Investment Management, LLC	801-27797
Item 32. Principal Underwriter
(a)
Voya Investments Distributor, LLC is the principal underwriter for Voya Balanced Portfolio, Inc.; Voya Equity Trust; Voya Funds Trust; Voya Government Money Market Portfolio; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc. Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust.
(b)
Information as to the directors and officers of the Principal Underwriter together with the information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Principal Underwriter in the last two years, is included in the table below:
Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
Raj Badhwar One Orange Way Windsor, CT 06095	Chief Information Security Officer	None
Michael Bell 230 Park Avenue New York, NY 10169	Senior Vice President	Chief Executive Officer
Carlo Bertucci One Orange Way Windsor, CT 06095	Treasurer	None
Stephen Easton One Orange Way Windsor, CT 06095	Chief Compliance Officer	None
Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258	Secretary	Secretary
James M. Fink 5780 Powers Ferry Road NW Atlanta, GA 30327	Senior Vice President	Executive Vice President
Christopher Kurtz One Orange Way Windsor, CT 06095	Chief Financial Officer	None
Francis G. O’Neill One Orange Way Windsor, CT 06095	Senior Vice President and Chief Risk Officer	None
Niccole A. Peck 5780 Powers Ferry Road NW Atlanta, GA 30327	Vice President and Assistant Treasurer	None
Monia Piacenti One Orange Way Windsor, CT 06095	Anti-Money Laundering Officer	Anti-Money Laundering Officer
Dina Santoro 230 Park Avenue New York, NY 10169	Director and Senior Vice President	President

Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
Andrew K. Schlueter 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258	Vice President	Vice President
Charles Shaffer 230 Park Avenue New York, NY 10169	Director and Executive Vice President	None
Robert P. Terris 5780 Powers Ferry Road NW Atlanta, GA 30327	Senior Vice President	Senior Vice President
Jacob J. Tuzza 230 Park Avenue New York, NY 10169	Director, President and Chief Executive Officer	None
(c)
Not applicable.
Item 33. Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of: (a) the Registrant, (b) the Investment Adviser, (c) the Distributor, (d) the Custodians, (e) the Transfer Agent, and (f) the Sub-Advisers. The address of each is as follows:
(a)	Voya Variable Insurance Trust 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(b)	Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258
(c)	Voya Investments Distributor, LLC 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(d)	Bank of New York Mellon 225 Liberty Street New York, New York 10286
(e)	BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
(f)	Brandywine Global Investment Management, LLC 1735 Market Street, Suite 1800 Philadelphia, Pennsylvania 19103
Item 34. Management Services
N/A
Item 35. Undertakings
None

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 45 to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 45 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the State of Arizona on the 27th day of April, 2021.
VOYA VARIABLE INSURANCE TRUST
By
/s/ Paul A. Caldarelli

Paul A. Caldarelli
Assistant Secretary
Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
SIGNATURE	TITLE	DATE
/s/ Michael Bell Michael Bell*	Chief Executive Officer	April 27, 2021
/s/ Todd Modic Todd Modic*	Senior Vice President and Chief/Principal Financial Officer	April 27, 2021
/s/ Dina Santoro Dina Santoro*	Interested Trustee and President	April 27, 2021
/s/ Colleen D. Baldwin Colleen D. Baldwin*	Trustee	April 27, 2021
/s/ John V. Boyer John V. Boyer*	Trustee	April 27, 2021
/s/ Patricia W. Chadwick Patricia W. Chadwick*	Trustee	April 27, 2021
/s/ Martin J. Gavin Martin J. Gavin*	Trustee	April 27, 2021
/s/ Joseph E. Obermeyer Joseph E. Obermeyer*	Trustee	April 27, 2021
/s/ Sheryl K. Pressler Sheryl K. Pressler*	Trustee	April 27, 2021
/s/ Christopher P. Sullivan Christopher P. Sullivan*	Trustee	April 27, 2021
*By: /s/ Paul A. Caldarelli

Paul A. Caldarelli
Attorney-in-Fact**
* Powers of attorney for Michael Bell, Todd Modic and each Trustee were filed as attachments to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on February 10, 2020 and are incorporated herein by reference.